                                                      '33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

Post-Effective Amendment No. 60                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 61                                                        [X]

                        (Check appropriate box or boxes)

                              GARTMORE MUTUAL FUNDS

                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       Registrant's Telephone Number, including Area Code:    (484) 530-1300

                                           Send Copies of Communications to:
MS. ELIZABETH A. DAVIN, ESQ.               MR. DUANE LASSITER, ESQ.
NATIONWIDE PLAZA                           STRADLEY RONON STEVENS AND YOUNG LLP
COLUMBUS, OHIO 43215                       2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)    PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

            [ ] immediately upon filing pursuant to paragraph (b)

            [ ] on March 1, 2004 pursuant to paragraph (b)

            [ ] 60 days after filing pursuant to paragraph (a)(1)

            [ ] on [date] pursuant to paragraph (a)(1)

            [X] 75 days after filing pursuant to paragraph (a)(2)

            [ ] on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

            [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                Explanatory Note

This Post-Effective Amendment No. 60 to Registrant's Registration Statement or Form N-1A includes prospectuses for the following new series of the Registrant:
1) the Gartmore Global Natural Resources Fund; 2) the Gartmore China Opportunities Fund; and 3) the Gartmore Actively Managed Aggressive Asset Allocation Fund, Gartmore Actively Managed Moderately Aggressive Asset Allocation Fund and Gartmore Actively Managed Moderate Asset Allocation Fund.

The filing also includes the Combined Statement of Additional Information for the Gartmore Mutual Funds, as amended to include information regarding the new series.

                                   PROSPECTUS

                                 [June 29], 2004

                                  SECTOR Series
                     GARTMORE GLOBAL NATURAL RESOURCES FUND

GARTMORE FUNDS                                            WWW.GARTMOREFUNDS.COM

[Gartmore Funds Logo]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

FUND SUMMARY
Gartmore Global Natural Resources Fund

MORE ABOUT THE FUND
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MANAGEMENT
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares
Excessive Trading

DISTRIBUTIONS AND TAXES
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

ADDITIONAL INFORMATION                                              BACK COVER

FUND SUMMARY

This prospectus provides information about one fund (the "Fund") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page __. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund uses investment strategies that may present substantially higher risks and greater volatility than most mutual funds. The Fund may not be appropriate for all investors. The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has the following share classes:

- Class A

- Class B

- Class C

- Class R

- Institutional Service Class

- Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page __.

FUND SUMMARY - GARTMORE GLOBAL NATURAL RESOURCES FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal market conditions the Fund invests at least 80% of its net assets in securities issued by U.S. and foreign companies in the natural resources sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, activities in natural resources industries.

CALL OUT BOX:

Natural resources industries

Natural resources include, for example, energy sources, precious metals (e.g., gold, silver and platinum), forest products, real estate, ferrous and nonferrous metals (e.g., iron, aluminum and copper), chemicals and other basic commodities. Thus, companies in natural resources industries may include those that:

- participate in the discovery and development of natural resources from new or conventional sources,

- own or produce natural resources such as oil, natural gas, precious metals, and other commodities,

- engage in the transportation, distribution, or processing of natural resources,

- contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control, and

- provide related services such as mining, drilling, chemicals and related parts and equipment.

The Fund invests more than 25% of its total assets in the securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; ferrous and nonferrous metals; base metal production; forest products; agricultural products; paper products; chemicals; building materials; coal; alternative energy sources; real estate; and environmental services. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies within the natural resources sector of any size. The Fund invests in securities of large companies that are well established in the natural resources sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in natural resources companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging markets countries, the Fund will invest in companies located in those countries.

The Fund primarily invests in equity securities which include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts. The Fund may also utilize derivative instruments, including commodity-linked derivatives such as commodity options and futures, in an attempt to increase its investment return and manage its exposure to changing commodity prices, securities prices, and other economic variables.

CALL-OUT BOX:
Commodity-linked derivatives

Commodity-linked derivative investments allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of physical commodities (such as oil, livestock or metal products), a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences for shareholders.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. Just as importantly, GGP avoids those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP maintains a strong selling discipline by:

         - Reviewing securities for potential sale if the price reaches a predetermined price level.

         - Reviewing historical trends and evaluating the security based on these trends.

         - Focusing on both economic and security specific news on the security.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

In addition to stock market risk as described below, the Fund uses investment techniques and strategies that may present substantially higher risks and greater volatility than most other mutual funds. The Fund seeks to increase return by using short sales and other forms of volatile financial derivatives, primarily commodity-linked derivatives. The Fund may not be appropriate for all investors.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments, more volatile currencies and less established markets.

CONCENTRATION RISK. The Fund invests more than 25% of its total assets in companies in natural resources industries. This ability to invest in a more concentrated range of securities than most other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified, mutual funds due to the market movement of securities of companies in natural resources industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting natural resources industries, such as international political and economic developments, energy conservation, the success of exploration projects, regulatory events, and events occurring in nature that can affect the overall supply of a natural resource and thereby the value of companies engaged in activities related to that natural resource.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, because the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

CASH POSITION RISK. To the extent that the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

DERIVATIVES RISK. The Fund may invest in derivatives, primarily commodity-linked derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment in real assets. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security or other market prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more information about the Fund's investments and risks, see "More About the Fund" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select:

                                            Class      Class       Class          Class
 Shareholder Fees(1) (paid directly           A          B           C              R            Institutional      Institutional
        from your investment                Shares     Shares      Shares         Shares     Service Class Shares   Class Shares
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price                               5.75%(2)   None        None            None               None               None
Maximum Sales Charge (Load) imposed
upon redemptions (as a percentage of
original purchase price or sale
proceeds, as applicable                      None(3)    5.00%(4)    1.00%(5)        None               None               None
Redemption/Exchange Fee (as
percentage of amount redeemed or
exchanged)(6)                                2.00%      2.00%       2.00%           2.00%              2.00%              2.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Class          Class      Class      Class
Annual Fund Operating Expenses (deducted from       A              B          C          R         Institutional      Institutional
Fund assets)                                      Shares         Shares     Shares     Shares   Service Class Shares   Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees(7)                                 0.90%         0.90%      0.90%      0.90%           0.90%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees           0.25%         1.00%      1.00%      0.40%(8)        None                None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                                  0.66%         0.60%      0.60%      0.80%           0.75%               0.60%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES               1.81%         2.50%      2.50%      2.10%           1.65%               1.50%
---------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(10)     0.20%         0.20%      0.20%      0.20%           0.20%               0.20%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                            1.61%         2.30%      2.30%      1.90%           1.45%               1.30%
---------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-End Sales Charges-Class A shares" on page __.

(3) A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" on page __, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page __.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC), on Class A, Class B and Class C shares" on page __.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

(6) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Excessive Trading" on page __.

(7) This represents a base fee and can increase or decrease depending on the performance of the Fund. See page __ for additional details.

(8) "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

(9) As a new Fund, these are estimates for the current fiscal year ending October 31, 2004. These estimates do not take into account the expense limitation agreement between the Trust, on behalf of the Fund, and GMF.

(10) GMF and the Trust have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.30% for each Class at least through June 30, 2005. The Trust is authorized to reimburse GMF for management fees previously waived and/or the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 year    3 years
                                                 ------    -------
Class A Shares*                                   $729     $1,093
Class B Shares                                    $733     $1,060

Class C Shares                                    $333     $  760
Class R Shares                                    $193     $  639
Institutional Service Class Shares                $148     $  501
Institutional Class Shares                        $132     $  454


You would pay the following expenses on the same investment if you did not sell your shares**:

                                  1 year    3 years
Class B Shares                     $233      $760
Class C Shares                     $233      $760

* Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

SHORT SALES. When GGP believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit by purchasing at a lower price and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, other liquid debt securities, equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

CONVERTIBLE SECURITIES. Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because most convertibles can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

REITS. Real estate investment trusts (REITS) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PREFERRED STOCK. Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

DERIVATIVES. The Fund may invest in derivatives, particularly commodity-linked derivatives such as commodity options and futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment in real assets. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock or real asset. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

OTHER PRINCIPAL RISKS

SMALL AND MID CAP RISK. Generally, investments in smaller or medium-sized companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small or mid cap companies have historically been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small and mid cap companies to changing economic conditions.

In addition, small or mid cap companies may:

     -     lack depth of management

     -     lack a proven track record

     -     be unable to generate funds necessary for growth or development

     - be developing or marketing new products or services for which markets are not yet established and may never become established

     -     market products or services which may become quickly obsolete

Therefore, while small or mid cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK.

Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

         - COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

         - FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

         -        GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS.
                  Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

         - CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

DERIVATIVES RISK. Derivatives are volatile and involve significant risks, which may include:

         - LEVERAGE RISK. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

         - CREDIT RISK. The risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.

         - LIQUIDITY RISK. The risk that certain investments may be difficult or impossible to sell or close out of at the time that the Fund would like or at the price that the Fund believes the investment is currently worth.

         - CORRELATION RISK. The risk that the price of the derivative and movements in the prices of the investments being hedged do not move as expected.

COMMODITY-LINKED DERIVATIVES RISKS. In addition to the liquidity, credit, leverage and correlation risks typically associated with derivatives, commodity-linked derivatives may also be subject to additional special risks that do not affect traditional equity and debt securities:

         - RISK OF LOSS OF PRINCIPAL. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular instrument in the Fund's portfolio may be considerably high.

         - GREATER VOLATILITY RISK. The value of commodity-linked derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile.

TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF is also authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time.

GMF was organized in 1999 and since September 1, 1999, has provided investment advisory services to both the Trust and Gartmore Variable Insurance Trust. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is listed below. The base management fee may be adjusted based upon its performance relative to its benchmark, the _____________.(1) This performance fee is discussed further below.

                       0.90% on assets up to $500 million
                       0.85% on assets of $500 million and more but
                         less than $2 billion
                       0.80% on assets of $2 billion and more

SUBADVISER

Subject to the supervision of GMF and the Board of Trustees, Gartmore Global Partners ("GGP"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania, 19428, the Fund's subadviser, manages the Fund's assets in accordance with the Fund's investment objectives and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for the securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K. and Japan) have over $77.6 billion in net assets under management as of March 31, 2004, of which $1.5 billion is managed by GGP.

Out of its management fee, GMF pays GGP a subadvisory fee based on the Fund's average daily net assets. The annual subadvisory fee payable by GMF to GGP, expressed as a percentage of the Fund's average daily net assets is listed below. The subadvisory fee is a base fee that may be adjusted based upon its performance relative to its benchmark, the _____________. This performance fee is discussed further below.


________________________
(1)TBD

                            0.45% on assets up to $500 million
                            0.425% on assets of $500 million and more but
                              less than $2 billion
                            0.40% on assets of $2 billion and more

PERFORMANCE FEES

The Fund pays GMF a base management fee, and GMF pays GGP a base subadvisory fee, each of which may be adjusted at various increments upward or downward depending on the Fund's performance relative to its benchmark, the ____________.

After a full year of operations, the base advisory and subadvisory fees as set forth above, will be adjusted each quarter, beginning at the end of the first quarter following the first full year of the Fund's operations, depending upon the Fund's investment performance for the 12 month period preceding the end of that quarter relative to the investment performance of the Fund's benchmark. The base fees are either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund's Class A shares to measure), by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

+/- 100 bps under/outperformance                            2 bps
+/- 200 bps under/outperformance                            4 bps
+/- 300 bps under/outperformance                            6 bps
+/- 400 bps under/outperformance                            8 bps
+/- 500 bps or more under/outperformance                   10 bps

The fee adjustments described above will be phased in over the first full quarter following the first full year of the Fund's operations so that the first performance fee payment or penalty, if any, will be made at the end of the fifteenth month after the Fund's commencement of operations. Thereafter, performance adjustments will be made quarterly.

The SAI contains more detailed information about any possible performance based adjustments. The following shows the maximum and minimum advisory and subadvisory fees:

                                     Minimum Fee                 Base Fee                Maximum Fee
Net Assets                       Advisory/Subadvisory      Advisory/Subadvisory      Advisory/Subadvisory
---------------------------------------------------------------------------------------------------------
up to $500 million                  0.80% /  0.35%            0.90% /  0.45%            1.00% /  0.55%
$500 million - $2 billion           0.75% / 0.325%            0.85% / 0.425%            0.95% / 0.525%
$2 billion +                        0.70% /  0.30%            0.80% /  0.40%            0.90% /  0.50%

PORTFOLIO MANAGER

A team of portfolio managers from GGP is responsible for the day-to-day management of the Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

         -        Class A shares

CONTINGENT DEFERRED SALES CHARGE (CDSC):(1)

         - Class B shares if you sell your shares within six years of purchase

         - Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

---------------------------------------------------------------------------------------------------------------------------
Class A Shares                                      Class B Shares                                   Class C Shares
---------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means                  No front-end sales charge, so                No front-end sales charge, so
that a portion of your initial                your full investment immediately             your full investment immediately
investment goes toward the                    goes toward buying shares                    goes toward buying shares
sales charge, and is not invested
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the                 No reductions of the CDSC                    Like Class B shares, no
sales charge are available                    available, but waivers are available         reductions of the CDSC
                                                                                           are available, but waivers
                                                                                           are available
--------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B                   Higher distribution and service              Higher distribution and service
and Class C shares mean higher                fees than Class A shares mean                fees than Class A shares mean
dividends per share                           higher fund expenses and lower               higher fund expenses and lower
                                              dividends per share                          dividends per share
---------------------------------------------------------------------------------------------------- ---------------------
Conversion features are not                   After seven years, Class B shares            Unlike Class B shares, Class C
applicable                                    convert into Class A shares, which           shares do not automatically
                                              reduces your future fund expenses            convert into another class
--------------------------------------------------------------------------------------------------------------------------
No sales charge when shares                   CDSC if shares are sold within               CDSC of 1% is applicable if
are sold back to a Fund(1)                    six years: 5% in the first year,             shares are sold in the first
                                              4% in the second, 3% in the third            year after purchase
                                              and fourth years, 2% in the fifth,
                                              and 1% in the sixth year
--------------------------------------------------------------------------------------------------------------------------
No maximum investment limit                   Investments of $100,000 or                   Investments of $1,000,000 or
                                              more may be rejected                         more may be rejected(2)
--------------------------------------------------------------------------------------------------------------------------

(1) A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

(2) This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

         - 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

                           Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

                           Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or one-person Keogh plans, individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

         - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

         - retirement plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

         - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

         - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

         - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

         - funds of funds offered by the Distributor or other affiliates of the Trust

         - retirement plans if no third party administrator for the plan receives compensation from the Fund

         - institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

         - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

         - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

         - high net-worth individuals who invest directly with the Fund and who do not utilize a broker, investment adviser or other financial intermediary

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Class or Institutional Service Class of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

CALLOUT BOX: MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account                                             $    2,000
To open an IRA account                                         $    1,000
Additional investment                                          $      100
To start an Automatic Asset Accumulation Plan                  $    1,000
Additional Automatic Asset Accumulation Plan per transaction   $       50

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                             $   50,000
Additional investment                                                None

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS SHARES

To open an account                                             $1,000,000
Additional investment                                                None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

- New Year's Day

- Martin Luther King, Jr. Day

- Presidents' Day

- Good Friday

- Memorial Day

- Independence Day

- Labor Day

- Thanksgiving Day

- Christmas Day

- Other days when the New York Stock Exchange is not open.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund's NAV.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END SALES CHARGE

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES                               Sales Charge as % of
-------------------------------------------------------------------------      Dealer Commission
                                                          Amount Invested       as % of Offering
Amount of purchase                Offering Price          (approximately)            Price
---------------------------------------------------------------------------------------------
Less than $50,000                       5.75%                 6.10%                5.00%
---------------------------------------------------------------------------------------------
$50,000 to $99,999                      4.75                  4.99                 4.00
---------------------------------------------------------------------------------------------
$100,000 to $249,999                    3.50                  3.63                 3.00
---------------------------------------------------------------------------------------------
$250,000 to $499,999                    2.50                  2.56                 2.00
---------------------------------------------------------------------------------------------
$500,000 to $999,999                    2.00                  2.04                 1.75
---------------------------------------------------------------------------------------------
$1 million or more                      None                  None                 None*
---------------------------------------------------------------------------------------------

* Dealer may be eligible for a finder's fee as described below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUND. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by the Trust and Gartmore Mutual Funds II, Inc. (including the Fund and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

If you are eligible to purchase Institutional Service Class or Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

         - An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.

         - Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

         - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

         - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

         - Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGE

The Class A sales charges will be waived for the following purchasers:

         - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

         - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

         - Any person who pays for the shares with the proceeds of one of the following sales:

                  -        Sales of non-Gartmore Fund shares

                  - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
                           To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Fund may require evidence that you qualify for this waiver).

         -        Retirement plans.

         - Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).

         - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.

         - Any investment advisory clients of GMF, GSACT and their affiliates

         - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm

                  Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information.

Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund's prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Call out box: Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

         - if your account address has changed within the last 10 business days, or

         - if the redemption check is made payable to anyone other than the registered shareholder, or

         - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

         - if the proceeds are mailed to any address other than the address of record, or

         - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

Sale within              1 year         2 year     3 year         4 year     5 year      6 year  7 years or more
----------------------------------------------------------------------------------------------------------------
Sales charge                5%           4%          3%             3%          2%         1%         0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of                    $1 million          $4 million        $25 million
Purchase                    to $3,999,999      to $24,999,999        or more
------------------------------------------------------------------------------
Amount of CDSC                  1.00%               0.50%             0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70-1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

Call out box:
CAPITAL GAINS TAXES

If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page __.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares." Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m., Eastern time). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, Class B or Class C shares of the Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

Fund/Class                           As a % of daily net assets
---------------------------------------------------------------------------
Class A shares                       0.25% (distribution or service fee)
---------------------------------------------------------------------------
Class B shares                       1.00% (0.25% service fee)
---------------------------------------------------------------------------
Class C shares                       1.00% (0.25% service fee)
---------------------------------------------------------------------------
Class R shares                       0.50% (0.25% of which may be either a
                                     distribution or service fee)
---------------------------------------------------------------------------

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

Call out box:
CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page __.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund within the Gartmore Funds.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

BUYING, SELLING AND EXCHANGING FUND SHARES

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. The Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

         - Exchanges may be limited to 12 exchanges out of the Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and

         - Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, the Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to the Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION FEES

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE FEES

The following Gartmore Funds (including the Fund) may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                           Exchange Fee
Gartmore China Opportunities Fund                                  2.00%
Gartmore Emerging Markets Fund                                     2.00%
Gartmore Focus Fund                                                2.00%
Gartmore Global Financial Services Fund                            2.00%
Gartmore Global Health Sciences Fund                               2.00%
Gartmore Global Natural Resources Fund                             2.00%
Gartmore Global Technology and Communications Fund                 2.00%
Gartmore Global Utilities Fund                                     2.00%
Gartmore International Growth Fund                                 2.00%
Gartmore U.S. Growth Leaders Long-Short Fund                       2.00%
Gartmore Nationwide Leaders Fund                                   2.00%
Gartmore U.S. Growth Leaders Fund                                  2.00%
Gartmore Worldwide Leaders Fund                                    2.00%
Gartmore Micro Cap Equity Fund                                     2.00%
Gartmore Mid Cap Growth Fund                                       2.00%
Gartmore Millennium Growth Fund                                    2.00%
Gartmore Small Cap Fund                                            2.00%
Gartmore Value Opportunities Fund                                  2.00%

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

         -        Certain broker wrap fee and other fee-based programs;

         - Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and

         - Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

         - Shares sold or exchanged under regularly scheduled withdrawal plans - Shares purchased through reinvested dividends or capital gains

         - Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.

         - Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 years and other required distributions from retirement accounts

         - Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met.

For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction. Qualifying dividends generally are limited to dividends of domestic corporations.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

Call out box: CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

         - Statement of Additional Information (incorporated by reference into this Prospectus)

         -        Annual Report (when available)

         -        Semi-Annual Report (when available)

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C.  20549-0102

(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

GARTMORE FUNDS
P.O.  Box 182205
Columbus, Ohio 43218-2205

                                   PROSPECTUS

                                 [June 29], 2004

                              INTERNATIONAL Series
                        GARTMORE CHINA OPPORTUNITIES FUND

GARTMORE FUNDS                                            WWW.GARTMOREFUNDS.COM

[Gartmore Funds Logo]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                TABLE OF CONTENTS

FUND SUMMARY
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND
Principal Investments and Techniques
Other Principal Risks
Temporary Investments

MANAGEMENT
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares
Excessive Trading

DISTRIBUTIONS AND TAXES
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

ADDITIONAL INFORMATION                                     BACK COVER

FUND SUMMARY

This prospectus provides information about one fund (the "Fund") offered by Gartmore Mutual Funds (the "Trust") - the Gartmore China Opportunities Fund. The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page _. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund invests in securities of companies that are located in, or derive a significant portion of their earnings or revenues from, China and /or Hong Kong, and these securities may present substantially higher risks and greater volatility than those in most mutual funds. The Fund may not be appropriate for all investors. The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASS

The Fund has the following share classes:

         -        Class A

         -        Class B

         -        Class C

         -        Class R

         -        Institutional Service Class

         -        Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page __.

FUND SUMMARY - GARTMORE CHINA OPPORTUNITIES FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation.

Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal market conditions the Fund invests at least 80% of its net assets in securities of companies located in China or Hong Kong. A company will generally be considered to be located in China or Hong Kong if (as determined by GGP):

     - the company is organized under the laws of, or maintains a principal office in, China or Hong Kong;

     -    the principal trading market for the security is in China or Hong
          Kong; or

     - the company derives at least 50% of its revenues or earnings from goods or services sold or produced in China or Hong Kong or at least 50% of its assets are located in China or Hong Kong. GGP believes that these companies will be primarily located in Taiwan, Singapore and the U.S.

The Fund will invest primarily in common stocks, equity-linked notes, initial public offerings (IPOs), as available, and depositary receipts. For purposes of the Fund's 80% policy described above, equity linked notes are classified according to their underlying or referenced security or securities. The Fund may invest in securities of companies of any size, including small to mid size companies, without limit.

The Fund may also utilize derivatives, such as forward currency exchange contracts, options and futures, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy to protect the Fund against potential depreciation of the region's currencies versus the U.S. dollar.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP will typically sell a security if the security no longer offers the potential for unexpected earnings growth. GGP specifically monitors:

     -    earnings revisions and surprises,

     -    stock price performance and

     - any information indicating a change in the industry or franchise assessment of a company.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences for shareholders.

[The Fund may also engage in securities lending in order to generate additional income for the Fund.]

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

In addition to stock market risk as described below, the Fund's investment techniques and strategies may present substantially higher risks and greater volatility than most other mutual funds because of the special risks associated with China and Hong Kong. The Fund may not be appropriate for all investors.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. These foreign securities risks are magnified for the Fund because the economy of China is generally considered an emerging market. The Fund will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization or governmental policies, political unrest or changes in China's trading status. As a result, securities markets in the region are less liquid and more volatile than the major markets in the United States. The Fund's focus on securities of companies in China and Hong Kong could cause the Fund's performance to be more volatile than that of more geographically diversified funds.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. The Fund may invest without limit in mid-sized and smaller companies. These investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

[SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.]

DERIVATIVES RISK. The Fund may invest in derivatives, primarily forward currency exchange contracts, options and futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

EQUITY-LINKED NOTES RISKS. Equity linked notes are securities that is typically issued by a financial institution or special purpose entity. The performance of an equity-linked note is tied to a foreign equity security or a basket of equity securities; the principal payable at maturity is based on the current price of the linked security basket or index. Equity-linked notes are generally subject to the risks associated with the underlying linked securities and, because their return is linked to the underlying security, may return a lower amount at maturity because of a decline in value of the linked security or basket of securities.

IPO RISK. The Fund may purchase securities of companies in IPOs. An IPO is a company's first offering of stock to the public. The prices of securities purchased in IPOs can be very volatile and carry high transaction costs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. The Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if the Fund has a relatively small asset base. However, if the Fund's asset base increases, IPOs may have a diminished effect on the Fund's performance.

For more detailed information about the Fund's investments and risks, see "More About the Fund" on page ___.

PERFORMANCE

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

FUND SUMMARY - GARTMORE CHINA OPPORTUNITIES FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select:

Shareholder Fees(1)              Class     Class      Class       Class      Institutional   Institutional
(paid directly from                A         B          C           R        Service Class      Class
your investment                  Shares    Shares     Shares      Shares        Shares          Shares
---------------                  ------    ------     ------      ------        ------          ------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering
price                            5.75%(2)  None       None        None          None            None

Maximum Sales Charge (Load)
imposed upon redemptions
(as a percentage of
original purchase price or
sale proceeds, as applicable     None(3)   5.00%(4)    1.00%(5)   None          None            None

Redemption/Exchange Fee (as
percentage of amount
redeemed or exchanged)(6)        2.00%     2.00%       2.00%       2.00%         2.00%           2.00%

Annual Fund Operating Expenses   Class      Class     Class       Class    Institutional    Institutional
(deducted form Fund assets)        A          B         C           R      Service Class        Class
                                 Shares     Shares    Shares     Shares        Shares           Shares
                                 ------     ------    ------     ------        ------           ------
Management Fees(7)               1.25%      1.25%      1.25%      1.25%         1.25%            1.25%

Distribution and/or Service
(12b-1) Fees                     0.25%      1.00%      1.00%      0.40%(8)      None             None
Other Expenses(9)                0.66%      0.60%      0.60%      0.80%         0.75%            0.60%
TOTAL ANNUAL FUND OPERATING
EXPENSES                         2.16%      2.85%      2.85%      2.45%         2.00%            1.85%
Amount of Fee Waiver/Expense
Reimbursements(10)               0.20%      0.20%      0.20%      0.20%         0.20%            0.20%
Total Annual Fund Operating
Expenses (After
Waivers/Reimbursements)          1.96%      2.65%      2.65%      2.25%         1.80%            1.65%

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-End Sales Charges-Class A Shares" on page __.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __, and "Buying, Selling and Exchanging Fund Shares-Buying Shares--Class A Purchases Not Subject to a Sales Charge" on page
__.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

(6) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in other circumstances. See "Buying, Selling and Exchanging Fund Shares-Excessive Trading" on page __.

(7) This represents a base fee and can increase or decrease depending on the performance of the Fund. See page __ for additional details.

(8) "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

(9) As a new fund, these are estimates for the current fiscal year ending October 31, 2004. These estimates do not take into account the expense limitation agreement between the Trust, on behalf of the Fund, and GMF.

(10) GMF and the Trust have entered into a written agreement limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expense, Rule 12b-1 fees and administrative services fees) to 1.65% for Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class shares at least through June 30, 2005. The Trust is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 year        3 years
                                                        ------        -------
Class A Shares*                                           $763          $1,194
Class B Shares                                            $768          $1,164
Class C Shares                                            $368          $  864
Class R Shares                                            $228          $  744
Institutional Service Class Shares                        $183          $  608
Institutional Class Shares                                $168          $  562

You would pay the following expenses on the same investment if you did not sell your shares**:


                                                        1 year        3 years
                                                        ------        -------
Class B Shares                                            $268           $864
Class C Shares                                            $268           $864

* Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUND

PRINCIPAL INVESTMENT AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

EQUITY-LINKED NOTES. An equity-linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the underlying or referenced securities.

DEPOSITARY RECEIPTS. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

DERIVATIVES. The Fund may invest in derivatives, particularly currency options and futures options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

INITIAL PUBLIC OFFERINGS. Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices for IPOs may also be unstable due to the absence of a prior public market, the small number of shares available from trading and limited investor information. IPOs may be sold within 12 months of the purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.

OTHER PRINCIPAL RISKS

SMALL AND MID CAP RISK. Generally, investments in smaller or medium-sized companies involve greater risks, including the risk of loss of some or all of the investment, than investments in larger and more established companies. In addition the securities of small or mid cap companies have historically been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small or mid cap companies to changing economic conditions. Certain small or mid cap companies in which a Fund invests may be in the technology and biotechnology industries. Small or mid cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small or mid cap companies may:

     -    lack depth of management

     -    lack a proven track record

     -    be unable to generate funds necessary for growth or development

     - be developing or marketing new products or services for which markets are not yet established and may never become established

     -    market products or services which may become quickly obsolete

Therefore, while small or mid cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK.

Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

     - COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

     - FOREIGN MARKETS. A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

     - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

     - CURRENCY. A significant portion of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

GEOGRAPHIC CONCENTRATION IN CHINA AND HONG KONG. The Chinese economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. While China has recently begun to institute legal and economic reform policies, it has yet to develop comprehensive securities, corporate, or commercial laws, and its market remains relatively new and undeveloped. Furthermore, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. Changes in government policy could significantly affect the markets in China and Hong Kong. Investments in companies in China and Hong Kong expose the Fund to the risks of expropriation, confiscatory taxation, nationalization, and exchange control regulations (including currency blockage).

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the fund invests are subject to significant changes in value due to exchange rate fluctuations.

[DERIVATIVES RISK. Derivatives are volatile and involve significant risks, which may include:

     - LEVERAGE RISK. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     - CREDIT RISK. The risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.

     - LIQUIDITY RISK. The risk that certain investments may be difficult or impossible to sell or close out of at the time that the fund would like or at the price that the Fund believes the investment is currently worth.

     - CORRELATION RISK. The risk that the price of the derivative and movements in the prices of the assets being hedged do not move as expected.]

EQUITY LINKED NOTES RISK. The price of an equity-linked note is derived from the value of the underlying linked security(ies). The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Because such notes are usually linked to a foreign security or index, there is the risk that fluctuation in the relevant exchange rate will negatively affect the value of the note (and therefore the Fund's net asset value). However, equity linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of any equity linked note defaulted under the terms of the note.

Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities.

In determining compliance with its 80% requirement (as noted above), the Fund looks through the equity linked note to the underlying security or securities.

TEMPORARY INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the Investment Company Act of 1940, as amended, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF is also authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time.

GMF was organized in 1999 and since September 1, 1999, has provided investment advisory services to both the Trust and Gartmore Variable Insurance Trust. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion is managed by GMF.

The Fund pays GMF a base management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is listed below. The base management fee shown for the Fund may be adjusted based upon its performance relative to its benchmark, the Morgan Stanley Capital International, Inc. (MSCI) Zhong Hua Index.1 The performance fee is discussed further below.

                           1.25% on assets up to $500 million
                           1.20% on assets of $500 million
                           and more but less than $2 billion
                           1.15% on assets of $2 billion and more

SUBADVISER

Subject to the supervision of GMF and the Board of Trustees, Gartmore Global Partners ("GGP"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania, 19428, the Fund's subadviser, manages the Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for the securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K. and Japan) have over $77.6 billion in net assets under management as of March 31, 2004, of which $1.5 billion is managed by GGP.

Out of its management fee, GMF pays GGP a subadvisory fee based on the Fund's average daily net assets. The annual subadvisory fee payable by GMF to GGP, expressed as a percentage of the fund's average daily net assets is listed below. The subadvisory fee is a base fee that may be adjusted based upon its performance relative to its benchmark, the MSCI Zhong Hua Index. The performance fee is discussed further below.

---------------------
(1) The MSCI Zhong Hua Index is a blend of the MSCI China Free and MSCI Hong Kong indicies.

                           .625% on assets up to $500 million
                           .600% on assets of $500 million
                           and more but less than $2 billion
                           .575% on assets of $2 billion and more

PERFORMANCE FEES

The Fund pays GMF a base management fee, and GMF pays GGP a base subadvisory fee, each of which may be adjusted at various increments upward or downward depending on the Fund's performance relative to its benchmark the MSCI Zhong Hua Index.

After a full year of operations, the base advisory and subadvisory fees, as set forth above, will be adjusted each quarter, beginning at the end of the first quarter following the first full year of the Fund's operations, depending upon the Fund's investment performance for the 12 month period preceding the end of that quarter relative to the investment performance of the Fund's benchmark. The base fees are either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund's Class A shares to measure), by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

                  +/- 100 bps under/outperformance                     2 bps
                  +/- 200 bps under/outperformance                     4 bps
                  +/- 300 bps under/outperformance                     6 bps
                  +/- 400 bps under/outperformance                     8 bps
                  +/- 500 bps or more under/outperformance            10 bps

The fee adjustments described above will be phased in over the first full quarter following the first full year of the Fund's operations so that the first performance fee payment or penalty, if any, will be made at the end of the fifteenth month after the Fund's commencement of operations. Thereafter, performance adjustments will be made quarterly.

The SAI contains more detailed information about any possible performance based adjustments. The following shows the maximum and minimum advisory and subadvisory fees:

                                      Minimum Fee                 Base Fee                 Maximum Fee
Net Assets                        Advisory/Subadvisory      Advisory/Subadvisory      Advisory/Subadvisory
----------                        --------------------      --------------------      --------------------
up to $500 million                   1.15% / .525%             1.25% / .625%             1.35% / .725%
$500 million - $2 billion            1.10% / .500%             1.20% / .600%             1.30% / .700%
$2 billion +                         1.05% / .575%             1.15% / .575%             1.05% / .675%

PORTFOLIO MANAGER

Philip Ehrmann is the leader of the portfolio management team responsible for the day-to-day management of the Gartmore China Opportunities Fund. Mr. Ehrmann joined GGP in 1995 as Head of the Emerging Markets Equity Team. He was appointed Head of the Pacific and Emerging Markets team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets at Invesco.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     -    Class A shares

CONTINGENT DEFERRED SALES CHARGE (CDSC):(1)

     -    Class B shares if you sell your shares within six years of purchase

     -    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

     Class A Shares                             Class B Shares                      Class C Shares
     --------------                             --------------                      --------------
Front-end sales charge means              No front-end sales charge, so       No front-end sales charge, so
that a portion of your initial            your full investment                your full investment

investment goes toward the                immediately goes toward              immediately goes toward
sales charge, and is not                  buying shares                        buying shares
invested

Reductions and waivers of the             No reductions of the CDSC            Like Class B shares, no
sales charge are available                available, but waivers are           reductions of the CDSC are
                                          available                            available, but waivers are
                                                                               available

Lower expenses than Class B               Higher distribution and service      Higher distribution and service
and Class C shares mean                   fees than Class A shares mean        fees than Class A shares mean
higher dividends per share                higher fund expenses and             higher fund expenses and
                                          lower dividends per share            lower dividends per share

Conversion features are not               After seven years, Class B           Unlike Class B shares, Class C
applicable                                shares convert into Class A          shares do not automatically
                                          shares, which reduces your           convert into another class
                                          future fund expenses

No sales charge when shares               CDSC if shares are sold within       CDSC of 1% is applicable if
are sold back to a Fund(1)                six years: 5% in the first year,     shares are sold in the first year
                                          4% in the second, 3% in the          after purchase
                                          third and fourth years, 2% in
                                          the fifth, and 1% in the sixth
                                          year

No maximum investment limit               Investments of $100,000 or           Investments of $1,000,000 or
                                          more may be rejected                 more may be rejected(2)

(1) A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

(2) This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

     - 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

          Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

          Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or one-person Keogh plans, individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

     - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

     - retirement plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

     - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

     - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

     - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under
          Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

     - funds of funds offered by the Distributor or other affiliates of the Trust

     - retirement plans if no third party administrator for the plan receives compensation from the Fund

     - institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

     - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

     - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

     - high net-worth individuals who invest directly with the Fund and who do not utilize a broker, investment adviser or other financial intermediary

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Class or Institutional Service Class of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

CALLOUT BOX: MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account                                                        $2,000
To open and IRA account                                                   $1,000
Additional investment                                                     $  100
To start an Automatic Asset Accumulation Plan                             $1,000
Additional Automatic Asset Accumulation Plan per transaction              $   50

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                                       $50,000
Additional investments                                                      None

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS SHARES

To open an account                                                    $1,000,000
Additional investments                                                      None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at 5 a.m. Eastern time, on each day the New York Stock Exchange is open for trading.

The Fund does not calculate NAV on the following days:

     -    New Year's Day

     -    Martin Luther King, Jr. Day

     -    Presidents' Day

     -    Good Friday

     -    Memorial Day

     -    Independence Day

     -    Labor Day

     -    Thanksgiving Day

     -    Christmas Day

     -    Other days when the New York Stock Exchange is not open.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund's NAV.

IN-KIND PURCHASES The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END SALES CHARGE

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

                                                                                             Dealer
                                                    Sales Charge as % of                   Commission
CLASS A SHARES                                                    Amount Invested            as % of
------------------                            -----------------------------------            Offering
Amount of purchase                            Offering Price       (approximately)           Price
------------------                            --------------       ---------------           -----
Less than $50,000                                 5.75%                  6.10%                5.00%
$50,000 to $99,999                                4.75                   4.99                 4.00
$100,000 to $249,999                              3.50                   3.63                 3.00

$250,000 to $499,999                              2.50                   2.56                 2.00
$500,000 to $999,999                              2.00                   2.04                 1.75
$1 million or more                                None                   None                 None*

* Dealer may be eligible for a finder's fee as described below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUND. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by the Trust and Gartmore Mutual Funds II, Inc. (including the Fund and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

If you are eligible to purchase Institutional Service Class or Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

     - An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.

     - Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market
          Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

     - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase

          Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

     - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

     - Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGE

The Class A sales charges will be waived for the following purchasers:

     - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

     - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

     - Any person who pays for the shares with the proceeds of one of the following sales:

          -    Sales of non-Gartmore Fund shares

          - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

         To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Fund may require evidence that you qualify for this waiver).

     -    Retirement plans.

     - Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).

     - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.

          - Any investment advisory clients of GMF, GSACT and their affiliates

          - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S SUBTRANSFER AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT NAV. THE FUND'S SUBTRANSFER AGENT IS OPEN FROM 8:00 A.M. EASTERN TIME TO 9:00 P.M. EASTERN TIME FOR PURCHASE AND REDEMPTION ORDERS ON EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING. TRANSACTIONS IN FUND SHARES WILL ONLY OCCUR ON DAYS THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information.

Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 5 a.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund's prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Call out box: Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

YOU CAN SELL OR, IN OTHER WORDS, REDEEM YOUR SHARES OF THE FUND AT ANY TIME, SUBJECT TO CERTAIN RESTRICTIONS DESCRIBED BELOW. THE PRICE YOU WILL RECEIVE WHEN YOU SELL YOUR SHARES WILL BE THE NAV (LESS ANY APPLICABLE SALES CHARGES) NEXT DETERMINED AFTER THE FUND RECEIVES YOUR PROPERLY COMPLETED ORDER TO SELL IN ITS SUBTRANSFER AGENT'S OFFICES IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY OF THE FUND RECEIVES YOUR ORDER. THE FUND'S SUBTRANSFER AGENT IS OPEN FROM 8:00 A.M., EASTERN TIME, TO 9:00 P.M., EASTERN TIME, FOR PURCHASE AND REDEMPTION ORDERS ON EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING. TRANSACTIONS IN FUND SHARES WILL ONLY OCCUR ON DAYS THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING. THE VALUE OF THE SHARES YOU SELL MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE DEPENDING UPON THE MARKET VALUE OF THE FUND'S INVESTMENTS AT THE TIME OF THE SALE.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

     - if your account address has changed within the last 10 business days, or

     - if the redemption check is made payable to anyone other than the registered shareholder, or

     - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

     - if the proceeds are mailed to any address other than the address of record, or

     - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

'

                                                                                                7 years or
Sale within          1 year     2 year        3 year       4 year         5 year     6 year        more
-----------          ------     ------        ------       ------         ------     ------        ----
Sales charge            5%           4%           3%            3%           2%          1%          0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of                             $1 million               $4 million                 $25 million
Purchase                            to $3,999,999            to $24,999,999                 or more
--------                            -------------            --------------                 -------
Amount of CDSC                          1.00%                     0.50%                      0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70-1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

Call out box:

CAPITAL GAINS TAXES

If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page __.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares." Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed, which generally means two business days after you submit your order to sell. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been processed by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will generally be processed on the business day following the day the Fund receives your signed letter or fax. The Fund reserves the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, Class B or Class C shares of the Fund falls below $2,000 ($1,000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

   Fund/Class                                     As a % of daily net assets
   ----------                                     --------------------------
Class A shares                                0.25% (distribution or service fee)
Class B shares                                1.00% (0.25% service fee)
Class C shares                                1.00% (0.25% service fee)
Class R shares                                0.50% (0.25% of which may be either a
                                              distribution or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

Call out box:

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, you may have capital gains, which are subject to federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page __.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund within the Gartmore Funds.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will generally be processed on the business day following the day the Fund receives your signed letter or fax. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. The Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

     - Exchanges may be limited to 12 exchanges out of the Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and

     - Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, the Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to the Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION FEES

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE FEES

The following Gartmore Funds (including the Fund) may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

                 Fund                                                      Exchange Fee
                 ----                                                      ------------
Gartmore China Opportunities Fund                                             2.00%
Gartmore Emerging Markets Fund                                                2.00%
Gartmore Focus Fund                                                           2.00%
Gartmore Global Financial Services Fund                                       2.00%
Gartmore Global Health Sciences Fund                                          2.00%
Gartmore Global Natural Resources Fund                                        2.00%
Gartmore Global Technology and Communications Fund                            2.00%
Gartmore Global Utilities Fund                                                2.00%
Gartmore International Growth Fund                                            2.00%
Gartmore U.S. Growth Leaders Long-Short Fund                                  2.00%
Gartmore Nationwide Leaders Fund                                              2.00%
Gartmore U.S. Growth Leaders Fund                                             2.00%
Gartmore Worldwide Leaders Fund                                               2.00%
Gartmore Micro Cap Equity Fund                                                2.00%
Gartmore Mid Cap Growth Fund                                                  2.00%
Gartmore Millennium Growth Fund                                               2.00%
Gartmore Small Cap Fund                                                       2.00%
Gartmore Value Opportunities Fund                                             2.00%

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

     -    Certain broker wrap fee and other fee-based programs;

     - Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and

     - Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

     - Shares sold or exchanged under regularly scheduled withdrawal plans - Shares purchased through reinvested dividends or capital gains

     - Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.

     - Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 years and other required distributions from retirement accounts

     - Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                     1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met.

For corporate shareholders, generally none or only a small percentage of each year's distributions will be eligible for the corporate dividend-received deduction. Qualifying dividends generally are limited to dividends of domestic corporations.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

Call out box: CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

     - Statement of Additional Information (incorporated by reference into this Prospectus)

     -    Annual Report (when available)

     -    Semi-Annual Report (when available)

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Gartmore Funds

P.O.  Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C.  20549-0102

(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

GARTMORE FUNDS
P.O.  Box 182205
Columbus, Ohio 43218-2205

ACTIVELY MANAGED ASSET ALLOCATION SERIES

Gartmore Actively Managed Aggressive Asset Allocation Fund
Gartmore Actively Managed Moderately Aggressive Asset Allocation Fund Gartmore Actively Managed Moderate Asset Allocation Fund

                                 GARTMORE FUNDS
                              WWW.GARTMOREFUNDS.COM

                                   PROSPECTUS

                                    [ ], 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate.

TABLE OF CONTENTS

FUND SUMMARIES...................................................  [  ]
Purpose of the Actively Managed Asset Allocation Series
Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS.............................................  [  ]
Principal Investment Strategies

Asset Classes and Underlying Investments of the Funds

MANAGEMENT.......................................................  [  ]
Investment Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES.......................  [  ]
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES..........................................  __
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
  Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

ADDITIONAL INFORMATION...........................................  BACK COVER

                                 FUND SUMMARIES

This Prospectus provides information about the Gartmore Actively Managed Asset Allocation Funds (together, the "Funds"), three funds offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the investment techniques of the Funds can be found in "More About the Funds" beginning on page[ ]. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes - Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page __.

PURPOSE OF THE ACTIVELY MANAGED ASSET ALLOCATION SERIES

Each Fund provides an asset allocation option corresponding to different investment goals. Each Fund is a "fund of funds" and will invest primarily in other mutual funds that represent different asset classes in the Fund's target allocation.

This Prospectus includes information on the following Funds:

           GARTMORE ACTIVELY MANAGED AGGRESSIVE ASSET ALLOCATION FUND

      GARTMORE ACTIVELY MANAGED MODERATELY AGGRESSIVE ASSET ALLOCATION FUND

            GARTMORE ACTIVELY MANAGED MODERATE ASSET ALLOCATION FUND

The Funds are primarily designed:

- To help achieve an investor's savings objectives through a pre-determined asset allocation program.

- To maximize long-term total returns at an acceptable level of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal investment objectives, investment time horizons, risk tolerances, and financial circumstances.

FUND SUMMARIES

INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return for a given level of risk. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE FUNDS ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET
CLASSES: U.S. STOCKS, INTERNATIONAL STOCKS, BONDS, AND SHORT-TERM INVESTMENTS. IN ADDITION, THE FUNDS MAY INVEST IN ONE OR MORE SPECIALTY CATEGORIES TO PROVIDE INVESTORS WITH EXPOSURE TO ADDITIONAL ASSET CLASSES. THE FUNDS ALLOW AN INVESTOR TO CHOOSE A SINGLE DIVERSIFIED INVESTMENT BASED ON HIS OR HER

INDIVIDUAL INVESTMENT OBJECTIVE, TIME HORIZON, AND RISK TOLERANCE. Each Fund invests in different combinations of mutual funds ("Underlying Funds") as described below.

The Funds invest in Underlying Funds which are actively managed, primarily by Gartmore Mutual Fund Capital Trust ("GMF" or the "Adviser"), the Funds' investment adviser, or its affiliates, and which invest directly in a wide range of securities in various asset classes. Each Fund has an initial target allocation range for the asset classes described below, and the particular allocation utilized by a Fund will be reviewed quarterly and adjusted based on market movements and other economic factors. The Adviser has engaged Ibbotson Associates, an asset allocation consulting firm, to assist in determining the appropriate asset class allocation for each Fund and in selecting, and determining the allocations to, the Underlying Funds for each asset class. The Adviser retains sole, ultimate authority over the allocation of each Fund's assets and the selection of, and allocation to, the particular Underlying Funds in which a Fund will invest.

Set forth below are the asset classes in which the Funds may invest and the Underlying Funds which the portfolio management team has chosen to represent each asset class. The Funds will not necessarily invest in every Underlying Fund in an asset class in which they invest and will not necessarily invest in every asset class.

     ASSET CLASS                                  PRIMARY UNDERLYING INVESTMENT
     -----------                                  -----------------------------
U.S. Stocks

U.S. Large Cap                    GARTMORE NATIONWIDE FUND. The Nationwide Fund seeks total
                                  return through a flexible combination of capital appreciation and current
(The Funds generally consider     income. To achieve its objective, the Nationwide Fund invests primarily in
large cap companies to be         common stocks and convertible securities in companies with above-
companies with market             average revenue growth, consistent or above-average earnings growth, or
capitalizations in the range of   attractive price valuations.
companies represented by the
Standard & Poor's 500 Index.)     GARTMORE GROWTH FUND. The Growth Fund seeks long-term
                                  capital appreciation. To achieve its objective, the Growth Fund invests in common stocks of large cap companies that display consistent and above-
                                  average earnings. A company's financial strength and its competitive place in the industry also are considered in the stock-buying process.

                                  GARTMORE U.S. GROWTH LEADERS FUND. The U.S. Growth
                                  Leaders Fund seeks long-term growth. To achieve its objective, the Fund seeks to invest in a core group of 20 to 30 common stocks of large cap companies that demonstrate high growth potential and have the potential to dominate their respective industries due to their reputation of having quality management and superior products and services.

                                  GARTMORE NATIONWIDE LEADERS FUND. The Nationwide
                                  Leaders Fund seeks a high total return from a concentrated portfolio of
                                  U.S. securities. To achieve its objective, the Nationwide Leaders Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies considered to be U.S. leaders.
                                  These companies generally have above-average revenue growth, consistent or above-average earnings, or attractive price valuations. In addition, these companies will have a strong franchise capable of taking advantage of its positioning in the marketplace.

                                  GARTMORE FOCUS FUND. The Focus Fund seeks long-term growth of capital. To achieve its objective, the Focus Fund typically invests in 20 to
                                  30 securities of companies that the manager believes offer attractive earnings potential and sustainable growth characteristics. These companies are selected based on both macroeconomic factors as well as detailed fundamental analysis performed on all potential stock ideas.

U.S. Mid Cap                      GARTMORE MID CAP GROWTH FUND. The Mid Cap Growth Fund
                                  seeks long-term capital appreciation. To achieve its objective, under
(The Funds generally consider     normal conditions the Mid Cap Growth Fund will invest at least 80% of its
mid cap companies to be           net assets in equity securities of mid cap companies. The Mid Cap
companies with market             Growth Fund's investment style focuses on growth companies that are
capitalizations in the range of   reasonably priced.
companies represented by the
Russell MidCap Index.)

U.S. Small Cap                    GARTMORE SMALL CAP FUND. The Small Cap Fund seeks long-term capital appreciation. To achieve its objective, the Small Cap Fund
(The Funds generally consider     normally invests at least 80% of its net assets in equity securities issued by
small cap companies to be         small cap companies. The Small Cap Fund looks at many factors when
companies with market             considering which securities to purchase, including measures of earnings
capitalizations in the range of   momentum, relative value, management action and price trend.
companies represented by the
Russell 2000 Index.)              GARTMORE SMALL CAP GROWTH FUND. The Small Cap Growth
                                  Fund seeks long-term capital appreciation. Under normal conditions, the
                                  Small Cap Growth Fund invests at least 80% of its net assets in equity securities issued by small cap companies. In analyzing specific companies for possible investment, its portfolio manager ordinarily looks for above average earnings growth, strong financial characteristics, high return on earnings, and successful business models.

                                  GARTMORE VALUE OPPORTUNITIES FUND. The Value
                                  Opportunities Fund seeks long-term capital appreciation through investment in common stocks or their equivalents. To achieve its objective, the Value Opportunities Fund invests primarily in equity securities of small cap companies that the managers consider to be undervalued.

                                  GARTMORE MICRO CAP EQUITY FUND. The Micro Cap Equity
                                  Fund seeks long-term capital appreciation. To achieve its objective, the
                                  Micro Cap Equity Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index.

International Stocks              GARTMORE INTERNATIONAL GROWTH FUND. The International
                                  Growth Fund seeks long-term capital growth. To achieve its objective, the
                                  International Growth Fund invests primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. Its portfolio managers select companies they believe have earnings growth that the market has underestimated.

                                  GARTMORE EMERGING MARKETS FUND. The Emerging Markets
                                  Fund seeks long-term capital growth by investing primarily in equity securities of companies located in, or deriving a significant portion of their earnings or revenue from, emerging market countries such as those in
                                  Latin America, Eastern Europe, the Pacific Basin and the Far East. To
                                  achieve its objective, the Emerging Markets Fund invests in emerging markets that its portfolio managers believe will have strong economic growth and tries to avoid emerging markets that they believe might be politically or economically unstable. Its portfolio managers select companies they believe can deliver unexpected earnings potential.

                                  GARTMORE WORLDWIDE LEADERS FUND. The Worldwide Leaders
                                  Fund seeks long-term capital growth. To achieve its objective, the
                                  Worldwide Leaders Fund typically invests in securities issued by approximately 30 companies. These securities can be tied economically to a number of countries throughout the world, including the United States.
                                  Some of the companies will be multi-national ones operating throughout the world, while others will be located and tied economically primarily to one country. The Worldwide Leaders Fund seeks to invest in companies with earnings potential greater than that expected by the stock markets in which the Worldwide Leaders Fund's securities are traded.

Bonds                             GARTMORE BOND FUND. The Bond Fund seeks as high a level of income as is consistent with the preservation of capital. To achieve its objective, the Bond Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the prices of the Bond Fund's shares. The Bond Fund invests primarily in investment-grade securities, focusing on investment-grade corporate bonds, U.S. government obligations, mortgage backed securities and short-
                                  term paper. Under normal conditions, the Bond Fund invests at least 80%
                                  of its net assets in bonds, which include debentures and notes.

                                  GARTMORE GOVERNMENT BOND FUND. The Government Bond
                                  Fund seeks as high a level of current income as is consistent with the preservation of capital. To achieve its objective, the Government Bond
                                  Fund invests primarily in securities of the U.S. government and its agencies, as well as mortgage-backed securities issued by the U.S.
                                  government and its agencies.

                                  GARTMORE CONVERTIBLE FUND. The Convertible Fund seeks to
                                  preserve capital and provide current yield and capital appreciation through investments in convertible securities. Under normal conditions, the
                                  Convertible Fund invests at least 80% of its net assets in convertible securities. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The
                                  Convertible Fund typically invests in convertible securities issued by U.S.
                                  companies and has an emphasis on investing in convertible securities that are investment grade.

                                  GARTMORE HIGH YIELD BOND FUND. The High Yield Bond Fund
                                  seeks high current income with capital appreciation as a secondary objective. To achieve its objective, the High Yield Bond Fund invests primarily in U.S. dollar-denominated high-yield bonds of domestic and foreign issuers. Under normal market conditions, the High Yield Bond
                                  Fund invests at least 80% of its net assets in bonds that are considered below investment-grade junk bonds.

Short-Term Investments            GARTMORE MORLEY ENHANCED INCOME FUND. The Enhanced
                                  Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its objective, the Morley Enhanced Income
                                  Fund invests primarily in high-grade debt securities.

                                  GARTMORE MONEY MARKET FUND. The Money Market Fund seeks
                                  as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. To achieve its objective, the Money
                                  Market Fund invests in high-quality money market obligations maturing in
                                  397 days or less.

Specialty Assets                  GARTMORE GLOBAL NATURAL RESOURCES FUND. The Global
                                  Natural Resources Fund seeks long-term capital growth. To achieve its objective, under normal market conditions the Global Natural Resources
                                  Fund invests at least 80% of its net assets in equity securities issued by
                                  U.S. and foreign companies in the natural resources sector.

                                  GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS
                                  FUND. The Global Technology and Communications Fund seeks long-
                                  term capital appreciation. Under normal conditions, the Global
                                  Technology and Communications Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries.

                                  GARTMORE GLOBAL HEALTH SCIENCES FUND. The Global
                                  Health Sciences Fund seeks long-term capital appreciation. To achieve its objective, under normal conditions, the Global Health Sciences Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation.

                                  GARTMORE GLOBAL FINANCIAL SERVICES FUND. The Global
                                  Financial Services Fund seeks long-term capital growth. To achieve its objective, under normal conditions the Global Financial Services Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector

                                  GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND. The
                                  U.S. Growth Leaders Long-Short Fund seeks long-term capital appreciation. The U.S. Growth Leaders Long-Short Fund invests primarily in, and makes short sale transactions in, equity securities of U.S. and non-
                                  U.S. issuers that are listed on a national securities exchange or quoted on
                                  Nasdaq.

                                  The Adviser expects to identify additional Underlying Funds, including
                                  Underlying Funds that invest in real estate.

The Funds may also invest in other mutual funds chosen to complement the Underlying Funds and to further diversify each Fund.

The Underlying Funds in which the Funds invest may be changed at any time based on the Adviser's judgment.

Generally, the Funds will be fully invested in accordance with their investment objectives and strategies. However, pending investment of cash balances, or if a Fund's portfolio managers believe that business, economic, political, or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities;
(2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the securities in which the Fund may invest directly. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Below are the target allocations for each Fund.

GARTMORE ACTIVELY MANAGED AGGRESSIVE ASSET ALLOCATION FUND (THE "AGGRESSIVE
FUND")

The Aggressive Fund pursues its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation is heavily weighted toward stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for investors comfortable with substantial risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

ASSET CLASSES                             TARGET ALLOCATION
-------------                             -----------------
U.S. Stocks                                     25 - 60%
     Large Cap Stocks                           15 - 30%
     Mid Cap Stocks                              5 - 15%
     Small Cap Stocks                            5 - 15%
International Stocks                            15 - 25%
Bonds                                            0 -  5%
Specialty Assets                                30 - 55%

GARTMORE ACTIVELY MANAGED MODERATELY AGGRESSIVE ASSET ALLOCATION FUND (THE "MODERATELY AGGRESSIVE FUND")

The Moderately Aggressive Fund pursues its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is significantly weighted toward stock investments, while including some bonds and short- term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

ASSET CLASSES                             TARGET ALLOCATION
-------------                             -----------------
U.S. Stocks                                     25 - 40%
     Large Cap Stocks                           15 - 25%
     Mid Cap Stocks                              5 - 10%
     Small Cap Stocks                            5 - 10%
International Stocks                            10 - 20%
Bonds                                           15 - 20%
Specialty Assets                                30 - 45%

GARTMORE ACTIVELY MANAGED MODERATE ASSET ALLOCATION FUND (THE "MODERATE FUND")

The Moderate Fund pursues its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

ASSET CLASSES                             TARGET ALLOCATION
-------------                             -----------------
U.S. Stocks                                     20 - 30%
     Large Cap Stocks                           10 - 20%
     Mid Cap Stocks                              5 - 10%
     Small Cap Stocks                            5 - 10%
International Stocks                             5 - 15%

Bonds                                           30 - 40%
Specialty Stocks                                25 - 35%

For more information about the Funds' investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

RISKS APPLICABLE TO THE ACTIVELY MANAGED ASSET ALLOCATION FUNDS

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and short- term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), and other risks.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and their corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund and the Moderately Aggressive Fund will be relatively more affected by stock market risk because more of their assets will be invested indirectly in U.S. and International stocks while the Moderate Fund will be relatively more affected by credit risk and interest rate risk because a relatively larger percentage of its assets will be invested indirectly in debt securities. In addition, each Underlying Fund will be impacted by its manager's ability to assess economic conditions and investment opportunities.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK. Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP AND SMALL CAP COMPANIES RISK. To the extent an Underlying Fund invests in securities of mid cap and small cap companies, such Underlying Funds' investments may be riskier than investments in larger, more established companies. The stocks of mid cap and small cap companies are usually less stable in price and less liquid than the stocks of larger companies. Among the reasons for the greater price volatility of mid cap and small cap companies are their less certain growth prospects, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of such companies to changing economic conditions. Mid cap and small cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements. In addition, mid cap and small cap companies may lack depth of management, lack a proven track record, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services which may become quickly obsolete, or for which markets are not yet established and may never becomes established. Therefore, while mid cap and small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

MARKET TRENDS. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, to the extent that Underlying Funds focus on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Underlying Funds are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in an Underlying Fund that invests in lower-rated securities is subject to the following specific risks:

         - Increased price sensitivity to changing interest rates and to adverse economic and business developments.

         - Greater risk of loss due to default or declining credit quality.

         - Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.

         - Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Underlying Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage and asset-backed securities may be able to repay principal in advance and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, an Underlying Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Underlying Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates, thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Underlying Fund.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

OTHER RISKS

FOREIGN RISK. To the extent an Underlying Fund invests in foreign securities, its investments involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets. Among the special risks presented by investments in foreign securities are the following:

         - COUNTRY. General securities market movements in any country in which a Fund has investments, are likely to affect the value of an Underlying Fund's securities that trade in that country. These movements will affect the Underlying Fund's share price and performance. The political, economic and social structures of some countries in which an Underlying Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

         - FOREIGN MARKETS. An Underlying Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for an Underlying Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount an Underlying Fund can earn on its investments.

         -        GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS.
                  Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. An Underlying Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for an Underlying Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

         - CURRENCY. Some of an Underlying Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what an Underlying Fund owns as well as its share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

PORTFOLIO TURNOVER RISK. The portfolio managers of some Underlying Funds may engage in active and frequent trading of securities. A higher portfolio turnover rate results in higher transaction costs for the Underlying Fund and may increase volatility of the Underlying Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning a Fund.

DERIVATIVES RISK. Some Underlying Funds may invest in derivatives, primarily futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Underlying Fund fails to fulfill its obligations to the Underlying Fund. Derivatives can make the Underlying Fund less liquid and harder to value, especially in declining markets. Also, the Underlying Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

PERFORMANCE

No performance information is provided because each Fund had not yet commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

These tables describe the DIRECT fees and expenses that you may pay if you buy and hold shares of the Funds depending on the class you select. Regardless of which share class you select, you will also INDIRECTLY bear a proportion of the applicable expenses of the Underlying Funds. See page [ ] for more information on these additional fees.

FEE TABLE - CLASS A SHARES

Shareholder Fees(1) (fees paid
directly from your investment)           Aggressive            Moderately       Moderate
                                            Fund            Aggressive Fund       Fund
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price(2))            5.75%                5.75%            5.75%
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)(3)                       None                 None             None

Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets)                             Aggressive         Moderately          Moderate
                                           Fund             Aggressive Fund       Fund
Management Fees                            [0.15]%               [0.15]%          [0.15]%
Distribution and/or Service
(12b-1) Fees                                0.25%                 0.25%           0.25%
Other Expenses(4)                           0.48%                 0.48%           0.48%
TOTAL ANNUAL FUND OPERATING
EXPENSES                                    0.88%                 0.88%           0.88%
Amount of Fee Waiver/Expense
Reimbursement(5)                            0.32%                 0.32%           0.32%
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                     0.56%                 0.56%           0.56%

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Front-end Sales Charges" beginning on page [ ].

3 A contingent deferred sales charge ("CDSC") of up to 0.15% may be imposed on certain redemptions of Class A shares purchased without sales charges and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page [ ] and "Buying, Selling and Exchanging Fund Shares-Buying Shares- Class A Purchases not Subject to a Sales Charge" beginning on page [ ].

4 As new Funds, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

5 GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative service fees) to [ ]% for the Class A shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - CLASS B SHARES

Shareholder Fees(1) (fees paid directly
from your investment)                            Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                              None                     None                     None
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)(2)                               5.00%                    5.00%                    5.00%

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets)              Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Management Fees                                   [0.15]%                  [0.15]%                  [0.15]%
Distribution and/or Service (12b-1) Fees           1.00%                    1.00%                    1.00%
Other Expenses(3)                                  0.42%                    0.42%                    0.42%
TOTAL ANNUAL FUND OPERATING EXPENSES               1.57%                    1.57%                    1.57%
Amount of Fee Waiver/Expense
Reimbursement(4)                                   0.32%                    0.32%                    0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                     1.25%                    1.25%                    1.25%

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page [ ].

3 As new Funds, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

4 GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative service fees) to [ ]% for the Class B shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - CLASS C SHARES

Shareholder Fees(1) (fees paid directly
from your investment)                            Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Maximum Sales Charge (Load) Imposed on              None                     None                     None

Imposed on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)(2)                              1.00%                    1.00%                    1.00%

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets)              Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Management Fees                                   [0.15]%                  [0.15]%                  [0.15]%
Distribution and/or Service (12b-1) Fees           1.00%                    1.00%                    1.00%
Other Expenses(3)                                  0.42%                    0.42%                    0.42%
TOTAL ANNUAL FUND OPERATING EXPENSES               1.57%                    1.57%                    1.57%
Amount of Fee Waiver/Expense
Reimbursement(4)                                   0.32%                    0.32%                    0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                     1.25%                    1.25%                    1.25%

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 A CDSC ranging of 1% is charged when you sell Class C shares within the first year of purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page [ ].

3 As new Funds, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

4 GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative service fees) to [ ]% for the Class C shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - CLASS R SHARES

Shareholder Fees(1) (fees paid directly
from your investment)                            Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                              None                     None                     None
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                  None                     None                     None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets)              Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Management Fees                                   [0.15]%                  [0.15]%                  [0.15]%
Distribution and/or Service (12b-1) Fees(2)        0.40%                    0.40%                    0.40%

Other Expenses(3)                                  0.62%                    0.62%                    0.62%
TOTAL ANNUAL FUND OPERATING EXPENSES               1.17%                    1.17%                    1.17%
Amount of Fee Waiver/Expense
Reimbursement(4)                                   0.32%                    0.32%                    0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                     0.85%                    0.85%                    0.85%

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As new Funds, "Distribution and/or Service (12b-1) Fees" are based on estimates for Class R Shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets for one or more Funds.

3 As new Funds, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

4 GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative service fees) to [ ]% for the Class R shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - INSTITUTIONAL SERVICE CLASS SHARES

Shareholder Fees(1) (fees paid directly
from your investment)                            Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                              None                     None                     None
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                  None                     None                     None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets)              Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Management Fees                                   [0.15]%                  [0.15]%                  [0.15]%
Distribution and/or Service (12b-1) Fees            None                     None                     None
Other Expenses(2)                                  0.57%                    0.57%                    0.57%
TOTAL ANNUAL FUND OPERATING EXPENSES              [0.72]%                  [0.72]%                  [0.72]%
Amount of Fee Waiver/Expense
Reimbursement                                      0.32%                    0.32%                    0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS) (3)                [0.40]%                  [0.40]%                  [0.40]%

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As new Funds, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

3 GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative service fees) to [ ]% for the Institutional Service Class shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - INSTITUTIONAL CLASS SHARES

Shareholder Fees(1) (fees paid directly
from your investment)                            Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                              None                     None                     None
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                  None                     None                     None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets)              Aggressive         Moderately Aggressive           Moderate
                                                    Fund                     Fund                     Fund
Management Fees                                   [0.15]%                  [0.15]%                  [0.15]%
Distribution and/or Service (12b-1) Fees            None                     None                     None
Other Expenses(2)                                  0.42%                    0.42%                    0.42%
TOTAL ANNUAL FUND OPERATING EXPENSES              [0.57]%                  [0.57]%                  [0.57]%
Amount of Fee Waiver/Expense
Reimbursement                                      0.32%                    0.32%                    0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS) (3)                [0.25]%                  [0.25]%                  [0.25]%

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As new Funds, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

3 GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative service fees) to [ ]% for the Institutional Class shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

INDIRECT EXPENSES PAID BY THE FUNDS

Because the Funds invest primarily in Underlying Funds, they will be shareholders of those funds and will indirectly bear a proportionate share of the applicable expenses of the underlying investments (including management fees). These underlying investments fees are in addition to the fees and expenses described in the Funds' fee tables above. In order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Fund, based on the expense ratios after fee waivers and reimbursements of the underlying investments either for their most recent fiscal year or based on estimates for the current fiscal year and each Fund's target allocation as described above. Based on these hypothetical calculations, the combined average expense ratio for the underlying investments that is borne indirectly by each of the Funds would have been the following:

Aggressive Fund                    1.09%
----------------------------------------
Moderately Aggressive Fund         1.04%
----------------------------------------
Moderate Fund                      0.97%
----------------------------------------

Actual expenses differ depending on how the Funds allocate assets among the underlying investments.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years
----------------------------------------------
Aggressive Fund
   Class A Shares*            $  629   $   809
   Class B Shares             $  627   $   764
   Class C Shares             $  227   $   464
   Class R Shares             $   87   $   340
   Institutional Service
        Class Shares          $   41   $   198
   Institutional Class Shares $   26   $   150
----------------------------------------------
Moderately Aggressive Fund
   Class A Shares*            $  629   $   809
   Class B Shares             $  627   $   764
   Class C Shares             $  227   $   464
   Class R Shares             $   87   $   340
   Institutional Service
        Class Shares          $   41   $   198
   Institutional Class Shares $   26   $   150
----------------------------------------------
Moderate Fund
   Class A Shares*            $  629   $   809
   Class B Shares             $  627   $   764
   Class C Shares             $  227   $   464
   Class R Shares             $   87   $   340
   Institutional Service
        Class Shares          $   41   $   198
   Institutional Class Shares $   26   $   150
----------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:**

                              1 Year   3 Years
----------------------------------------------
Aggressive Fund
   Class B Shares             $  127   $   464
   Class C Shares             $  127   $   464
----------------------------------------------


Moderately Aggressive Fund
   Class B Shares             $  127   $   464
   Class C Shares             $  127   $   464
----------------------------------------------
Moderate Fund
   Class B Shares             $  127   $   464
   Class C Shares             $  127   $   464
----------------------------------------------

* Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENT STRATEGIES

The Actively Managed Asset Allocation Funds are designed to provide diversification across major asset classes through investments in the Underlying Funds as described in the Fund Summaries. In general, for asset classes containing more than one Underlying Fund, the Funds will allocate their assets to a limited number of Underlying Funds and will not invest in all the Underlying Funds in the class.

ASSET CLASSES AND UNDERLYING INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" on page [ ] for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the Statement of Additional Information ("SAI"). To obtain a copy of the SAI, see the back cover of the prospectus.

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Actively Managed Asset Allocation Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the Fund. The Underlying Funds will not charge any sales load when selling shares to the Funds.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS - LARGE CAP STOCKS

The Funds may invest in the GARTMORE NATIONWIDE FUND (THE "NATIONWIDE FUND"). The Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income. To achieve its objective, the Nationwide Fund invests primarily in common stocks and convertible securities. When choosing companies to purchase, the Nationwide Fund's portfolio managers consider above-average revenue growth, consistent earnings growth, above-average earnings growth, or attractive valuations.

The Funds may also invest in the GARTMORE GROWTH FUND (THE "GROWTH FUND"). The Growth Fund seeks long-term capital appreciation. To achieve its objective, the Growth Fund invests primarily in common stocks of large capitalization companies. Under normal conditions, the Growth Fund generally intends to be fully invested in these securities. The Growth Fund's portfolio managers will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Growth Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market.

The Funds may also invest in the GARTMORE U.S. GROWTH LEADERS FUND (THE "GROWTH LEADERS FUND"). The Growth Leaders Fund seeks long-term growth. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. The Growth Leaders Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Growth Leaders Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Index. The Fund may also invest in indexed/structured securities. The Fund will invest 25% or more of its total assets in a group of companies in software and related technology industries.

The Funds may also invest in the GARTMORE NATIONWIDE LEADERS FUND (THE "NATIONWIDE LEADERS FUND"). The Nationwide Leaders Fund seeks a high total return from a concentrated portfolio of U.S. securities. To achieve its objective, the Nationwide Leaders Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Nationwide Leaders Fund's portfolio manager generally intends to be fully invested in these securities. A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the marketplace. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. The Nationwide Leaders Fund's portfolio manager seeks companies that generally have above average revenue growth, consistent earnings growth, above average earnings growth, or attractive valuations. The Nationwide Leaders Fund typically focuses its investments in a core group of 20 to 30 common stocks of large cap companies.

The Funds may also invest in the GARTMORE FOCUS FUND (THE "FOCUS FUND"). The Focus Fund seeks long-term growth of capital. The Focus Fund invests primarily in common stocks selected for their growth potential. The Focus Fund's portfolio managers utilize both a "top down" and "bottom up" approach in constructing the portfolio. The "top down" approach is a screening process which narrows the available number of stock investments from thousands of large cap stocks to several hundred potential stock ideas. The "top down" approach takes into consideration such macro-economic factors as Federal Reserve policy, interest rates, inflation, and the domestic economy. This approach helps the portfolio manager focus his analysis on the most attractive business sectors within the overall market. The "bottom-up" analysis is then performed on potential stock ideas in these targeted business sectors by identifying individual companies with both attractive earnings potential and sustainable growth characteristics that may not be recognized by the market at large. Twelve-month target prices are established for all individual companies reviewed, with minimum hurdle rates of capital appreciation potential required before a stock will be added to the portfolio. Realization of income is not a significant investment consideration. Any income realized on the Focus Fund's investments will be incidental to its objective. Under normal market conditions, the Focus Fund will invest at least 80% of its total assets in common stocks and American, global or other types of depositary receipts of companies with market capitalizations of $5 billion or more which the Focus Fund's portfolio managers believe have growth potential. The Focus Fund will typically invest in securities issued by approximately 20 to 30 companies. The Focus Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Focus Fund's portfolio managers, the securities of a particular issuer will appreciate in value due to a specific development with respect to that issuer.

U.S. STOCKS - MID CAP STOCKS

The Funds may invest in the GARTMORE MID CAP GROWTH FUND (THE "MID CAP GROWTH FUND"). The Mid Cap Growth Fund seeks long-term capital appreciation. To achieve its objective under normal conditions the Mid Cap Growth Fund invests at least 80% of its net assets in equity securities of mid cap companies. The portfolio manager, however, is not required to sell a security if it is no longer considered a mid cap company. The Mid Cap Growth Fund's investment style focuses on growth companies that are reasonably priced. In analyzing specific companies for possible investment, the Mid Cap Growth Fund's portfolio manager reviews the earnings growth of all publicly traded mid cap companies over the past three years and makes investments based on several characteristics, including above-average, consistent earnings growth and superior forecasted growth versus the market; financial strength and stability; a healthy balance sheet; strong competitive advantage within its industry; positive investor sentiment; relative market value; and strong management team.

U.S. STOCKS - SMALL CAP STOCKS

The Funds may invest in the GARTMORE SMALL CAP FUND (THE "SMALL CAP FUND"). The Small Cap Fund seeks long-term capital appreciation. To achieve its objective, under normal conditions, the Small Cap Fund invests at least 80% of its net assets in equity securities issued by small cap companies. The Small Cap Fund looks at many factors when considering which securities to purchase for the Small Cap Fund, including measures of earnings momentum, relative value, management action and price trend. The Small Cap Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities.

The Funds may also invest in the GARTMORE SMALL CAP GROWTH FUND (THE "SMALL CAP GROWTH FUND"). The Small Cap Growth Fund seeks long-term capital appreciation. Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities issued by small cap companies. The Small Cap Growth Fund primarily purchases equity securities (mainly common stocks) of small cap U.S. companies. In analyzing specific companies for possible investment, the Small Cap Growth Fund's portfolio manager ordinarily looks for above average earnings growth, strong financial characteristics, high return on earnings, and successful business models. Some of these securities will be those of companies which the portfolio managers believe have the potential to achieve particularly substantial earnings growth. Some of these securities may be of companies that are in the early stages of their development. In selecting investments for the Fund, the portfolio managers may also purchase securities of companies that are experiencing unusual, non-repetitive "special" situations (such as mergers or acquisitions) or that the portfolio managers believe have valuable fixed assets whose value is not fully reflected in a security's price. The Small Cap Growth Fund may invest without limit in initial public offerings ("IPOs") of small cap companies, although it is uncertain whether such IPOs will be available for investment by the Small Cap Growth Fund or what impact, if any, they will have on the Small Cap Growth Fund's performance.

The Funds may also invest in the GARTMORE VALUE OPPORTUNITIES FUND (THE "VALUE OPPORTUNITIES FUND"). The Value Opportunities Fund seeks long-term capital appreciation through investment in common stocks or their equivalents. The Value Opportunities Fund pursues its investment objective by investing, under normal conditions, primarily in equity securities of small cap companies. The Value Opportunities Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Value Opportunities Fund's subadviser believes that the market has undervalued them. The Value Opportunities Fund will also invest in stocks that are not well recognized and stocks of special situation companies (companies involved in acquisitions, consolidations, mergers or other unusual developments) and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery). Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation. In addition to investing in small cap companies, the Value Opportunities Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The Funds may also invest in the GARTMORE MICRO CAP EQUITY FUND (THE "MICRO CAP EQUITY FUND"). The Micro Cap Equity Fund seeks long-term capital appreciation. To achieve its objective, the Micro Cap Equity Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index (micro-capitalization companies). The Micro Cap Equity Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace. In analyzing specific companies for possible investment, the Micro Cap Equity Fund's portfolio manager ordinarily looks for several of the following characteristics: development of new products, technologies or markets; high quality balance sheet; above average earnings growth; attractive valuation; and strong management team. Although the Micro Cap Equity Fund looks for companies with the potential for strong earnings growth rates, some of the Micro Cap Equity Fund's investments may be in companies that are experiencing losses.

INTERNATIONAL STOCKS

The Funds may invest in the GARTMORE INTERNATIONAL GROWTH FUND (THE "INTERNATIONAL GROWTH FUND"). The International Growth Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. To achieve its objective, the International Growth Fund invests in equity securities of established foreign companies that are tied economically to a number of countries throughout the world, other than the United States. The International Growth Fund's portfolio managers select companies they believe have earnings growth potential that the market has underestimated. The International Growth Fund primarily invests in equity securities which may include common stocks, equity interests in foreign investment funds or trusts and depositary receipts. The International Growth Fund may utilize derivatives, primarily futures, and options, for efficient portfolio management.

The Funds may also invest in the GARTMORE EMERGING MARKETS FUNDS (THE "EMERGING MARKETS FUND"). The Emerging Markets Fund seeks long term capital growth by investing primarily in equity securities of companies located in emerging market countries. Emerging market countries are countries that have been defined as emerging market countries by the International Finance Corporation, have a low-to-middle income economy according to the World Bank, or are listed as developing countries in World Bank publications. There are more than 25 countries that currently qualify as emerging market countries, including Brazil, China, South Korea, Mexico and Taiwan. Under normal market conditions, the Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. The Emerging Markets Fund's portfolio managers select companies they believe have the potential to deliver unexpected earnings growth. The portfolio managers look for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that they believe might be politically or economically unstable. The Emerging Markets Fund invests primarily in common stocks, preferred stocks, equity interests in foreign investment funds or trusts, derivative securities and depositary receipts. The Emerging Markets Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

The Funds may also invest in the GARTMORE WORLDWIDE LEADERS FUND (THE "WORLDWIDE LEADERS FUND"). The Worldwide Leaders Fund seeks long-term capital growth. To achieve its objective, under normal conditions the Worldwide Leaders Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Worldwide Leaders Fund will be invested in securities from at least three different countries. The Worldwide Leaders Fund's portfolio managers choose equity securities of companies that they consider to be "worldwide leaders." Specifically, through their research process, the portfolio managers look to evaluate which industries offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which the Worldwide Leaders Fund's securities are traded. A "worldwide leader" is a company located anywhere in the world that, based on the portfolio managers' assessment, is well positioned to take advantage of growth opportunities in its industry. The "worldwide leaders" in which the Worldwide Leaders Fund invests include equity securities of both companies that the portfolio managers believe offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and companies that the portfolio managers believe offer short-term tactical opportunities based on current circumstances. The Worldwide Leaders Fund will typically invest in securities issued by approximately 30 companies. The Worldwide Leaders Fund primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, warrants and depositary receipts for any of the foregoing. The Worldwide Leaders Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

BONDS

The Funds may invest in the GARTMORE BOND FUND (THE "BOND FUND"). The Bond Fund seeks as high a level of current income as is consistent with preservation of capital. To achieve its objective, the Bond Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Bond Fund's shares. It seeks to achieve its objective by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

         - The Federal Housing Administration, the Farmers Home Administration, and GNMA, including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

         -        The Federal Home Loan Banks;

         -        FNMA, FHLMC, and the Student Loan Marketing Association; and

         -        The Federal Farm Credit Banks.

The Bond Fund also invests in foreign government and corporate bonds, denominated in U.S. dollars, and in mortgage-backed and asset-backed securities. It may also invest in commercial paper rated in one of the two highest rating categories by a rating agency. The Bond Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The Bond Fund may, however, invest a portion of its net assets in debt securities rated below investment grade, also known as "junk bonds." Under normal conditions, the Bond Fund invests at least 80% of its net assets in bonds, which include debentures and notes. The Bond Fund's portfolio managers will consider the duration of particular bonds and the Bond Fund's overall portfolio when managing the Bond Fund. The Bond Fund will have a duration of three to seven years. In choosing to buy a debt security, the portfolio managers look for value.

CALLOUT BOX:  RATING AGENCIES

A rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

CALLOUT BOX:  DURATION

Duration is a measure of the expected life of an Underlying Fund's portfolio on a present value basis reflecting both principal and interest payments.

The Funds may also invest in the GARTMORE GOVERNMENT BOND FUND (THE "GOVERNMENT BOND FUND"). The Government Bond Fund seeks as high a level of current income as is consistent with the preservation of capital. To achieve its objective, the Government Bond Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Government Bond Fund's shares. Under normal conditions, the Government Bond Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

         - The Federal Housing Administration, the Farmers Home Administration, and the GNMA, including GNMA pass-through certificates, which are backed by the full faith and credit of the United States Government;

         -        The Federal Home Loan Banks;

         -        FNMA, FHLMC, and the Student Loan Marketing Association; and

         -        The Federal Farm Credit Banks.

The Government Bond Fund may also invest in mortgage-backed securities issued by U.S. Government agencies. The dollar-weighted average portfolio maturity of the Government Bond Fund's assets will generally be five to nine years.

CALLOUT BOX:  BOND MATURITY

Bond maturity simply means the life of a bond before it comes due and must be repaid.

To select investments that fit the Government Bond Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short, intermediate, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis and other techniques. The Government Bond Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. The Government Bond Fund's portfolio manager will consider the duration of particular bonds and the Government Bond Fund's overall portfolio when managing the Government Bond Fund. The Government Bond Fund will typically have a duration of four to six years.

The Funds may also invest in the GARTMORE CONVERTIBLE FUND (THE "CONVERTIBLE FUND"). The Convertible Fund seeks to preserve capital and provide current yield and capital appreciation through investments in convertible securities. Under normal conditions, the Convertible Fund invests at least 80% of its net assets in convertible securities. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The Convertible Fund typically invests in convertible securities issued by U.S. companies and has an emphasis on investing in convertible securities that are investment grade. However, the Convertible Fund will invest in convertible securities of any credit quality, including those that are below investment grade, and may include securities which currently are not paying interest and that are in default. Bonds with ratings below the top four rating categories by a nationally recognized rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Rating Group are considered below investment grade and are commonly referred to as junk bonds. A significant portion of the Convertible Fund's convertible securities investments are comprised of securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. These securities are known as Rule 144A securities.

The Convertible Fund seeks to profit from this strategy both by receiving interest income on a convertible security and from any increase in a convertible security's value. A convertible security's value tends to increase or decrease when the market value of the underlying security (generally common stock) increases or decreases. The Convertible Fund's investment philosophy emphasizes current yield and solid credit quality. The portfolio managers seek to buy convertible securities trading at or below par with moderate duration (typically three to seven years). Secondarily, if the security meets their credit standards, the portfolio managers evaluate the equity portion of the convertible security, which is based on the underlying common stock, as described below. The portfolio managers typically apply a three-step approach when buying and selling convertible securities for the Convertible Fund, which includes:

         1 evaluating the default risk of the convertible security by analyzing traditional aspects of the underlying company: including its balance sheet, cash flow, interest coverage (ratio of interest expense vs. earnings) and capital structure;

         2 analyzing the convertible security's underlying common stock by reviewing the company's valuation, management, earnings, industry position and common stock's capital appreciation potential; and

         3 evaluating the convertible security's value, liquidity and impact on the overall composition and diversification of the Convertible Fund.

The Funds may also invest in the GARTMORE HIGH YIELD BOND FUND (THE "HIGH YIELD BOND FUND"). The High Yield Bond Fund seeks high current income with capital appreciation as a secondary objective. To achieve its objective, the High Yield Bond Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the High Yield Bond Fund invests at least 80% of its net assets in bonds that are considered below investment grade. Such bonds are commonly known as junk bonds. These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds, and securities that are in default. The High Yield Bond Fund's portfolio manager generally uses a "bottom up" approach when selecting securities. The "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds. By using these combined approaches, the High Yield Bond Fund assesses new issues versus secondary market opportunities. The High Yield Bond Fund intends to maintain a duration between three and six years.

SHORT-TERM INVESTMENTS

The Funds may invest in the GARTMORE MORLEY ENHANCED INCOME FUND (THE "ENHANCED INCOME FUND"). The Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its objective, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value. When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives to hedge will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

The Funds may also invest in the GARTMORE MONEY MARKET FUND (THE "MONEY MARKET FUND"). The Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Money Market Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Money Market Fund's dollar- weighted average maturity will be 90 days or less.

SPECIALTY ASSETS

The Funds may invest in the GARTMORE GLOBAL NATURAL RESOURCES FUND (THE "NATURAL RESOURCES FUND"). The Natural Resources Fund seeks long-term capital growth. To achieve its objective, under normal market conditions the Natural Resources Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies in the natural resources sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, energy sources, precious metals (e.g., gold, silver and platinum), forest products, ferrous and nonferrous metals (e.g., iron, aluminum and copper), basic commodities and/or the provision of related supplies or services. The Natural Resources Fund invests more than 25% of its assets in at least one of the following industry groups: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. Because the Natural Resources Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Natural Resources Fund primarily invests in equity securities, which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, [REITs,] and depositary receipts, of natural resources companies of any size and in any country.

The Funds may also invest in the GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND (THE "GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND"). The Global Technology and Communications Fund seeks long-term capital appreciation. Under normal conditions, the Global Technology and Communications Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. A security is generally considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, technology and communications industries. The Global Technology and Communications Fund invests more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. The Global Technology and Communications Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries. The Fund may invest in companies of any size.

The Funds may also invest in the GARTMORE GLOBAL HEALTH SCIENCES FUND (THE "GLOBAL HEALTH SCIENCES FUND"). The Global Health Sciences Fund seeks long-term capital appreciation. To achieve its objective, under normal conditions, the Global Health Sciences Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation. The Global Health Sciences Fund invests 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices. A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the health care sector. The Global Health Sciences Fund primarily invests in equity securities which may include common stocks, convertible securities, and depositary receipts. The Global Health Sciences Fund invests in companies of any size. The Global Health Sciences Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Global Health Sciences Fund's investment objective.

The Funds may also invest in the GARTMORE GLOBAL FINANCIAL SERVICES FUND (THE "GLOBAL FINANCIAL SERVICES FUND"). The Global Financial Services Fund seeks long-term capital growth. To achieve its objective, under normal conditions the Global Financial Services Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the financial services sector. The Global Financial Services Fund invests 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies. The Global Financial Services Fund primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, REITs, and depositary receipts. The Global Financial Services Fund may invest in financial services companies of any size. The Global Financial Services Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective.

The Funds may also invest in the GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND (THE "U.S. GROWTH LEADERS LONG-SHORT FUND"). The U.S. Growth Leaders Long-Short Fund seeks long-term capital appreciation. The Fund invests primarily in, and makes short sale transactions in, equity securities of U.S. and non-U.S. issuers that are listed on a national securities exchange or quoted on Nasdaq. Under normal circumstances, it is expected that 80% of the U.S. Growth Leaders Long-Short Fund's assets will be invested in U.S.-based companies. The U.S. Growth Leaders Long-Short Fund may invest in issuers of any size, including small or medium-sized companies. From a strategic viewpoint, the U.S. Growth Leaders Long-Short Fund will take long positions in "leaders," companies that the U.S. Growth Leaders Long-Short Fund's adviser, GMF, believes will generate earnings growth exceeding market expectations. The U.S. Growth Leaders Long-Short Fund intends to emphasize these "leadership" companies, i.e., those companies that benefit from superior management, products or distribution. The U.S. Growth Leaders Long-Short Fund intends to take a short position in those stocks whose earnings look to be reflected in the current price, which GMF believes are likely to fall short of expectations, or where there is structural weakness in the industry in which the company operates its franchise. The U.S. Growth Leaders Long-Short Fund may also take a short position in the stock of companies believed to have poor quality management or those that are believed likely to suffer an event affecting long-term earnings power. In addition, the U.S. Growth Leaders Long-Short Fund may effect strategic paired trades, taking both long and short positions in companies in the same industry in order to remove much of the market and sector impact on performance.

The Adviser expects to identify additional Underlying Funds, including Underlying Funds that invest in real estate.

MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management of which $22.5 billion was managed by GMF.

The annual management fee payable by each Fund, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is as follows:

Fund                               Fee
---------------------------------------
The Aggressive Fund             [0.15%]
---------------------------------------
The Moderately Aggressive Fund  [0.15%]
---------------------------------------
The Moderate Fund               [0.15%]
---------------------------------------

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to-not duplicative of-the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF. Also, GMF has engaged Ibbotson Associates, an asset allocation consulting firm, to assist in determining the appropriate asset class allocation for each Fund and possible underlying investments for each asset class. GMF retains sole authority over the allocation of each Fund's assets and the selection of the particular underlying investments in which a Fund will invest.

Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

         -        Class A shares

Contingent Deferred Sales Charge (CDSC)(1):

         - Class B shares if you sell your shares within six years of purchase

         - Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C, and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

When choosing a share class, consider the following:

Class A Shares                                    Class B Shares                            Class C Shares
Front-end sales charge means                      No front-end sales charge, so             No front-end sales charge, so
that a portion of your initial                    your full investment                      your full investment
investment goes toward the                        immediately goes toward                   immediately goes toward
sales charge, and is not                          buying shares                             buying shares
invested

Reductions and waivers of the                     No reductions of the CDSC                 Like Class B shares, no
sales charge are available                        available, but waivers are                reductions of the CDSC are
                                                  available                                 available, but waivers of
                                                                                            CDSC are available
Lower expenses than Class B                       Higher distribution and service           Higher distribution and service
and Class C shares mean                           fees than Class A shares mean             fees than Class A shares mean
higher dividends per share                        higher fund expenses and                  higher fund expenses and
                                                  lower dividends per share                 lower dividends per share

Conversion features are not                       After seven years, Class B                Unlike Class B shares, Class C
applicable                                        shares convert into Class A               shares do not automatically
                                                  shares, which reduces your                convert into another class

                                                 future fund expenses

No sales charge when shares                      CDSC if shares are sold within             CDSC of 1% is applicable if
are sold back to a Fund(1)                       six years: 5% in the first year,           shares are sold in the first year
                                                 4% in the second, 3% in the                after purchase
                                                 third and fourth years, 2% in
                                                 the fifth, and 1% in the sixth
                                                 year

No maximum investment limit                      Investments of $100,000 or                 Investments of $1,000,000 or
                                                 more may be rejected                       more may be rejected(2)

(1) A CDSC of up to 0.15% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

(2) This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

         - 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

                  Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

                  Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, one-person Keogh plans or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

         - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

         - retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

         - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

         - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

         - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

         - funds of funds offered by the Distributor or other affiliates of the Trust

         - retirement plans if no third party administrator for the plan receives compensation from the Funds

         - institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

         - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

         - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

         - high net-worth individuals who invest directly with a Fund and who do not utilize a broker, investment adviser or other financial intermediary.

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Service Class or Institutional Class shares of any of the Funds, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

                  MINIMUM INVESTMENTS - CLASS A, B & C SHARES

To open an account (per Fund)                           $    2,000
------------------------------------------------------------------
To open an IRA account  (per Fund)                      $    1,000

------------------------------------------------------------------
Additional investments (per Fund)                       $      100
------------------------------------------------------------------
To start an Automatic Asset
Accumulation Plan                                       $    1,000
------------------------------------------------------------------
Additional Automatic Asset
Accumulation Plan
per transaction                                         $       50
------------------------------------------------------------------
Minimum Investments-Institutional Service
Class Shares

To open an account (per Fund)                           $   50,000
------------------------------------------------------------------
Additional investments                                        None

------------------------------------------------------------------
Minimum Investments-Institutional Class Shares

To open an account (per Fund)                           $1,000,000

--------------------------------------------------
Additional investments                        None

                  If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

The Funds do not calculate NAV on the following days:

- New Year's Day

- Martin Luther King, Jr. Day

- Presidents' Day

- Good Friday

- Memorial Day

- Independence Day

- Labor Day

- Thanksgiving Day

- Christmas Day

- Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

                                                                                                          Dealer
   CLASS A SHARES                                      Sales Charge as % of                             Commission
--------------------                           ---------------------------------------------             as % of
                                                                              Amount Invested           Offering
Amount of purchase                             Offering Price                (approximately)              Price
--------------------                           --------------                 --------------           -----------
Less than $50,000                                    5.75%                         6.10%                  5.00%
$50,000 to $99,999                                   4.75                          4.99                   4.00
$100,000 to $249,999                                 3.50                          3.63                   3.00
$250,000 to $499,999                                 2.50                          2.56                   2.00
$500,000 to $999,999                                 2.00                          2.04                   1.75
$1 million or more*                                  None                          None                   None

* Dealer may be eligible for a finder's fee as described below.

YOU MAY QUALIFY FOR A REDUCED CLASS A CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A

REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.15% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.15% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF A CLASS A SALES CHARGE

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.

- Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

- Letter of Intent Discount. If you state in writing that during a 13- month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13- month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.

- Any person who pays for the shares with the proceeds of one of the following sales:

          -             Sales of non-Gartmore Fund shares

          - Sales of Class D shares of a Gartmore Fund if the new Gartmore Fund purchased does not have Class D shares and Class A shares are purchased instead

          - To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Gartmore Funds which have Class D shares)

-        Retirement plans

- Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).

- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.

-        Any investment advisory clients of GMF, GSACT and their affiliates.
Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR  PURCHASE ORDER

Your order must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Funds' NAV to receive that day's NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

CALL OUT BOX:

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

         - if your account address has changed within the last 10 business days, or

         - if the redemption check is made payable to anyone other than the registered shareholder, or

         - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

         - if the proceeds are mailed to any address other than the address of record, or

         - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                                                                 7 years or
Sale within              1 year      2 year          3 year         4 year            5 year       6 year        more
Sales charge                  5%          4%              3%             3%                2%           1%                0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of                                    $1 million                    $4 million                     $25 million
Purchase                                    to $3,999,999                to $24,999,999                     or more
Amount of CDSC                                  0.15%                         0.10%                           .05%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCs

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70-1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

CALL OUT BOX:

CAPITAL GAINS TAXES If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page __.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares." Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this web-site at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES If the value of your Class A, Class B or Class C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class                                                        As a % of daily net assets
Class A shares                                                    0.25% (distribution or service fee)
Class B shares                                                    1.00% (0.25% service fee)
Class C shares                                                    1.00% (0.25% service fee)
Class R shares                                                    0.50% (0.25% of which may be either a distribution or
                                                                  service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

Call out box:

CAPITAL GAINS TAXES If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page __.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page ___ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

         - Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and

         - Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

EXCHANGE FEES

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

FUND                                                                                  EXCHANGE FEE
Gartmore Emerging Markets Fund                                                               2.00%
Gartmore Focus Fund                                                                          2.00%
Gartmore China Opportunities Fund                                                            2.00%
Gartmore Global Financial Services Fund                                                      2.00%
Gartmore Global Health Sciences Fund                                                         2.00%
Gartmore Global Long Short Fund                                                              2.00%
Gartmore Global Natural Resources Fund                                                       2.00%
Gartmore Global Technology and Communications Fund                                           2.00%
Gartmore Global Utilities Fund                                                               2.00%
Gartmore International Growth Fund                                                           2.00%
Gartmore U.S. Growth Leaders Long-Short Fund                                                 2.00%
Gartmore Nationwide Leaders Fund                                                             2.00%
Gartmore U.S.  Growth Leaders Fund                                                           2.00%
Gartmore Worldwide Leaders Fund                                                              2.00%
Gartmore Micro Cap Equity Fund                                                               2.00%
Gartmore Mid Cap Growth Fund                                                                 2.00%
Gartmore Millennium Growth Fund                                                              2.00%
Gartmore Small Cap Fund                                                                      2.00%
Gartmore Small Cap Growth Fund                                                               2.00%
Gartmore Value Opportunities Fund                                                            2.00%

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's exchange fee from their customer's accounts. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:

         -        Certain broker wrap fee and other fee-based programs

         - Certain omnibus accounts where the omnibus account holder does not have the capability to impose a exchange fee on its underlying customers' accounts; and

         - Certain intermediaries that do not or cannot report to the Fund sufficient information to impose a exchange fee on their customers' accounts.

To the extent that an exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the exchange fee does not apply to:

         - Shares sold or exchanged under regularly scheduled withdrawal plans

         -        Shares purchased through reinvested dividends or capital gains

         - Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.

         - Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 years and other required distributions from retirement accounts

         - Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction.

         - With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

For individuals, a portion of the income dividends paid to you may be qualified dividend income eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met. For corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

Call out box:

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax adviser or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

- Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov

BY ELECTRONIC REQUEST:
publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495 GG-_____ 3/04

                       STATEMENT OF ADDITIONAL INFORMATION

                                 [JUNE 29,] 2004

                              GARTMORE MUTUAL FUNDS
                       (FORMERLY NATIONWIDE MUTUAL FUNDS)

GARTMORE ACTIVELY MANAGED AGGRESSIVE ASSET ALLOCATION FUND                     GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND
GARTMORE ACTIVELY MANAGED MODERATELY AGGRESSIVE ASSET ALLOCATION FUND          GARTMORE LARGE CAP VALUE FUND
GARTMORE ACTIVELY MANAGED MODERATE ASSET ALLOCATION FUND                       GARTMORE MICRO CAP EQUITY FUND
GARTMORE ASIA PACIFIC LEADERS FUND                                             GARTMORE MID CAP GROWTH FUND
GARTMORE BOND FUND                                                             GARTMORE MID CAP MARKET INDEX FUND
GARTMORE BOND INDEX FUND                                                          (FORMERLY NATIONWIDE MID CAP MARKET INDEX FUND)
   (FORMERLY NATIONWIDE BOND INDEX FUND)                                       GARTMORE MILLENNIUM GROWTH FUND
GARTMORE CHINA OPPORTUNITIES FUND                                              GARTMORE MONEY MARKET FUND
GARTMORE CONVERTIBLE FUND                                                      GARTMORE MORLEY CAPITAL ACCUMULATION FUND
GARTMORE EMERGING MARKETS FUND                                                 GARTMORE MORLEY ENHANCED INCOME FUND
GARTMORE EUROPEAN LEADERS FUND                                                 GARTMORE NATIONWIDE FUND
GARTMORE GLOBAL FINANCIAL SERVICES FUND                                        GARTMORE NATIONWIDE LEADERS FUND
GARTMORE GLOBAL HEALTH SCIENCES FUND                                           GARTMORE OTC FUND
GARTMORE GLOBAL NATURAL RESOURCES FUND                                         GARTMORE S&P 500 INDEX FUND
GARTMORE GLOBAL TECHNOLOGY AND                                                    (FORMERLY NATIONWIDE S&P 500 INDEX FUND)
    COMMUNICATIONS FUND                                                        GARTMORE SMALL CAP INDEX FUND
GARTMORE GLOBAL UTILITIES FUND                                                    (FORMERLY NATIONWIDE SMALL CAP INDEX FUND)
GARTMORE GOVERNMENT BOND FUND                                                  GARTMORE TAX-FREE INCOME FUND
GARTMORE GROWTH FUND                                                           GARTMORE NATIONWIDE PRINCIPAL PROTECTED FUND
GARTMORE HIGH YIELD BOND FUND                                                  GARTMORE SMALL CAP GROWTH FUND
GARTMORE INTERNATIONAL GROWTH FUND                                                 (FORMERLY GARTMORE GLOBAL SMALL COMPANIES FUND)
GARTMORE INTERNATIONAL INDEX FUND                                              GARTMORE SMALL CAP FUND
(FORMERLY NATIONWIDE INTERNATIONAL INDEX FUND)                                    (FORMERLY NATIONWIDE SMALL CAP FUND)
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND                                 GARTMORE U.S. GROWTH LEADERS FUND
GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND                      GARTMORE U.S. GROWTH LEADERS
GARTMORE INVESTOR DESTINATIONS MODERATE FUND                                      LONG-SHORT FUND
GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND                       (FORMERLY GARTMORE LONG-SHORT EQUITY PLUS FUND)
                                                                               GARTMORE VALUE OPPORTUNITIES FUND
                                                                               GARTMORE WORLDWIDE LEADERS FUND
                                                                               NORTHPOINTE SMALL CAP VALUE FUND

         Gartmore Mutual Funds (the "Trust") is a registered open-end investment company consisting of 47 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

         This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

                  - Gartmore Emerging Markets Fund and Gartmore International Growth Fund dated March 1, 2004;

                  - Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund), Gartmore U.S. Growth Leaders Fund and Gartmore Worldwide Leaders Fund dated March 1, 2004;

                  - Gartmore Micro Cap Equity Fund, Gartmore Millennium Growth Fund, Gartmore Value Opportunities Fund and Gartmore High Yield Bond Fund dated March 1, 2004;

                  - Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Technology and Communications Fund, and Gartmore Global Utilities Fund dated March 1, 2004;

                  - Gartmore Nationwide Fund, Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Mid Cap Growth Fund and Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund) , dated March 1, 2004;

                  -        NorthPointe Small Cap Value Fund dated March 1, 2004;

                  - Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Morley Enhanced Income Fund and Gartmore Money Market Fund dated March 1, 2004;

                  - Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund) dated June __, 2004;

                  - Gartmore Bond Fund, Gartmore Government Bond Fund and Gartmore Tax-Free Income Fund (Class X and Class Y shares) dated March 1, 2004;

                  - Gartmore S&P 500 Index Fund (formerly Nationwide S&P 500 Index Fund), Gartmore Mid Cap Market Index Fund (formerly Nationwide Mid Cap Market Index Fund), Gartmore Small Cap Index Fund (formerly Nationwide Small Cap Index Fund), Gartmore International Index Fund (formerly Nationwide International Index Fund) and Gartmore Bond Index Fund (formerly Nationwide Bond Index Fund) dated March 1, 2004;

                  - Gartmore Morley Capital Accumulation Fund dated March 1, 2004, as supplemented March 18, 2004;

                  - Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund (collectively, the "Investor Destinations Funds") dated March 1, 2004;

                  - Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund and Gartmore European Leaders Fund dated March 1, 2004;

                  - Gartmore Small Cap Growth Fund (formerly Gartmore Global Small Companies Fund), dated March 30, 2004;

                  - Gartmore Nationwide Principal Protected Fund dated March 1, 2004; and

                  - Gartmore Convertible Fund dated December 15, 2003, as revised January 26, 2004;

                  -        Gartmore Global Natural Resources Fund dated June
                           [29], 2004;

                  -        Gartmore China Opportunities Fund dated June [29],
                           2004; and

                  - Gartmore Actively Managed Aggressive Asset Allocation Fund, Gartmore Actively Managed Moderately Aggressive Asset Allocation Fund and Gartmore Actively Managed Moderate Asset Allocation Fund (collectively, the "Asset Allocation Funds") dated June [29], 2004.

Shares of the Gartmore Nationwide Principal Protected, Gartmore European Leaders, Gartmore Asia Pacific Leaders and Gartmore OTC Funds are not currently being offered to investors.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.

The Prospectuses may be obtained from Gartmore Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 1-800-848-0920.

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
General Information and History................................................
Additional Information on Portfolio Instruments and Investment Policies........
Description of Portfolio Instruments and Investment Policies...................
Investment Restrictions........................................................
Trustees and Officers of the Trust.............................................
Investment Advisory and Other Services.........................................
Brokerage Allocation...........................................................
Additional Information on Purchases and Sales..................................
Valuation of Shares............................................................
Systematic Investment Strategies...............................................
Investor Privileges............................................................
Investor Services..............................................................
Fund Performance Advertising...................................................
Additional Information.........................................................
Additional General Tax Information For All Funds...............................
Major Shareholders.............................................................
Financial Statements...........................................................
Appendix A - Debt Ratings......................................................
Appendix B - Proxy Voting Guidelines Summaries.................................

                         GENERAL INFORMATION AND HISTORY

         Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust dated October 30, 1997, as subsequently amended. The Trust currently consists of 47 separate series, each with its own investment objective. Each of the Funds, except the Gartmore Asia Pacific Leaders, Gartmore European Leaders, Gartmore Nationwide Leaders, Gartmore U.S. Growth Leaders, Gartmore Worldwide Leaders, Gartmore Global Health Sciences, Gartmore Global Financial Services, Gartmore Global Natural Resources, Gartmore Global Utilities, Gartmore Global Technology and Communications, each of the Investor Destinations and each of the Asset Allocation Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         On August 27, 2001, the Nationwide Long-Term U.S. Government Bond Fund reorganized with and into the Gartmore Government Bond Fund, which is the survivor of the transaction for accounting and performance purposes.

         On June 23, 2003, the Montgomery Global Focus Fund and the Montgomery Global Opportunities Fund, two series portfolios of The Montgomery Funds, reorganized with and into the Gartmore Worldwide Leaders Fund. Also on June 23, 2003, the Montgomery Partners Long-Short Equity Plus Fund, a series portfolio of The Montgomery Funds II ("Montgomery Fund"), reorganized with and into the Gartmore Long-Short Equity Plus Fund (now known as the Gartmore U.S. Growth Leaders Long-Short Fund). For accounting and performance purposes, the Montgomery Fund was considered to be the survivor of its reorganization. Therefore, the performance and other financial information regarding the Gartmore U.S. Growth Leaders Long-Short Fund for periods prior to June 23, 2003 in this SAI relate to the prior operations of the Montogmery Fund.

         On December 22, 2003, the Nationwide Large Cap Growth Fund reorganized with and into the Gartmore Growth Fund, which is the survivor of the transaction for accounting and performance purposes.

               ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                               INVESTMENT POLICIES

ALL FUNDS

         The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

         With respect to the Investor Destinations Funds and the Asset Allocation Funds (together, the "Funds of Funds" and individually, a "Fund of Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund" to include the mutual funds in which each Fund of Funds will invest (the "Underlying Funds").

         Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.


                                                                              Gartmore Gartmore   Gartmore  Gartmore   Gartmore
                                                 Gartmore  Gartmore  Gartmore Tax Free Government   Money      S&P      Value
         TYPE OF INVESTMENT OR TECHNIQUE          Growth  Nationwide   Bond    Income    Bond      Market  500 Index Opportunities
------------------------------------------------ -------- ---------- -------- -------- ---------- -------- --------- -------------
U.S. common stocks                                   Y         Y                                              Y           Y
Preferred stocks                                     Y         Y                                                          Y
Small company stocks                                 Y         Y                                                          Y
Special situation companies                          Y         Y                                              Y           Y
Illiquid securities                                  Y         Y        Y        Y          Y        Y                    Y
Restricted securities                                Y         Y        Y        Y          Y        Y                    Y
When-issued / delayed-delivery securities            Y         Y        Y        Y          Y        Y        Y           Y
Investment companies                                 Y         Y        Y        Y          Y        Y        Y           Y
Real estate investment trusts (REITS)                          Y                                              Y           Y
Securities of foreign issuers                        Y         Y        Y                            Y        Y           Y
Depositary receipts                                  Y         Y                                              Y           Y
Securities from developing countries/emerging                                                                             Y
markets
Convertible securities                               Y         Y        Y                                                 Y
Long-term debt                                                          Y        Y          Y
Long-term debt when originally issued but with       Y         Y        Y        Y          Y        Y        Y           Y
397 days or less remaining to maturity
Short-term debt                                      Y         Y        Y        Y          Y        Y        Y           Y
Floating and variable rate securities                Y         Y        Y        Y          Y        Y        Y           Y
Zero coupon securities                                                  Y        Y          Y
Pay-in-kind bonds                                                       Y
Deferred payment securities                                             Y
Non-investment grade debt                                               Y        Y
Loan participations and assignments                  Y         Y        Y        Y          Y        Y        Y           Y
Sovereign debt (foreign) (denominated in U.S. $)                        Y                            Y
Foreign commercial paper (denominated in U.S. $)     Y         Y                                     Y
Duration                                                                Y                   Y
U.S. government securities                           Y         Y        Y        Y          Y        Y        Y           Y
Money market instruments                             Y         Y        Y        Y          Y        Y        Y           Y

                                                 Gartmore
                                                   High   Gartmore Global                Gartmore Mid  Gartmore
                                                  Yield        Health     Gartmore Small  Cap Market  International   Gartmore
         TYPE OF INVESTMENT OR TECHNIQUE           Bond      Sciences        Cap Index       Index       Index        Bond Index
------------------------------------------------ -------- --------------- -------------- ------------ -------------   ----------
U.S. common stocks                                  Y            Y               Y            Y
Preferred stocks                                    Y            Y
Small company stocks                                Y            Y               Y            Y
Special situation companies                         Y            Y               Y            Y
Illiquid securities                                 Y            Y               Y            Y             Y             Y
Restricted securities                               Y            Y               Y            Y             Y             Y
When-issued / delayed-delivery securities           Y            Y               Y            Y             Y             Y
Investment companies                                Y            Y               Y            Y             Y             Y
Real estate investment trusts (REITS)               Y            Y               Y            Y             Y
Securities of foreign issuers                       Y            Y               Y            Y             Y             Y
Depositary receipts                                 Y            Y               Y            Y             Y
Securities from developing countries/emerging       Y            Y
markets
Convertible securities                              Y            Y
Long-term debt                                      Y                                                                     Y
Long-term debt when originally issued but with      Y            Y               Y            Y             Y             Y
397 days or less remaining to maturity
Short-term debt                                     Y            Y               Y            Y             Y             Y
Floating and variable rate securities               Y            Y               Y            Y             Y             Y
Zero coupon securities                              Y                                                                     Y
Pay-in-kind bonds                                   Y
Deferred payment securities                         Y
Non-investment grade debt                           Y
Loan participations and assignments                 Y            Y               Y            Y             Y             Y
Sovereign debt (foreign) (denominated in U.S. $)    Y                                                                     Y
Foreign commercial paper (denominated in U.S. $)    Y            Y                                          Y             Y
Duration                                            Y
U.S. government securities                          Y            Y               Y            Y             Y             Y
Money market instruments                            Y            Y               Y            Y             Y             Y

                                                                                                         Gartmore
                                      Gartmore             Gartmore   Gartmore              Gartmore     Investor     Gartmore
                                       Large                Morley     Morley  NorthPoint   Investor   Destinations   Investor
                                        Cap    Gartmore    Capital    Enhanced  Small Cap Destinations  Moderately  Destinations
    TYPE OF INVESTMENT OR TECHNIQUE    Value   Small Cap Accumulation  Income     Value    Aggressive   Aggressive    Moderate
------------------------------------- -------- --------- ------------ -------- ---------- -----------  -----------  ------------
U.S. common stocks                        Y        Y                                Y          Y           Y            Y
Preferred stocks                          Y                                         Y
Small company stocks                      Y        Y                                Y          Y           Y            Y
Special situation companies               Y        Y                                Y          Y           Y            Y
Illiquid securities                       Y        Y         Y           Y          Y          Y           Y            Y
Restricted securities                     Y        Y         Y           Y          Y          Y           Y            Y
When-issued/delayed-delivery
  securities                              Y        Y         Y           Y          Y          Y           Y            Y
Investment companies                      Y        Y         Y           Y          Y          Y           Y            Y
Real estate investment trusts (REITS)     Y        Y                                Y
Securities of foreign issuers             Y        Y         Y           Y          Y          Y           Y            Y
Depositary receipts                       Y        Y                                Y          Y           Y            Y
Securities from developing                                                          Y
countries/emerging markets
Convertible securities                    Y        Y                                Y
Long-term debt                            Y        Y         Y           Y                     Y           Y            Y
Long-term debt when originally issued     Y        Y         Y           Y                     Y           Y            Y
but with 397 days or less remaining
to maturity
Short-term debt                           Y        Y         Y           Y          Y          Y           Y            Y
Floating and variable rate securities     Y        Y         Y           Y          Y          Y           Y            Y
Zero coupon securities                                       Y           Y
Pay-in-kind bonds
Deferred payment securities               Y
Non-investment grade debt
Loan participations and assignments       Y        Y         Y           Y          Y          Y           Y            Y
Sovereign debt (foreign) (denominated     Y        Y         Y           Y                     Y           Y            Y
in U.S. $)
Foreign commercial paper)                                    Y           Y                     Y           Y            Y
(denominated in U.S. $)
Duration                                                     Y           Y                     Y           Y            Y
U.S. government securities                Y        Y         Y           Y          Y          Y           Y            Y
Money market instruments                  Y        Y         Y           Y          Y          Y           Y            Y

                                         Gartmore                              Gartmore
                                         Investor     Gartmore                  Global
                                        Destinations   Investor    Gartmore    Technology    Gartmore    Gartmore
                                        Moderately   Destinations  Millennium       and      Emerging International  Gartmore
    TYPE OF INVESTMENT OR TECHNIQUE     Conservative Conservative   Growth    Communications Markets     Growth     Convertible
--------------------------------------- -----------  -----------  ----------- -------------- -------- ------------- -----------
U.S. common stocks                           Y           Y           Y            Y           Y           Y           Y
Preferred stocks                                                     Y            Y           Y           Y           Y
Small company stocks                         Y           Y           Y            Y           Y           Y
Special situation companies                  Y           Y           Y            Y           Y           Y           Y
Illiquid securities                          Y           Y           Y            Y           Y           Y           Y
Restricted securities                        Y           Y           Y            Y           Y           Y           Y
When-issued/delayed-delivery securities      Y           Y           Y            Y           Y           Y
Investment companies                         Y           Y           Y            Y           Y           Y           Y
Real estate investment trusts (REITS)                                Y            Y           Y           Y
Securities of foreign issuers                Y           Y           Y            Y           Y           Y           Y
Depositary receipts                          Y           Y           Y            Y           Y           Y
Securities from developing                                           Y            Y           Y           Y
countries/emerging markets
Convertible securities                                               Y            Y           Y           Y           Y
Long-term debt                               Y           Y                                    Y           Y           Y
Long-term debt when originally issued        Y           Y                                    Y           Y           Y
but with 397 days or less remaining to
maturity
Short-term debt                              Y           Y           Y            Y           Y           Y           Y
Floating and variable rate securities        Y           Y           Y            Y           Y           Y           Y
Zero coupon securities                                                                        Y           Y           Y
Pay-in-kind bonds                                                                             Y           Y
Deferred payment securities                                                                   Y           Y
Non-investment grade debt                                                                     Y           Y           Y
Loan participations and assignments          Y           Y           Y            Y           Y           Y           Y
Sovereign debt (foreign) (denominated        Y           Y           Y                        Y           Y
in U.S. $)
Foreign commercial paper) (denominated       Y           Y                                    Y           Y
in U.S. $)
Duration                                     Y           Y                                    Y           Y           Y
U.S. government securities                   Y           Y           Y            Y           Y           Y           Y
Money market instruments                     Y           Y           Y            Y           Y           Y           Y

                                                                    Gartmore          Gartmore Gartmore Gartmore
                                                 Gartmore  Gartmore  Small              U.S.     Asia    Global
                                                 Worldwide European   Cap    Gartmore  Growth   Pacific Financial
       TYPE OF INVESTMENT OR TECHNIQUE            Leaders   Leaders  Growth    OTC     Leaders  Leaders Services
       -------------------------------           --------- -------- -------- -------- -------- -------- ---------
U.S. common stocks                                  Y         Y        Y        Y         Y        Y        Y
Preferred stocks                                    Y         Y        Y        Y         Y        Y        Y
Small company stocks                                Y         Y        Y        Y         Y        Y        Y
Special situation companies                         Y         Y        Y        Y         Y        Y        Y
Illiquid securities                                 Y         Y        Y        Y         Y        Y        Y
Restricted securities                               Y         Y        Y        Y         Y        Y        Y
When-issued / delayed-delivery securities           Y         Y        Y        Y         Y        Y        Y
Investment companies                                Y         Y        Y        Y         Y        Y        Y
Real estate investment trusts (REITS)               Y         Y        Y        Y                           Y
Securities of foreign issuers                       Y         Y        Y        Y         Y        Y        Y
Depositary receipts                                 Y         Y        Y        Y         Y        Y        Y
Securities from developing countries/               Y         Y        Y        Y         Y        Y        Y
emerging markets
Convertible securities                              Y         Y        Y        Y         Y        Y        Y
Long-term debt                                                                            Y        Y        Y
Long-term debt when  originally  issued,  but                                             Y        Y        Y
with 397 days or less remaining to maturity
Short-term debt                                     Y         Y        Y        Y         Y        Y        Y
Floating and variable rate securities               Y         Y        Y        Y         Y        Y        Y
Zero coupon securities                                        Y                                    Y        Y
Pay-in-kind bonds
Deferred payment securities                                                                        Y        Y
Non-investment grade debt                                                                 Y        Y
Loan participations and assignments                 Y         Y        Y        Y         Y        Y        Y
Sovereign  debt(foreign)(denominated  in U.S. $)    Y         Y                 Y
Foreign commercial paper (denominated in            Y         Y                 Y
U.S. $)
Duration                                            Y         Y                 Y
U.S. government securities                          Y         Y        Y        Y         Y        Y        Y
Money market instruments                            Y         Y        Y        Y         Y        Y        Y

                                                                                         Gartmore
                                                                      Gartmore Gartmore    U.S.     Gartmore
                                                 Gartmore   Gartmore    Micro     Mid     Growth   Nationwide
                                                  Global   Nationwide    Cap      Cap     Leaders   Principal
       TYPE OF INVESTMENT OR TECHNIQUE           Utilities   Leaders   Equity   Growth  Long-Short Protected*
       -------------------------------           --------- ---------- -------- -------- ---------- ----------
U.S. common stocks                                   Y          Y        Y        Y          Y       G, PG
Preferred stocks                                     Y          Y                 Y          Y       G, PG
Small company stocks                                 Y          Y        Y        Y          Y       G, PG
Special situation companies                          Y          Y        Y        Y          Y       G, PG
Illiquid securities                                  Y          Y        Y        Y          Y       G, PG
Restricted securities                                Y          Y        Y        Y          Y       G, PG
When-issued / delayed-delivery securities            Y          Y        Y        Y          Y       G, PG
Investment companies                                 Y          Y        Y        Y          Y         A
Real estate investment trusts (REITS)                Y                   Y        Y                  G, PG
Securities of foreign issuers                        Y          Y        Y        Y                    A
Depositary receipts                                  Y          Y        Y        Y          Y       G, PG
Securities from developing countries/                Y
emerging markets
Convertible securities                               Y          Y                 Y          Y       G, PG
Long-term debt                                       Y                                                PG
Long-term debt when  originally  issued,  but        Y          Y                            Y         A
with 397 days or less remaining to maturity
Short-term debt                                      Y          Y        Y        Y          Y         A
Floating and variable rate securities                Y          Y        Y        Y          Y         A
Zero coupon securities                               Y                                                 G
Pay-in-kind bonds
Deferred payment securities                          Y
Non-investment grade debt
Loan participations and assignments                  Y          Y        Y        Y          Y
Sovereign  debt(foreign)(denominated  in U.S. $)
Foreign commercial paper (denominated in                        Y                 Y                    A
U.S. $)
Duration                                                                                               G
U.S. government securities                           Y          Y        Y        Y          Y         A
Money market instruments                             Y          Y        Y        Y          Y         A

                                        Gartmore Actively   Gartmore Actively   Gartmore Actively
                                        Managed Aggressive  Managed Moderately   Managed Moderate    Gartmore China  Gartmore Global
                                         Asset Allocation    Aggressive Asset    Asset Allocation    Opportunities       Natural
    TYPE OF INVESTMENT OR TECHNIQUE            Fund          Allocation Fund           Fund              Fund        Resources Fund
--------------------------------------  ------------------  ------------------  ------------------  ---------------  ---------------
U.S. common stocks                              Y                   Y                  Y                    Y             Y
Preferred stocks                                Y                   Y                  Y                    Y             Y
Small company stocks                            Y                   Y                  Y                    Y             Y
Special situation companies                     Y                   Y                  Y                    Y             Y
Illiquid securities                             Y                   Y                  Y                    Y             Y
Restricted securities                           Y                   Y                  Y                    Y             Y
When-issued / delayed-delivery                  Y                   Y                  Y                    Y             Y
securities
Investment companies                            Y                   Y                  Y                    Y             Y
Real estate investment trusts (REITS)           Y                   Y                  Y                    Y             Y
Securities of foreign issuers                   Y                   Y                  Y                    Y             Y
Depositary receipts                             Y                   Y                  Y                    Y             Y
Securities from developing                      Y                   Y                  Y                    Y             Y
countries/emerging markets
Convertible securities                          Y                   Y                  Y                    Y             Y
Long-term debt                                  Y                   Y                  Y                    Y             Y
Long-term debt when originally issued           Y                   Y                  Y                    Y             Y
but with 397 days or less remaining to
maturity
Short-term debt                                 Y                   Y                  Y                    Y             Y
Floating and variable rate securities           Y                   Y                  Y                    Y             Y
Zero coupon securities                          Y                   Y                  Y
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt                       Y                   Y                  Y
Loan participations and assignments             Y                   Y                  Y                    Y             Y
Sovereign debt (foreign) (denominated           Y                   Y                  Y                    Y
in U.S. $)
Foreign commercial paper (denominated           Y                   Y                  Y                                  Y
in U.S. $)
Duration                                        Y                   Y                  Y
U.S. government securities                      Y                   Y                  Y                    Y             Y
Money market instruments                        Y                   Y                  Y                    Y             Y

                                                                                       Gartmore   Gartmore  Gartmore   Gartmore
                                                 Gartmore  Gartmore         Gartmore   Tax Free  Government   Money     S&P 500
Type of Investment or Technique                  Growth   Nationwide           Bond     Income      Bond      Market     Index
-------------------------------                  ------   -----------          ----     ------      ----      ------     -----
Mortgage-backed securities                                                      Y        Y              Y         Y
Stripped mortgage securities                                                    Y                       Y
Collateralized mortgage obligations                                             Y                       Y
Mortgage dollar rolls
Asset-backed securities                             Y            Y              Y        Y              Y         Y
Bank and/or Savings and Loan obligations            Y            Y              Y        Y              Y         Y        Y
Repurchase agreements                               Y            Y              Y        Y              Y         Y        Y
Derivatives                                         Y            Y              Y        Y                        Y        Y
Reverse repurchase agreements                       Y            Y              Y        Y              Y                  Y
Warrants                                            Y            Y
Futures                                             Y            Y                                                         Y
Options                                             Y            Y              Y        Y                                 Y
Foreign currencies
Forward currency contracts                                                                                                 Y
Borrowing money                                     Y            Y              Y        Y              Y         Y        Y
Lending portfolio securities                        Y            Y              Y        Y              Y                  Y
Investment of securities lending collateral         Y            Y              Y        Y              Y                  Y
Short sales                                         Y                                                                      Y
Participation Interests
Swap Agreements                                                                                                            Y
Wrap Contracts
Indexed securities                                  Y            Y                                                         Y
Strip Bonds                                                                     Y                       Y
Put Bonds                                                                       Y        Y
Private Activity and Industrial Development
 Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes                                                                                       Y
Standby Commitment Agreements
Municipal Securities                                                                     Y                        Y
Equity Linked Notes

                                             Gartmore     Gartmore    Gartmore       Gartmore   Gartmore    Gartmore       Gartmore
                                               Value     High Yield  Global Health   Small Cap   Mid Cap   International     Bond
Type of Investment or Technique             Opportunity     Bond      Sciences         Index      Index        Index         Index
-------------------------------             -----------     ----      --------         -----      -----        -----         -----
Mortgage-backed securities                                     Y                                                               Y
Stripped mortgage securities                                   Y                                                               Y
Collateralized mortgage obligations                            Y                                                               Y
Mortgage dollar rolls                                          Y                                                               Y
Asset-backed securities                                        Y                                                               Y
Bank and/or Savings and Loan obligations        Y              Y           Y            Y          Y             Y             Y
Repurchase agreements                           Y              Y           Y            Y          Y             Y             Y
Derivatives                                     Y              Y           Y            Y          Y             Y             Y
Reverse repurchase agreements                   Y              Y           Y            Y          Y             Y             Y
Warrants                                        Y              Y           Y
Futures                                         Y              Y           Y            Y          Y             Y             Y
Options                                         Y              Y           Y            Y          Y             Y             Y
Foreign currencies                              Y              Y           Y                                     Y
Forward currency contracts                      Y              Y           Y                                     Y
Borrowing money                                 Y              Y           Y            Y          Y             Y             Y
Lending portfolio securities                    Y              Y           Y            Y          Y             Y             Y
Investment of securities lending collateral     Y              Y           Y            Y          Y             Y             Y
Short sales                                     Y              Y           Y            Y          Y             Y             Y
Participation Interests                                        Y
Swap Agreements                                                Y                        Y          Y             Y             Y
Wrap Contracts
Indexed securities                                                                      Y          Y             Y             Y
Strip Bonds                                                    Y
Put Bonds                                                      Y
Private Activity and Industrial Development
 Bonds                                                         Y
Custodial Receipts                                             Y
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements                                  Y                                                               Y
Municipal Securities
Equity Linked Notes

                                                                                                              Gartmore
                                     Gartmore              Gartmore    Gartmore  NorthPointe    Gartmore      Investor    Gartmore
                                      Large    Gartmore     Morley      Morley     Small        Investor   Destinations   Investor
                                       Cap      Small       Capital    Enhanced     Cap       Destinations  Moderately  Destinations
TYPE OF INVESTMENT OR TECHNIQUE       Value      Cap     Accumulation   Income     Value       Aggressive    Aggressive   Moderate
Mortgage-backed securities                                      Y          Y                       Y             Y            Y
Stripped mortgage securities                                    Y          Y
Collateralized mortgage obligations                             Y          Y                       Y             Y            Y
Mortgage dollar rolls                                           Y          Y                       Y             Y            Y
Asset-backed securities                                         Y          Y                       Y             Y            Y
Bank and/or Savings and Loan           Y          Y             Y          Y        Y              Y             Y            Y
obligations
Repurchase agreements                  Y          Y             Y          Y        Y              Y             Y            Y
Derivatives                            Y          Y                        Y        Y              Y             Y            Y
Reverse repurchase agreements          Y          Y             Y          Y        Y
Warrants                               Y          Y                                 Y
Futures                                Y          Y                        Y        Y              Y             Y            Y
Options                                Y          Y                        Y        Y              Y             Y            Y
Foreign currencies                                                                  Y              Y             Y            Y
Forward currency contracts                        Y                                 Y              Y             Y            Y
Borrowing money                        Y          Y             Y          Y        Y              Y             Y            Y
Lending portfolio securities           Y          Y             Y          Y        Y              Y             Y            Y
Investment of securities lending       Y          Y             Y          Y        Y
collateral
Short sales                                                                                        Y             Y            Y
Participation Interests
Swap Agreements                                                 Y                                  Y             Y            Y
Wrap Contracts                                                  Y
Indexed securities                                              Y          Y                       Y             Y            Y
Strip Bonds
Put Bonds
Private Activity and Industrial
Development Bonds
Custodial Receipts
Nationwide Contract                                                                                Y             Y            Y
Extendable Commercial Notes                                                                        Y             Y            Y
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes

                                        Gartmore                                  Gartmore
                                        Investor      Gartmore                    Global
                                      Destinations    Investor     Gartmore      Technology    Gartmore     Gartmore
                                      Moderately    Destinations  Millennium       and        Emerging  International   Gartmore
TYPE OF INVESTMENT OR TECHNIQUE       Conservative  Conservative    Growth     Communications  markets      Growth      Convertible
Mortgage-backed securities                  Y             Y                                        Y            Y
Stripped mortgage securities
Collateralized mortgage obligations         Y             Y
Mortgage dollar rolls                       Y             Y
Asset-backed securities                     Y             Y            Y
Bank and/or Savings and Loan                Y             Y            Y             Y             Y            Y           Y
obligations
Repurchase agreements                       Y             Y            Y             Y             Y            Y           Y
Derivatives                                 Y             Y            Y             Y             Y            Y           Y
Reverse repurchase agreements                                          Y             Y             Y            Y           Y
Warrants                                                               Y             Y             Y            Y           Y
Futures                                     Y             Y            Y             Y             Y            Y           Y
Options                                     Y             Y            Y             Y             Y            Y           Y
Foreign currencies                          Y             Y                          Y             Y            Y
Forward currency contracts                  Y             Y            Y             Y             Y            Y
Borrowing money                             Y             Y            Y             Y             Y            Y           Y
Lending portfolio securities                Y             Y            Y             Y             Y            Y           Y
Investment of securities lending                                       Y             Y             Y            Y
collateral
Short sales                                 Y             Y            Y             Y             Y            Y           Y
Participation Interests
Swap Agreements                             Y             Y
Wrap Contracts
Indexed securities                          Y             Y
Strip Bonds
Put Bonds
Private Activity and Industrial
Development Bonds
Custodial Receipts
Nationwide Contract                         Y             Y
Extendable Commercial Notes                 Y             Y
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes


                                                    Gartmore            Gartmore  Gartmore  Gartmore
                               Gartmore   Gartmore    Small                U.S.     Asia     Global    Gartmores   Gartmore
    TYPE OF INVESTMENT OR      Worldwide  European    Cap     Gartmore   Growth   Pacific   Financial    Global   Nationwide
          TECHNIQUE            Leaders    Leaders    Growth     OTC     Leaders   Leaders    Services  Utilities   Leaders
-----------------------------  ---------  --------  --------  --------  --------  --------  ---------  ---------  ----------
Mortgage-backed securities                                                 Y
Stripped mortgage securities
Collateralized mortgage
  obligations
Mortgage dollar rolls
Asset-backed securities                                Y                   Y
Bank and/or Savings and Loan       Y         Y         Y         Y         Y          Y         Y          Y          Y
  obligations
Repurchase agreements              Y         Y         Y         Y         Y          Y         Y          Y          Y
Derivatives                        Y         Y         Y         Y         Y          Y         Y          Y          Y
Reverse repurchase agreements      Y         Y         Y         Y         Y          Y         Y          Y          Y
Warrants                           Y         Y         Y         Y         Y          Y         Y          Y          Y
Futures                            Y         Y         Y         Y         Y          Y         Y          Y          Y
Options                            Y         Y         Y         Y         Y          Y         Y          Y          Y
Foreign currencies                 Y         Y                   Y         Y          Y         Y          Y
Forward currency contracts         Y         Y                   Y         Y          Y         Y          Y
Borrowing money                    Y         Y         Y         Y         Y          Y         Y          Y          Y
Lending portfolio securities       Y         Y         Y         Y         Y          Y         Y          Y          Y
Short sales                        Y         Y         Y                              Y         Y          Y
Participation Interests
Swap Agreements                                                  Y         Y
Wrap Contracts
  Indexed securities                                                       Y                                          Y
Strip Bonds
Put Bonds
Private Activity and
Industrial Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes

                                                    Gartmore
                               Gartmore  Gartmore     U.S.       Gartmore
                                Micro      Mid      Growth      Nationwide
    TYPE OF INVESTMENT OR        Cap       Cap      Leaders     Principal
          TECHNIQUE             Equity    Growth   Long-Short   Protected*
-----------------------------  --------  --------  ----------   ----------
Mortgage-backed securities                                          G
Stripped mortgage securities
Collateralized mortgage                                             G
  obligations
Mortgage dollar rolls
Asset-backed securities                                             A
Bank and/or Savings and Loan       Y         Y         Y            A
  obligations
Repurchase agreements              Y         Y         Y            A
Derivatives                        Y         Y         Y            A
Reverse repurchase agreements      Y         Y         Y          G, PG
Warrants                           Y         Y                    G, PG
Futures                            Y         Y         Y          G, PG
Options                            Y         Y         Y          G, PG
Foreign currencies                           Y
Forward currency contracts                   Y
Borrowing money                    Y         Y         Y            A
Lending portfolio securities       Y         Y         Y          G, PG
Short sales                        Y         Y         Y
Participation Interests
Swap Agreements                                        Y
Wrap Contracts
  Indexed securities               Y         Y         Y            PG
  Strip Bonds                                                       G, PG
Put Bonds
Private Activity and
Industrial Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes

                                                                Gartmore
                                                    Gartmore    Actively    Gartmore
                                                    Actively     Managed    Actively
                                                     Managed   Moderately    Managed                  Gartmore
                                                   Aggressive  Aggressive   Moderate     Gartmore      Global
                                                      Asset       Asset       Asset        China       Natural
                                                   Allocation  Allocation  Allocation  Opportunities  Resources
     TYPE OF INVESTMENT OR TECHNIQUE                  Fund        Fund        Fund         Fund         Fund
---------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                              Y           Y          Y                          Y

Stripped mortgage securities                            Y           Y          Y

Collateralized mortgage obligations                     Y           Y          Y

Mortgage dollar rolls                                   Y           Y          Y

Asset-backed securities                                 Y           Y          Y                          Y

Bank and/or Savings and Loan obligations                Y           Y          Y             Y            Y

Repurchase agreements                                   Y           Y          Y             Y            Y

Derivatives                                             Y           Y          Y             Y            Y

Reverse repurchase agreements                           Y           Y          Y             Y            Y

Warrants                                                Y           Y          Y             Y            Y

Futures                                                 Y           Y          Y             Y            Y

Options                                                 Y           Y          Y             Y            Y

Foreign currencies                                      Y           Y          Y             Y            Y

Forward currency contracts                              Y           Y          Y             Y            Y

Borrowing money                                         Y           Y          Y             Y            Y

Lending portfolio securities                            Y           Y          Y             Y            Y

Investment of securities lending collateral             Y           Y          Y             Y            Y

Short sales                                             Y           Y          Y             Y            Y

Participation Interests

Swap Agreements                                         Y           Y          Y                          Y

Wrap Contracts

Indexed securities                                      Y           Y          Y             Y            Y

Strip Bonds

Put Bonds

Private Activity and Industrial Development Bonds

Custodial Receipts

Nationwide Contract

Extendable Commercial Notes                             Y           Y          Y                          Y

Standby Commitment Agreements

Municipal Securities

Equity Linked Notes                                                                          Y

* The Gartmore Nationwide Principal Protected Fund has an Offering Period, a Guarantee Period, and a Post Guarantee Period and may not invest in all of these investments during each period. For example, during the Offering Period, fund assets will be invested primarily in cash and money market obligations. During the Guarantee Period, the Fund may not be permitted by the terms of the Capital Protection Agreement (as described in the Fund's prospectus) to invest in all the securities and utilize all the techniques described below and in the Fund's prospectus. Therefore, the permissible securities that the Fund may invest in during each period are identified as follows:

         O = Offering Period
         G = Guarantee Period
         PG = Post Guarantee Period
         A = All Periods

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

         The Gartmore Small Cap Index Fund, Gartmore S&P 500 Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore International Index Fund and Gartmore Bond Index Fund will be referred to herein, collectively, as the "Index Funds."

         S&P 500 Index Fund. The investment objective of the S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

         Small Cap Index Fund. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         Mid Cap Market Index Fund. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         Bond Index Fund. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         International Index Fund. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         About Indexing. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, S&P 500 Index Fund, and fixed-income securities in the case of the Bond Index Fund).

         Because each Index Fund seeks to replicate the total return of its respective index, Fund Asset Management, L.P. (FAM), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, FAM judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         FAM may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, FAM generally will not attempt to judge the merits of any particular security as an investment.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE FUNDS OF FUNDS

         Each of the Investor Destinations Funds and the Asset Allocation Funds is a "fund of funds," which means that each such Fund invests primarily in other mutual funds. The Prospectuses for the Funds of Funds discuss the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the "Underlying Funds") in which each Fund of Funds may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund of Funds allocates its assets among the different Underlying Funds, and each of the Investor Destinations Funds - except for the Investor Destinations Aggressive Fund currently - invests in the Nationwide contract (described in more detail below). Periodically, each Fund of Funds will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there are not expected to be large, sudden changes in a Fund of Funds' asset allocation.

         The following is a list of the mutual funds that are part of the Trust (the "Gartmore Mutual Funds") in which the Funds of Funds may currently invest. This list may be updated from time to time and may be supplemented with funds that are not part of the Trust. Each of the Underlying Funds listed below is described in this SAI and their respective Prospectuses.

         INVESTOR DESTINATIONS FUNDS                         ASSET ALLOCATION FUNDS
-------------------------------------------     --------------------------------------------------
-      Gartmore International Index Fund        -     Gartmore Nationwide Fund
-      Gartmore Small Cap Index Fund            -     Gartmore Growth Fund
-      Gartmore Mid Cap Market Index Fund       -     Gartmore U.S. Growth Leaders Fund
-      Gartmore Bond Index Fund                 -     Gartmore Nationwide Leaders Fund
-      Gartmore S&P 500 Index Fund              -     Gartmore Focus Fund
-      Gartmore Morley Enhanced Income Fund     -     Gartmore Mid Cap Growth Fund
-      Gartmore Money Market Fund               -     Gartmore Small Cap Fund
                                                -     Gartmore Small Cap Growth Fund
                                                -     Gartmore Value Opportunities Fund
                                                -     Gartmore International Growth Fund
                                                -     Gartmore Emerging Markets Fund
                                                -     Gartmore Worldwide Leaders Fund
                                                -     Gartmore Bond Fund
                                                -     Gartmore Government Bond Fund
                                                -     Gartmore Convertible Fund
                                                -     Gartmore High Yield Bond Fund
                                                -     Gartmore Money Enhanced Income Fund
                                                -     Gartmore Money Market Fund

                                                -     Gartmore Micro Cap Equity Fund
                                                -     Gartmore Global Natural Resources Fund
                                                -     Gartmore U.S. Growth Leaders Long-Short Fund

INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

         Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and
(iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

         Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

- U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-        The Federal Housing Administration and the Farmers Home Administration;

- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

- the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPs are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

         Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities are pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collaterized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

         In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

         A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Put Bonds. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund's adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

         Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes. The Gartmore Tax-Free Income Fund will invest primarily in municipal securities. In addition, the Gartmore Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

         Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Gartmore Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Gartmore Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

         Custodial Receipts. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S.

government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

MONEY MARKET INSTRUMENTS

         Money market instruments may include the following types of instruments:

         -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         -- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

         -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         -- repurchase agreements;

         -- bank or savings and loan obligations;

         -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         -- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

         -- high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser.

         -- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Gartmore Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.

         -- unrated short term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.

EXTENDABLE COMMERCIAL NOTES

         The Gartmore Money Market Fund may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

         The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

WRAP CONTRACTS

         The Gartmore Morley Capital Accumulation Fund enters into wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share. Although the Gartmore Morley Enhanced Income Fund is also permitted to cover certain assets of the Fund with wrap contracts in order to reduce the volatility of the Fund's NAV, it does not currently intend to do so. A wrap contract is a contract between a Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, a Fund expects to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus interest on the assets accrued at the crediting rate specified under the wrap contract) wrap contracts will be assets of a Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of a Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of a Fund.

         A Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Funds. Wrap contracts obligate wrap providers to make certain payments to the Funds in exchange for payment of premiums. With respect to the Gartmore Morley Capital Accumulation Fund, payments made by wrap providers as provided by wrap contracts are intended to enable the Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. The wrap contracts currently entered into for the Gartmore Morley Capital Accumulation Fund will not pay the Fund at all unless all assets have been sold to fund redemption of shares. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. A typical wrap contract provides for adjustment of the crediting rate under various circumstances, such as if there is a default on any of the Fund's assets covered by the wrap contract or as the difference between the market value and the book value of the covered assets otherwise varies. The crediting rate may also change due to increases and decreases in the amount of covered assets attributable to purchases or certain redemptions of Fund shares. The impact of these circumstances depends on whether the market value of the covered assets is higher or lower than the assets' book value. The crediting rate under a wrap contract will not fall below zero.

         If the market value of covered assets is higher than their book value, the crediting rate will ordinarily be higher than the yield on the covered assets. In this situation, cash from purchases of Fund shares will tend to lower the crediting rate and, thus, the Fund's return; conversely, redemptions of Fund shares will tend to increase the crediting rate and the Fund's return. If the market value of covered assets is lower than their book value, the crediting rate will ordinarily be lower than the yield on the covered assets. In this situation, cash from purchases of Fund shares will tend to increase crediting rate and the Fund's return; conversely, redemptions of Fund shares will tend to decrease the crediting rate and the Fund's return. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

         The Gartmore Morley Capital Accumulation Fund will normally hold one to three percent of its assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Fund to liquidate all of its assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. The wrap providers currently are only required to make such payments if the Fund has liquidated its assets and their market value is less than their book value. However, if the market value of assets being liquidated exceeds the corresponding book value, a Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after a Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

         Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Fund will be consistent with its investment objectives and policies as set forth in the Prospectus and this SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if a Fund changes its investment objectives, policies and restrictions as set forth in the Prospectus and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, a Fund may not be able successfully to replace contract coverage with another provider.

         Wrap contracts may mature on specified dates and may be terminable upon notice by the Funds or in the event of a default by either the Funds or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Funds or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2004, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2007. In addition, during the conversion period, the Funds may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

         Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by a Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

         As described above, the Gartmore Morley Capital Accumulation Fund intends to utilize wrap contacts in order to maintain a stable net asset value of $10.00. However, in order to satisfy tax requirements that the Fund distribute substantially all of its investment company taxable income, the Fund may be required to pay out an additional annual distribution of any excess amounts of taxable income not previously distributed in dividends. If such an annual distribution is required, the Board of Trustees may act to try to maintain a stable net asset value by declaring a reverse split of the Fund's shares. The reverse split will be in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of the distribution, to remain the same as before the distribution was paid and will not affect the total value of the shareholder's shares.

         Risks Associated with Wrap Contracts. The Gartmore Morley Capital Accumulation Fund expects wrap contracts to enable it to maintain the price of each class of the Fund's shares at $10.00 per share. However, there are certain risks associated with the use of wrap contracts that could impair a Fund's ability to achieve this objective.

         The Fund's wrap contracts typically will cause the Fund's yield to rise and fall more slowly when interest rates change than the yield of a conventional bond or money market fund, so the Fund's yield may not reflect current market rates. Also, purchases and redemptions by Fund shareholders may increase or decrease the "crediting rate," the rate of return on the portion of the Fund covered by wrap contracts, which may increase or decrease the Fund's yield. Under extreme circumstances, the crediting rate, and thus the Fund's yield, could be reduced to zero for an extended period. Because of these adjustments to the crediting rate, a Fund shareholder may realize more or less than the actual investment return on the Fund's covered assets. Under certain circumstances the Fund may be obligated under the wrap contracts to maintain a high percentage of its assets in short-term investments or cash, which would result in reduced income for the Fund.

         The Fund also may not be able to maintain a stable net asset value if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrap contracts as the difference between the market value of the Fund's covered assets and their book value. The Securities and Exchange Commission ("SEC") has inquired into the valuation methodology utilized for the wrap agreements by the Fund and other stable value funds in the industry. As of the date of the prospectus, the SEC has rendered no definitive conclusions regarding the valuation of the wrap contracts. Therefore, these contracts continue to be valued under the procedures approved by the Board of Trustees. If, however, the SEC determines that the valuation methodology currently utilized is no longer an acceptable practice, the fair value of the wrap contracts would be different and there may be an increase or decrease in the Fund's net asset value.

         If a wrap contract matures or terminates, a Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its respective NAVs accordingly. Likewise, if the market value of the covered assets is greater than their book value, a Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Funds may be negatively affected.

         The Trust's Board of Trustees has established policies and procedures for the Gartmore Morley Capital Accumulation Fund governing valuation of these instruments which it believes in good faith accurately reflect the value of the Fund's wrap contracts and will establish similar procedures for the Gartmore Morley Enhanced Income Fund, if that Fund desires to enter into a specific wrap contract. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations a Fund may experience variability in its NAV per share.

         Wrap contracts do not protect the Funds from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event a Fund may experience a decrease in NAV.

         Because the Gartmore Morley Enhanced Income Fund's current wrap providers will only make a payment to the Fund after all of the Fund's assets have been liquidated, the Fund may have to liquidate and move to and operations in order to maintain its stable net asset value. This could particularly occur if the Fund experiences large redemptions.

         Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Funds may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of a Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE AGREEMENTS

         In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

         Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

         These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period if the security is not ultimately issued.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

         Investment of Securities Lending Collateral. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or provides for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

         Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

         Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Equity Linked Notes. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of a Fund's investment objective and strategies.

         The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

         Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund's adviser or subadviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

         As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

FOREIGN COMMERCIAL PAPER

         A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

REAL ESTATE INVESTMENT TRUSTS

         Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

         Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" below.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

         Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         A Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Fund may not invest more than 15% (10% for the Gartmore Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

         A Fund may borrow money from banks, limited by SEC rules to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes.

         Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

         Leverage. The use of leverage by an Index Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the applicable Fund's subadviers from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

         A Fund at times may borrow from affiliates of FAM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

DERIVATIVE INSTRUMENTS

         A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward currency contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.

The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

         Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description Of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."

         Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

         To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

         SPDRs and other Exchange Traded Funds. A Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

         ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

         Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

         Each of the Investor Destinations Funds (except the Gartmore Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the relatively stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

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

ADDITIONAL INFORMATION CONCERNING THE INDICES

         Russell 2000 Index. The Gartmore Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Gartmore Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

         Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

         Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

         EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

         The Gartmore International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Gartmore International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Gartmore International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the Gartmore International Index Fund or the owners of shares of the Gartmore International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Gartmore International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the Gartmore International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Gartmore International Index Fund in connection with the administration, marketing or trading of the Gartmore International Index Fund.

         Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

         S&P 500 Index and S&P 400 Index. The Trust, on behalf of the Gartmore S&P 500 Index Fund and Gartmore MidCap Market Index Fund, has entered into a licensing agreement which authorizes the Funds to use the trademarks of the McGraw-Hill Companies, Inc.

         Standard & Poor's 500(R), S&P 500(R), S&P(R), 500(R), Standard & Poor's MidCap 400(R), S&P MidCap 400(R), and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The Gartmore S&P 500 Index Fund and the Gartmore MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

CAPITAL PROTECTION AGREEMENT (FOR THE GARTMORE NATIONWIDE PRINCIPAL PROTECTED
FUND)

         The Gartmore Nationwide Principal Protected Fund has entered into a Capital Protection Agreement with AIG Financial Products Corp. (the "Capital Protection Provider"), in order to help ensure that the Fund will be able to redeem any shareholder's account on the Guarantee Maturity Date at no less than the Guaranteed Amount. The Guaranteed Amount is the initial value of the investor's account at the beginning of the Guarantee Period. The Guaranteed Amount may be reduced under some circumstances described below. An investor's initial purchase amount will also be decreased by any initial sales charges paid to determine the investor's Guaranteed Amount. To receive the full Guaranteed Amount at the end of the Guarantee Period, an investor must automatically reinvest all dividends and distributions received from the Fund and redeem no shares. In addition to reductions in the Guaranteed

Amount caused by redemptions or taking your dividends or distributions in cash, an investor's Guaranteed Amount may be reduced by:

         - any extraordinary expenses incurred by the Fund that are not covered by the Capital Protection Agreement (including, for example, legal fees or other costs of litigating a claim brought against the Fund); and

         - any reduction in the Fund's net assets because the Fund, Gartmore Mutual Fund Capital Trust (GMF) (the Fund's investment adviser) or its other service providers do not perform as required under the Capital Protection Agreement.

         Although the Fund never restricts your ability to redeem your shares or to take dividends or distributions in cash instead of reinvesting them, you will be reducing or eliminating the benefit of the Capital Protection if you do so during the Guarantee Period. As a result, shareholders who redeem during the Guarantee Period will bear the cost of the Capital Protection Agreement without receiving any corresponding benefit.

         Under the Capital Protection Agreement, if the assets of the Fund do not meet certain requirements or certain other conditions occur (including noncompliance with the certain agreed upon investment parameters) prior to the Guarantee Maturity Date (each, a "Trigger Event", as further described below), a "Zero Coupon Investment Period" may begin and the Fund may be required to liquidate its assets in both the Total Return Component (primarily equity securities) and the Protection Component (primarily high quality debt securities, which may include a high proportion of zero coupon securities) other than certain zero coupon U.S. Treasury securities it then holds, and will pay the proceeds of that liquidation to the Capital Protection Provider. In exchange for those proceeds, the Capital Protection Provider will deliver to the Fund zero coupon U.S. Treasury securities with a face amount that, together with the face amount of any zero coupon U.S. Treasury securities then held by the Fund, equals at least the aggregate Guaranteed Amount. If the Fund moves into a Zero Coupon Investment Period, the Fund will be required to hold zero coupon U.S. Treasury securities to maturity except to the extent that they need to be sold to cover shareholder redemptions and Fund expenses. At the end of the Guarantee Period, the Fund will inform the Capital Protection Provider whether the Fund's net assets are sufficient to pay the aggregate Guaranteed Amounts to the remaining shareholders. If there are not sufficient assets at that time and assuming that the Fund's assets have not been reduced by causes other than fluctuations in the market value of the Fund's assets or by redemptions from the Fund, the Capital Protection Provider will then pay to the Fund an amount of cash that, together with the available cash held by the Fund, equals the aggregate Guaranteed Amount.

         While the Capital Protection Agreement will protect the Fund from any reductions in the Fund's net asset value that are attributable to fluctuations in the market value of the Fund's assets, other reductions including, without limitation, those reductions attributable to acts or omissions of the Fund, GMF or their representatives that constitute negligence, recklessness, bad faith or willful misconduct, or to failures to comply with the Fund Allocation Conditions (conditions which determine the allocation from time to time of the Fund's assets between the Total Return Component and the Protection Component) or the Investment Management Guidelines (investment guidelines that determine the separate composition of each of the Total Return Component and the Protection Component, including specifying the types of securities, as well as the countries and sectors in which the Total Return Component and the Protection Component of the Fund may invest) are not covered by the Capital Protection Agreement.

         A "Trigger Event" means that the assets of the Fund do not meet the requirements of the Capital Protection Agreement on any business day prior to the Guarantee Maturity Date or the occurrence of any of the following events at any time before the fifth business day prior to the Guarantee Maturity Date: (a) a change to the Investment Management Guidelines not approved by the Capital Protection Provider; (b) any failure by the Investment Adviser to cure a breach of the Fund Allocation Conditions after receipt of notice of such breach from the Capital Protection Provider; (c) any failure of the Fund to comply with the Investment Management Guidelines, unless such failure is cured in accordance with the Capital Protection Agreement; (d) the termination of, or the failure of expenses incurred by the Fund to be within the limits set forth in, the Expense Limitation Agreement; (e) the Fund has incurred expenses or liabilities or any person other than the Capital Protection Provider has asserted a claim through judicial proceedings such that the Fund incurred expenses or limitations not covered by the Expense Limitation Agreement in excess of 5% of the assets of the Fund; (f) an event of default where the Fund is the defaulting party or a termination event where the Fund is an affected party under the Capital Protection Agreement; (g) the Investment Adviser resigns, or the agreement with the Investment Adviser is terminated by the Board of Trustees, the Fund's shareholders or otherwise, and a successor is not acceptable to the Capital Protection Provider; (h) the Investment Adviser is no longer an affiliate of Nationwide Mutual Insurance Company; (i) the Investment Adviser breaches any obligation it has under the Capital Protection Agreement to cure a Trigger Event; (j) a breach by the Investment Adviser, the Fund or the Fund's custodian bank of the Capital Protection Agreement; (k) any amendment to the constitutive documents of the Fund, or any material change to the terms of the Fund that is adverse to the interests of the Fund or the Capital Protection Provider; or (l) any suspension of the calculation of the net asset value of the Fund or of redemptions of the Fund's, unless cured on the business day following its occurrence. Once a Trigger Event occurs and unless the condition causing the Trigger Event can be cured, the Fund may have to irreversibly invest in zero coupon U.S. Treasury securities for the remainder of the Guarantee Period and will enter into the "Zero Coupon Investment Period."

         The Trust's Board of Trustees may terminate or amend the terms of the Capital Protection Agreement at any time without shareholder approval, if the Board determines in its reasonable judgment that it is in the best interests of the Fund and its shareholders to do so. To the extent practicable, shareholders would be given at least 60 days prior written notice of any termination of the Capital Protection Agreement. In the event of such termination, the Trust's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of shareholders. In the event of the termination of the Capital Protection Agreement, the Fund would not be able to pay your Guaranteed Amount if and to the extent that the value of your account is less than your Guaranteed Amount on the Guarantee Maturity Date, unless the Fund is able to replace the Capital Protection Agreement. Replacement of the Capital Protection Agreement may entail substantial additional expense to the Fund.

         AIG FINANCIAL PRODUCTS CORP. AND AIG, INC. The Capital Protection Provider is a Delaware corporation. The Capital Protection Provider and its subsidiaries conduct, primarily as principal, a financial derivative products business. The Capital Protection Provider also enters into investment contracts and other structured transactions, and invests in a diversified portfolio of securities. In the course of conducting its business, the Capital Protection Provider also engages in a variety of other related transactions. AIG, Inc.
(AIG), the Capital Protection Provider's parent, is also organized as a Delaware corporation. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG has unconditionally guaranteed the payment obligations of the Capital Protection Provider arising under the Capital Protection Agreement.

         Since the Capital Protection Provider's payment obligations under the Capital Protection Agreement are guaranteed by AIG, its parent, a shareholder's ability to receive the Guaranteed Amount may depend on the financial condition of the Capital Protection Provider and AIG and their ability to meet their obligations to the Fund. If the Capital Protection Provider and AIG become insolvent or their credit deteriorates substantially, the Capital Protection Provider and AIG may not be able to perform as required by the Capital Protection Agreement and the related guarantee. In such event, the Fund could take a variety of actions, including replacing the Capital Protection Agreement. In such circumstances, shareholders could suffer a loss of principal. During the Post-Guarantee Period, an investment in the Fund will no longer receive the benefit of the Capital Protection Agreement.

         The following is incorporated by reference herein:

         - AIG's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2001;

         - AIG's unaudited financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002;

         - AIG's current report on Form 8-K dated and filed February 13, 2003;
         and

         - to the extent filed with the Commission prior to the end of the Fund's Offering Period, AIG's audited financial statements included in any Annual Report of AIG on Form 10-K and AIG's unaudited financial statements included in any Quarterly Reports of AIG on Form 10-Q.

TEMPORARY INVESTMENTS

         Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Gartmore Tax-Free Income Fund), may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds' portfolio turnover rate for the years ended October 31, 2003 and 2002, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

                       FUND                               2003       2002
Gartmore Emerging Markets Fund(1)                        146.04%     57.86%
Gartmore Global Health Sciences Fund(2)                  570.16%    893.80%
Gartmore Global Technology and Communications Fund(3)   1136.72%    944.01%
Gartmore International Growth Fund(4)                    304.72%    226.70%
Gartmore Long-Short Equity Plus Fund(5)                  126.69%       425%(6)
Gartmore Micro Cap Equity Fund(7)                        104.50%     56.08%
Gartmore Millennium Growth Fund(8)                       365.45%    432.60%
Gartmore Nationwide Fund(9)                              120.02%     25.51%
Gartmore Nationwide Leaders Fund(10)                     196.86%     60.54%
Gartmore US Growth Leaders Fund(11)                      637.45%    773.95%
Gartmore Worldwide Leaders Fund(12)                      689.06%    467.35%

---------------------

1. The Emerging Markets Fund's portfolio turnover rate increased because the portfolio managers reacted to improved market conditions by selling some securities that had either reached their target prices or selling securities so that the Fund could purchase other securities that the portfolio managers believed had higher growth potential. In addition, there was a higher level of purchases into the Fund in 2003.

2. The portfolio manager for the Gartmore Global Health Sciences Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

3. The portfolio manager for the Gartmore Global Technology and Communications Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations

4. The Gartmore International Growth Fund's portfolio turnover rate increased because the portfolio managers reacted to improved market conditions by selling some securities that had either reached their target prices or selling securities so that the Fund could purchase other securities that the portfolio managers believed had higher growth potential. In addition, there was a higher level of shareholder activity in the Fund in 2003.

5. The 2003 number for the Gartmore Long-Short Equity Plus Fund only represents the portfolio turnover during the period from July 1, 2003 through October 31, 2003, because the Fund changed its fiscal year. It is expected that the portfolio turnover will be higher when a full fiscal year is represented.

6. The portfolio turnover for 2002 represents the year ended June 30, 2003, the Gartmore Long-Short Equity Plus Fund's prior fiscal year. The Fund's portfolio turnover of its fiscal year ended June 30, 2002 was 424%.

7. The Gartmore Micro Cap Equity Fund's portfolio turnover significantly increased in 2003 as a result of a considerable increase in purchases into the Fund..

8. Because the portfolio manager for the Gartmore Millennium Growth Fund is not limited by portfolio turnover in his management style, the Fund's portfolio turnover will fluctuate based on particular market conditions.

9. Market conditions in 2003 required more decisive changes in the Gartmore Nationwide Fund's sector weights that led to increased portfolio turnover. More disciplined rebalancing of assets also generated higher portfolio turnover.

10. In 2003, there had been a change in the portfolio manager for the Gartmore Nationwide Leaders Fund. In addition, market conditions in 2003 required more changes in the Fund's sector weights that led to increased portfolio turnover.

11. Because the Gartmore US Growth Leaders Fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a large impact on the portfolio turnover rate. The Fund's portfolio rate is also due to several factors including the Fund's relatively small asset size and higher levels of shareholder activity.

12. Because the subadviser for the Gartmore Worldwide Leader's Fund is not limited by portfolio turnover in its management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions.

                             INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

         Each of the Funds:

- May not (EXCEPT THE GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE ASIA PACIFIC LEADERS FUND, GARTMORE EUROPEAN LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE NATIONWIDE LEADERS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE WORLDWIDE LEADERS FUND, THE INDEX FUNDS, THE FUNDS OF FUNDS AND GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Gartmore Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

- May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS [EXCEPT THE GARTMORE S&P 500 INDEX FUND], GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Gartmore Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

- May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE GARTMORE S&P 500 INDEX FUND:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

THE INDEX FUNDS (EXCEPT THE GARTMORE S&P 500 INDEX FUND) AND THE INVESTOR DESTINATIONS FUNDS:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE ASSET ALLOCATION FUNDS:

- May not invest more than 25% of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND AND GARTMORE MORLEY ENHANCED INCOME FUND:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

CONCENTRATION POLICIES. EACH OF THE FOLLOWING FUNDS HAS A POLICY REGARDING CONCENTRATING ITS INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME OR RELATED INDUSTRIES AS DESCRIBED BELOW:

THE GARTMORE U.S. GROWTH LEADERS FUND:*

- Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE GARTMORE GLOBAL FINANCIAL SERVICES FUND:*

- Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE GARTMORE GLOBAL UTILITIES FUND:*

- Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE GARTMORE GLOBAL HEALTH SCIENCES FUND:*

- Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND:

- Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

THE GARTMORE GLOBAL NATURAL RESOURCES FUND:

- Will investment more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

         * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

- Sell securities short (except for the Gartmore Long-Short Equity Plus Fund, Gartmore Millennium Growth Fund, Gartmore High Yield Bond Fund and Gartmore U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Gartmore U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Gartmore Money Market Fund) of its net assets would be invested in securities that are illiquid.

- Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Gartmore U.S. Growth Leaders Long-Short Fund) in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

EACH FUND, EXCEPT THE INDEX FUNDS AND THE FUNDS OF FUNDS, MAY NOT:

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

         In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION [TO BE UPDATED BY BISYS]

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

    (1)                       (2)           (3)                   (4)                    (5)               (6)
------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                     NUMBER OF
                                        OFFICE WITH                                 PORTFOLIOS IN
                          POSITION(S)     TRUST -                                   FUND COMPLEX
 NAME, ADDRESS,            HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
   AND AGE                    FUND      TIME SERVED*      DURING PAST 5 YEARS          TRUSTEE       HELD BY TRUSTEE**
------------------------------------------------------------------------------------------------------------------------
Charles E. Allen            Trustee        Since     Mr. Allen is Chairman, Chief        84                None
                                         July 2000   Executive Officer and
c/o Gartmore Global                                  President of Graimark Realty
Investments, Inc.                                    Advisors, Inc. (real estate
1200 River Road,                                     development, investment and
Suite 1000,                                          asset management).
Conshohocken, PA 19428

Age 56

    (1)                       (2)           (3)                   (4)                    (5)               (6)
------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                     NUMBER OF
                                        OFFICE WITH                                 PORTFOLIOS IN
                          POSITION(S)     TRUST -                                   FUND COMPLEX
 NAME, ADDRESS,            HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
   AND AGE                    FUND      TIME SERVED*      DURING PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE**
------------------------------------------------------------------------------------------------------------------------
Michael J. Baresich         Trustee        Since     Mr. Baresich has been Chief         84                None
                                         March 2004  Executive Officer and
c/o Gartmore Global                                  Director of Cokinetic Systems
Investments, Inc.                                    Corp. (software company)
1200 River Road,                                     since 2001.  From 1999 to
Suite 1000,                                          2001, he was a Managing
Conshohocken, PA  19428                              Director of Deutsche Bank and
                                                     from 1985 to 1999 he was a
Age 50                                               Managing Director of Bankers
                                                     Trust.

Paula H.J. Cholmondeley     Trustee        Since     Ms. Cholmondeley was Vice           84                None
                                         July 2000   President and General Manager
c/o Gartmore Global                                  of Specialty Products at
Investments, Inc.                                    Sappi Fine Paper North
1200 River Road,                                     America (1998 - 2003), and,
Suite 1000,                                          held various positions with
Conshohocken, PA 19428                               Owens Corning, including Vice
                                                     President and General Manager
                                                     of the Residential Insulation
Age 56                                               Division (1997 to 1998).


C. Brent DeVore             Trustee      Since 1990  Dr. DeVore is President of          84                None
                                                     Otterbein College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

Age 63

Robert M. Duncan            Trustee        Since     Since 1999, Mr. Duncan has          84                None
                                         April 1987  worked as an arbitration and
c/o Gartmore Global                                  mediation consultant.  From
Investments, Inc.                                    1996 to 1999, he was
1200 River Road,                                     Commissioner of the Ohio
Suite 1000,                                          Elections Commission.
Conshohocken, PA 19428

Age 76

Barbara L. Hennigar         Trustee        Since     Retired; Ms. Hennigar is the        84                None
                                         July 2000   former Chairman of
c/o Gartmore Global                                  OppenheimerFunds Services and
Investments, Inc.                                    Shareholder Services Inc. Ms.
1200 River Road,                                     Hennigar held this

    (1)                       (2)           (3)                   (4)                    (5)               (6)
------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                     NUMBER OF
                                        OFFICE WITH                                 PORTFOLIOS IN
                          POSITION(S)     TRUST -                                   FUND COMPLEX
 NAME, ADDRESS,            HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
   AND AGE                    FUND      TIME SERVED*      DURING PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE**
------------------------------------------------------------------------------------------------------------------------
Suite 1000,                                          position from October 1999 to
Conshohocken, PA 19428                               June, 2000. Prior to that,
                                                     she served as President and
                                                     Chief Executive Officer of
Age 68                                               OppenheimerFunds Services.

Thomas J. Kerr, IV          Trustee       Since      Dr. Kerr is President               84                None
                                         October     Emeritus of Kendall College.
c/o Gartmore Global                       1971
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

Age 70

Douglas F. Kridler          Trustee        Since     Mr. Kridler is the President        84                None
                                         September   and Chief Executive Officer
c/o Gartmore Global                        1997      of the Columbus Foundation,
Investments, Inc.                                    Columbus, OH based (a
1200 River Road,                                     foundation which manages over
Suite 1000,                                          1,000 individual endowment
Conshohocken, PA 19428                               funds). Prior to January 31,
                                                     2002, Mr. Kridler was the
Age 48                                               President of the Columbus
                                                     Association for the
                                                     Performing Arts and Chairman
                                                     of the Greater Columbus
                                                     Convention and Visitors
                                                     Bureau.

David C. Wetmore            Trustee        Since     Mr. Wetmore was the Managing        84                None
                                            1995     Director of Updata Capital,
c/o Gartmore Global                                  Inc., a venture capital firm.
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

Age 55

* Information provided may include time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust). The term of office length is until a director resigns or reaches a mandatory retirement age of
     70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS [TO BE UPDATED BY BISYS]

      (1)                      (2)           (3)                          (4)                  (5)               (6)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                           TERM OF                                          PORTFOLIOS IN
                            POSITION(S)    OFFICE -                                          FUND COMPLEX
 NAME, ADDRESS,             HELD WITH     LENGTH OF             PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
   AND AGE                    FUND       TIME SERVED (1)           DURING PAST 5 YEARS         TRUSTEE        HELD BY TRUSTEE(2)
-----------------------------------------------------------------------------------------------------------------------------
Paul J. Hondros             Trustee and    Since            Mr. Hondros is President and         84(3)               None
                             Chairman    July 2000          Chief Executive Officer of
Gartmore Global                                             Gartmore Distribution
Investments, Inc.                                           Services, Inc.*, Gartmore
1200 River Road,                                            Investor Services, Inc.*,
Suite 1000,                                                 Gartmore Morley Capital
Conshohocken, PA 19428                                      Management, Inc.*, Gartmore
                                                            Morley Financial Services,
Age 55                                                      Inc.,* NorthPointe Capital,
                                                            LLC*,  GGAMT*, GGI*, GMF*,and
                                                            GSA* and a Director of
                                                            Nationwide Securities, Inc.*
                                                            as well as several entities
                                                            within Nationwide Financial
                                                            Services, Inc. Prior to that,
                                                            Mr. Hondros served as
                                                            President and Chief Operations
                                                            Officer of Pilgrim Baxter and
                                                            Associates, Ltd., an
                                                            investment management firm,
                                                            and its affiliated fixed
                                                            income investment management
                                                            arm, Pilgrim Baxter Value
                                                            Investors, Inc. and as
                                                            Executive Vice President to
                                                            the PBHG Funds, PBHG Insurance
                                                            Series Funds and PBHG Adviser
                                                            Funds.

Arden L. Shisler              Trustee     February          Mr. Shisler is President and         84                None
                                            2000            Chief Executive Officer of K&B
c/o Gartmore Global                                         Transport, Inc., a trucking
Investments, Inc.                                           firm, Chairman of the Board
1200 River Road,                                            for Nationwide Mutual
Suite 1000,                                                 Insurance Company* and a
Conshohocken, PA 19428                                      Director of Nationwide
                                                            Financial Services, Inc.*
Age 62

      (1)                      (2)           (3)                          (4)                  (5)               (6)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                           TERM OF                                          PORTFOLIOS IN
                            POSITION(S)    OFFICE -                                          FUND COMPLEX
 NAME, ADDRESS,             HELD WITH     LENGTH OF             PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
   AND AGE                    FUND       TIME SERVED (1)           DURING PAST 5 YEARS         TRUSTEE        HELD BY TRUSTEE(2)
-----------------------------------------------------------------------------------------------------------------------------
Gerald J. Holland            Treasurer     Since            Mr. Holland is Senior Vice           84                None
                                         March 2001         President - Operations for
Gartmore Global                                             GGI*, GMF* and GSA.*  He was
Investments, Inc.                                           Assistant Treasurer to the
1200 River Road,                                            Funds. Prior to July 2000, he
Conshohocken, PA 19428                                      was Vice President for First
                                                            Data Investor Services, an
Age 52                                                      investment company service
                                                            provider.

Eric E. Miller               Secretary      Since           Mr. Miller is Senior Vice            84                None
                                           December         President, Chief Counsel for
Gartmore Global                              2002           GGI,* GMF,* and GSA*. Prior to
Investments, Inc.                                           August 2002, he was a Partner
1200 River Road                                             with Stradley Ronon Stevens &
Conshohocken, PA 19428                                      Young, LLP.

Age 50

(1) This position is held with an affiliated person or principal underwriter of the Funds.

(2) Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3) Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA*.

* This position is held with an affiliated person or principal underwriter of the Funds.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Pricing and Valuation, Nominating and Board Governance, and Performance.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; and (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; and (f) meet and consider the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met five times during the past fiscal year and consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairman) and Mr. Wetmore.

         The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met four times during the past fiscal year and currently consists of the following Trustees:
Mr. Baresich, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. Shisler.

         The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met six times during the past fiscal year and consists of the following Trustees: Dr. DeVore, Mr. Duncan and Dr. Kerr (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee is currently developing procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP OF SHARES OF GARTMORE MUTUAL FUNDS AS OF DECEMBER 31, 2003

       All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

         (1)                                (2)                                              (3)
------------------------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                                                        SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY SECURITIES AND/OR        OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
   NAME OF TRUSTEE                  SHARES IN THE FUNDS                                   COMPANIES
------------------------------------------------------------------------------------------------------------------------
Charles E. Allen                       $1 - $10,000                                     $1 - $10,000
Michael J. Baresich*                        $0                                               $0
Paula H.J.                             $1 - $10,000                                     $1 - $10,000
Cholmondeley
C. Brent DeVore                        OVER $100,000                                    OVER $100,000
Robert M. Duncan                       OVER $100,000                                    OVER $100,000
Barbara L. Hennigar                    $1 - $10,000                                     $1 - $10,000
Thomas J. Kerr, IV                     OVER $100,000                                    OVER $100,000
Douglas F. Kridler                   $10,001 - $50,000                                $10,001 - $50,000
David C. Wetmore                       OVER $100,000                                    OVER $100,000
Paul J. Hondros                        OVER $100,000                                    OVER $100,000
Arden L. Shisler                    $50,001 - $100,000                                  OVER $100,000

* Mr. Baresich became a Trustee of the Trust in March 2004.

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2003

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

         (1)                  (2)                (3)                 (4)                (5)                 (6)
-------------------------------------------------------------------------------------------------------------------------
                      NAME OF OWNERS AND
                       RELATIONSHIPS TO                       TITLE OF CLASS OF       VALUE OF
   NAME OF TRUSTEE          TRUSTEE        NAME OF COMPANY        SECURITY           SECURITIES      PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------------------
Charles E. Allen              N/A                N/A                 N/A                NONE                N/A
Michael J. Baresich           N/A                N/A                 N/A                NONE                N/A
Paula H.J.                    N/A                N/A                 N/A                NONE                N/A
Cholmondeley
C. Brent DeVore               N/A                N/A                 N/A                NONE                N/A
Robert M. Duncan              N/A                N/A                 N/A                NONE                N/A

         (1)                  (2)                (3)                 (4)                (5)                 (6)
-------------------------------------------------------------------------------------------------------------------------
                      NAME OF OWNERS AND
                       RELATIONSHIPS TO                       TITLE OF CLASS OF       VALUE OF
   NAME OF TRUSTEE          TRUSTEE        NAME OF COMPANY        SECURITY           SECURITIES      PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar           N/A                N/A                 N/A                NONE                N/A
Thomas J. Kerr, IV            N/A                N/A                 N/A                NONE                N/A
Douglas F. Kridler            N/A                N/A                 N/A                NONE                N/A
David C. Wetmore              N/A                N/A                 N/A                NONE                N/A

(1) Investment Advisers include Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc.

(2) Subadvisers include Fund Asset Management, Gartmore Global Partners, INVESCO Management and Research, and NorthPointe Capital, LLC.

(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. GMF Gartmore Global Asset Management Trust ("GGAMT") and Gartmore Morley Capital Management, Inc. ("GMCM"), each, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2003. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended October 31, 2003. Trust officers receive no compensation from the Trust in their capacity as officers.

           (1)                  (2)                 (3)                 (4)                       (5)
-------------------------------------------------------------------------------------------------------------------
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON         TOTAL COMPENSATION FOR THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT                  COMPLEX*
-------------------------------------------------------------------------------------------------------------------
Charles E. Allen              $30,000                0                   0                      $61,000
Michael J. Baresich (1)            --               --                  --                           --
Paula H.J. Cholmondeley        23,375                0                   0                       47,750
C. Brent DeVore                26,375                0                   0                       53,750
Robert M. Duncan               27,625                0                   0                       56,250
Barbara L. Hennigar            32,000                0                   0                       64,000
Paul J. Hondros                     0                0                   0                            0
Thomas J. Kerr, IV             29,125                0                   0                       59,250
Douglas F. Kridler             33,000                0                   0                       67,000
Mark L. Lipson (2)             16,375                0                   0                       32,750
Arden L. Shisler               24,375                0                   0                       49,750
David C. Wetmore               30,375                0                   0                       61,750

1 Mr. Baresich was appointed as a Trustee of the Trust effective March 2004. Therefore he received no compensation for the year ended December 31, 2003.

2 Mr. Lipson was a Trustee for the Trust from March 13, 2003 until September 16, 2003, when he resigned.

* On October 31, 2003, the Fund Complex included two trusts comprised of 83 investment company funds or series.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds).

PROXY VOTING GUIDELINES

         Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

         Subject to any applicable Expense Limitation Agreements, the Trust pays the compensation of the Trustees who are not interested persons of Gartmore Global Investments, Inc., or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; wrap contract fees, premiums and expenses related to wrap contracts; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT ADVISERS

         Under the applicable Investment Advisory Agreements with the Trust, GMF manages the Funds in accordance with the policies and procedures established by the Trustees, except for the following Funds which are advised by affiliates of GMF as described below:

Funds advised by GGAMT
Gartmore Asia Pacific Leaders Fund(1)
Gartmore Emerging Markets Fund
Gartmore European Leaders Fund(1)
Gartmore Global Financial Services
Fund Gartmore Global Utilities Fund
Gartmore International Growth Fund
Gartmore OTC Fund(1)
Gartmore Worldwide Leaders Fund

------------------
(1)  These Funds have not yet commenced operations.

Funds advised by GMCM
Gartmore Morley Capital Accumulation Fund
Gartmore Morley Enhanced Income Fund

         Except as described below, the investment adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, GMF or GGAMT also provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. GMF is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however GMF does not intend to do so at this time.

The following Funds are subadvised:


Gartmore Asia Pacific Leaders Fund(1)                            Gartmore Worldwide Leaders Fund
Gartmore Emerging Markets Fund                                   Gartmore Bond Index Fund
Gartmore European Leaders Fund(1)                                Gartmore International Cap Index Fund
Gartmore Global Financial Services Fund                          Gartmore Long-Short Equity Plus Fund
Gartmore Global Utilities Fund                                   Gartmore S&P 500 Index Fund
Gartmore International Growth Fund                               Gartmore Mid Cap Market Index Fund
Gartmore Large Cap Value Fund                                    Gartmore Small Cap Index Fund
Gartmore OTC Fund(1)                                             NorthPointe Small Cap Value Fund
Gartmore Value Opportunities Fund

(1)  These Funds have not yet commenced operations.

Gartmore Mutual Fund Capital Trust

         GMF pays the compensation of the officers of the Trust employed by GMF and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by Gartmore Global Investments, Inc. and its affiliates. GMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMF pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         The Investment Advisory Agreement also specifically provides that GMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMF may render similar services to others.

         GMF, located at 1200 River Road, Conshohocken, PA 19428, is a wholly owned subsidiary of Gartmore Global Investments, Inc., a holding company which is an indirect, majority-owned subsidiary of Gartmore Global Asset Management Trust. Gartmore Global Asset Management, which is a registered investment adviser, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

           FUND                                         ASSETS                           INVESTMENT ADVISORY FEE
           ----                                         ------                           -----------------------
Gartmore Millennium Growth Fund                  $0 up to $250 million                               0.80%
                                                 $250 million up to $1 billion                       0.77%
                                                 $1 billion up to $2 billion                         0.74%
                                                 $2 billion up to $5 billion                         0.71%
                                                 $5 billion and more                                 0.68%

Gartmore Growth Fund and                         $0 up to $250 million                               0.60%
Gartmore Nationwide Fund                         $250 million up to $1 billion                      0.575%
                                                 $1 billion up to $2 billion                         0.55%
                                                 $2 billion up to $5 billion                        0.525%
                                                 $5 billion and more                                 0.50%

Gartmore Bond Fund,                              $0 up to $250 million                               0.50%
Gartmore Tax-Free Income Fund, and               $250 million up to $1 billion                      0.475%

Gartmore Government Bond Fund                    $1 billion up to $2 billion                         0.45%
                                                 $2 billion up to $5 billion                        0.425%
                                                 $5 billion and more                                 0.40%

Gartmore Money Market Fund                       $0 up to $1 billion                                 0.40%
                                                 $1 billion up to $2 billion                         0.38%
                                                 $2 billion up to $5 billion                         0.36%
                                                 $5 billion and more                                 0.34%

Gartmore S&P 500 Index Fund                      $0 up to $1.5 billion                               0.13%
                                                 $1.5 billion up to $3 billion                       0.12%
                                                 $3 billion and more                                 0.11%

Gartmore Small Cap Index Fund                    $0 up to $1.5 billion                               0.20%
                                                 $1.5 billion up to $3 billion                       0.19%
                                                 $3 billion and more                                 0.18%

Gartmore Mid Cap Market Index                    $0 up to $1.5 billion                               0.22%
Fund                                             $1.5 billion up to $3 billion                       0.21%
                                                 $3 billion and more                                 0.20%

Gartmore Bond Index Fund                         $0 up to $1.5 billion                               0.22%
                                                 $1.5 billion up to $3 billion                       0.21%
                                                 $3 billion and more                                 0.20%

Gartmore International Index Fund                $0 up to $1.5 billion                               0.27%
                                                 $1.5 billion up to $3 billion                       0.26%
                                                 $3 billion and more                                 0.25%

Gartmore Large Cap Value Fund                    up to $100 million                                  0.75%
                                                 $100 million or more                                0.70%

Gartmore Small Cap Fund                          up to $100 million                                  0.95%
                                                 $100 million or more                                0.80%

Gartmore Small Cap Growth Fund                   All Assets                                          0.95%

Gartmore Value Opportunities Fund                $0 up to $250 million                               0.70%
                                                 $250 million up to $1 billion                      0.675%
                                                 $1 billion up to $2 billion                         0.65%
                                                 $2 billion up to $5 billion                        0.625%
                                                 $5 billion and more                                 0.60%

Gartmore High Yield Bond Fund                    $0 up to $250 million                               0.55%
                                                 $250 million up to $1 billion                      0.525%
                                                 $1 billion up to $2 billion                         0.50%
                                                 $2 billion up to $5 billion                        0.475%
                                                 $5 billion and more                                 0.45%

NorthPointe Small Cap Value Fund                 All assets                                          0.85%

Gartmore Global Natural Resources                $0 up to $500 million                               0.90%
Fund(1)                                          $500 million up to $2 billion                       0.85%
                                                 $2 billion and more                                 0.80%

Gartmore Global Technology and                   $0 up to $500 million                               0.98%
Communications Fund                              $500 million up to $2 billion                       0.93%
                                                 $2 billion and more                                 0.88%

Gartmore Global Health Sciences                  $0 up to $500 million                               1.00%
Fund                                             $500 million up to $2 billion                       0.95%
                                                 $2 billion and more                                 0.90%

Gartmore U.S. Growth Leaders Fund(2)             $0 up to $500 million                               0.90%
                                                 $500 million up to $2 billion                       0.80%
                                                 $2 billion and more                                 0.75%

Gartmore Nationwide Leaders Fund                 $0 up to $500 million                               0.90%
                                                 $500 million up to $2 billion                       0.80%
                                                 $2 billion and more                                 0.75%

Gartmore Investor Destinations:                  All assets                                          0.13%
   Aggressive Fund
   Moderately Aggressive Fund
   Moderate Fund
   Moderately Conservative Fund
   Conservative Fund

Gartmore Micro Cap Equity Fund                   All assets                                          1.25%

Gartmore Mid Cap Growth Fund                     $0 up to $250 million                               0.75%
                                                 $250 million up to $1 billion                      0.725%
                                                 $1 billion up to $2 billion                         0.70%
                                                 $2 billion up to $5 billion                        0.675%
                                                 $5 billion and more                                 0.65%

Gartmore U.S. Growth Leaders                     $0 up to $250 million                               1.50%
Long-Short Fund                                  $250 million and more                               1.25%

Gartmore Nationwide Principal                    All assets                                          0.60%
Protected Fund(3)

Gartmore Convertible Fund                        $0 up to $500 million                               0.65%
                                                 $500 million up to $1 billion                       0.60%
                                                 $1 billion and more                                 0.55%

Gartmore China Opportunities Fund(4)             $0 up to $500 million                               1.25%
                                                 $500 million up to $2 billion                       1.20%
                                                 $2 billion and more                                 1.15%

Gartmore Actively Managed Asset                  All Assets                              [0.15%]
Allocation Funds:
     Aggressive Fund
     Moderately Aggressive Fund
     Moderate Fund

-----------------------
(1) The advisory fee at each breakpoint for the Fund is a base fee, and actual fees may be higher or lower depending upon the Fund's performance relative to its benchmark, the _____________. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) The advisory fee at each breakpoint for the Gartmore U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) The investment advisory fee noted is for the Guarantee and Post Guarantee Periods. In the event the Fund becomes completely and irreversibly invested in U.S. Treasury zero coupon securities during the Guarantee Period, GMF has contractually agreed to reduce its fee to an annual rate of 0.25% for the remainder of the Guarantee Period. During the Offering Period, the investment advisory fee for the Fund will be 0.40%. Please refer to the Fund's prospectus for further information.

(4) The advisory fee at each breakpoint for the Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hau Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount the Fund will pay lower fees.

PERFORMANCE FEES

GLOBAL NATURAL RESOURCES FUND

         As described above and in the Fund's prospectus, the Gartmore Global Natural Resources Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12-month rolling period. The base advisory fee for the Fund, as set forth above, is adjusted each quarter beginning the first quarter following one full year of operations depending upon the Fund's investment performance for the 12 month period ending on the last day of such quarter relative to the investment performance of the Fund's benchmark. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund's Class A Shares to measure), by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

                  +/- 100 bps under/outperformance                     2bps
                  +/- 200 bps under/outperformance                     4bps
                  +/- 300 bps under/outperformance                     6bps
                  +/- 400 bps under/outperformance                     8bps
                  +/- 500 bps or more under/outperformance             10bps

As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                                    Highest Possible         Lowest Possible
                                                      Advisory Fee            Advisory Fee
0.90% for assets up to $500 million                      1.00%                    0.80%
0.85% for assets of $500 million and more but            0.95%                    0.75%
less than $2 billion
0.80% on assets of $2 billion and more                   0.90%                    0.70%

         The performance adjustment works as follows: If the Fund outperforms its benchmark (the ________________ Index) by an amount of 500 basis points over a rolling 12-month period, the advisory fees will increase from a maximum base fee of 0.90% to 1.00%. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points, the advisory fees would go down to 0.80%.

GARTMORE U.S. GROWTH LEADERS FUND

         As described above and in the Fund's Prospectus, the Gartmore U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND               BENCHMARK    REQUIRED EXCESS     BASE ADVISORY         HIGHEST POSSIBLE     LOWEST POSSIBLE
                                  PERFORMANCE           FEE               ADVISORY FEE AT      ADVISORY FEE AT
                                                                          EACH BREAK POINT     EACH BREAK POINT
Gartmore        S&P 500 Index      12.0%            0.90% for assets             1.12%              0.68%
U.S. Growth                                         up to $500 million,
Leaders Fund

                                                    0.80% for assets             0.98%              0.62%
                                                    of $500 million
                                                    and more but less
                                                    than $2 billion,

                                                    0.75% for assets of          0.91%              0.59%
                                                    $2 billion and more

         The performance adjustment for the Fund works as follows: If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

CHINA OPPORTUNITIES FUND

         As described above and in the Fund's prospectus, the Gartmore China Opportunities Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12-month rolling period. The base advisory fee for the Fund, as set forth above, is adjusted each quarter beginning the first quarter following one full year of operations depending upon the Fund's investment performance for the 12 month period ending on the last day of such quarter relative to the investment performance of the

Fund's benchmark. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund's Class A Shares to measure), by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

                  +/- 100 bps under/outperformance                     2bps
                  +/- 200 bps under/outperformance                     4bps
                  +/- 300 bps under/outperformance                     6bps
                  +/- 400 bps under/outperformance                     8bps
                  +/- 500 bps or more under/outperformance             10pbs

As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                                 Highest Possible             Lowest
                                                  Advisory Fee        Possible Advisory Fee
                                                 ----------------     ---------------------
1.25% for assets up to $500 million                   1.35%                    1.15%
1.20% for assets of $500 million and                  1.30%                    1.10%
more but less than $2 billion
1.15% on assets of $2 billion and more                1.25%                    1.05%

         The performance adjustment works as follows: If the Fund outperforms its benchmark (the MSCI Zhong Hua Index) by an amount of 500 basis points over a rolling 12-month period, the advisory fees will increase from a maximum base fee of 1.25% to 1.35%. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points, the advisory fees would go down to 1.15%.

Gartmore Morley Capital Management, Inc.

         Under the terms of the Trust's investment advisory agreement with GMCM (the "GMCM Advisory Agreement"), GMCM currently manages the Gartmore Morley Capital Accumulation Fund and the Gartmore Morley Enhanced Income Fund, two funds of the Trust (the "Gartmore Morley Funds"), subject to the supervision and direction of the Board of Trustees. Prior to March 5, 2001, the investment advisory services being performed for the Gartmore Morley Funds were provided by Gartmore Trust Company ("GTC"), a corporate affiliate of GMCM. GMCM will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Gartmore Morley Funds in accordance with the Funds' investment objectives, restrictions and policies;
(iii) make investment decisions for the Gartmore Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Gartmore Morley Funds. Under the terms of the GMCM Advisory Agreement, GMCM pays the Gartmore Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust. GMCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Gartmore Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Gartmore Morley Funds. Likewise, GMCM may pay, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

         The GMCM Advisory Agreement also specifically provides that GMCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Gartmore Morley Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The GMCM Advisory Agreement continued in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Gartmore Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The GMCM Advisory Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Gartmore Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The GMCM Advisory Agreement further provides that GMCM may render similar services to others.

         GMCM has informed the Gartmore Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Gartmore Morley Funds, GMCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of GMCM, its parent or its affiliates and, in dealing with its customers, GMCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by GMCM or any such affiliate.

         GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, also owns all of the voting securities of GTC. GMFS is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is an indirect, majority owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

         For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                                                 ASSETS                             INVESTMENT ADVISORY FEE
              ----                                                 ------                             -----------------------
Gartmore Morley Capital Accumulation Fund                     All assets                                      0.35%(1)

Gartmore Morley Enhanced Income Fund                          $0 up to $500 million                           0.35%
                                                              $500 million up to $1 billion                   0.34%
                                                              $1 billion up to $3 billion                    0.325%
                                                              $3 billion up to $5 billion                     0.30%
                                                              $5 billion up to $10 billion                   0.285%
                                                              $10 billion and more                           0.275%

(1) GMCM has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders.

Gartmore Global Asset Management Trust

         Gartmore Global Asset Management Trust ("GGAMT") oversees the management of the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders, Gartmore European Leaders, Gartmore Asia Pacific Leaders, Gartmore Global Financial Services, Gartmore Global Utilities, and Gartmore OTC Funds (collectively, the "GGAMT Advised Funds") pursuant to an Investment Advisory Agreement with the Trust. Pursuant to the Investment Advisory Agreement, GGAMT may either provide portfolio management for the GGAMT Advised Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. GGAMT pays the compensation of the Trustees affiliated with GGAMT. The officers of the Trust receive no compensation from the Trust. GGAMT pays all expenses it incurs in providing service under the Investment Advisory Agreement, other than the cost of investments. GGAMT also pays, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

         The Investment Advisory Agreement also provides that GGAMT shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless it has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. After an initial two-year period, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

         GGAMT, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

For services provided under the Investment Advisory Agreement, GGAMT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

                                                                                                      INVESTMENT
           FUND                                                        ASSETS                        ADVISORY FEE
           ----                                                        ------                        ------------
Gartmore Emerging Markets Fund                                $0 up to $500 million                     1.15%
                                                              $500 million up to $2 billion             1.10%
                                                              $2 billion and more                       1.05%

Gartmore International Growth Fund,                           $0 up to $500 million                     1.00%
Gartmore Worldwide Leaders Fund, and                          $500 million up to $2 billion             0.95%
Gartmore Global Financial Services Fund                       $2 billion and more                       0.90%

Gartmore Global Utilities Fund                                $0 up to $500 million                     0.80%
                                                              $500 million up to $2 billion             0.75%
                                                              $2 billion and more                       0.70%

Gartmore European Leaders Fund                                All assets                                1.00%
Gartmore Asia Pacific Leaders Fund
Gartmore OTC Fund

LIMITATION OF FUND EXPENSES

Gartmore Mutual Fund Capital Trust

         In the interest of limiting the expenses of those Funds for whom GMF serves as investment adviser, GMF may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, GMF has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund (for a few Funds, however, as noted below, Rule 12b-1 and administrative services fees are not excluded from the expense limitations) to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         Except as described below for the Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Mid Cap Growth Fund, Gartmore Millennium Growth Fund, Gartmore Government Bond Fund, Gartmore Money Market Fund, Gartmore Convertible Fund, Gartmore Nationwide Principal Protected Fund, Gartmore Small Cap Growth Fund, Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund, and the Asset Allocation Funds, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

         With respect to the Gartmore Convertible Fund, Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Mid Cap Growth Fund, Gartmore Millennium Growth Fund, Gartmore Government Bond Fund, Gartmore Money Market Fund, Gartmore Nationwide Principal Protected Fund, Gartmore Small Cap Growth Fund, Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund, and the Asset Allocation Funds, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

         Until at least February 28, 2005 (June [ ], 2005, for the Gartmore China Opportunities Fund, Gartmore Global Long Short Fund, Gartmore Global Natural Resources Fund, and the Asset Allocation Funds), GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses, for certain Funds of the Trust as follows:

- Gartmore Millennium Growth Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares, and Institutional Service Class shares

- Gartmore Government Bond Fund to 0.79% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares, Class X shares, and Class Y shares

- Gartmore Large Cap Value Fund to 1.00% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore Small Cap Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

-        Gartmore Small Cap Growth Fund to 1.35% for all classes of shares

- Gartmore S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 1.23% for Class C shares, 0.23% for Class R shares, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, 0.23% for Institutional Class shares, and 0.35% for Local Fund shares

- Gartmore U.S. Growth Leaders Fund to 1.30% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore Value Opportunities Fund to 1.00% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore High Yield Bond Fund to 0.70% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

- Gartmore Global Technology and Communications Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore Global Health Sciences Fund to 1.25% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore Nationwide Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Each of the Investor Destinations Funds to 0.71% for Class A shares, 1.31% for Class B shares, 1.31% for Class C shares, 0.81% for Class R shares and 0.61% for Institutional Service Class shares

- Gartmore Small Cap Index Fund to 0.79% for Class A shares, 1.39% for Class B shares, 1.39% for Class C shares, 0.29% for Class R shares, and 0.29% for Institutional Class shares

- Gartmore Mid Cap Market Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares, 0.31% for Class R shares, and 0.31% for Institutional Class shares

- Gartmore International Index Fund to 0.86% for Class A shares, 1.46% for Class B shares, 1.46% for Class C shares, 0.36% for Class R shares, and 0.36% for Institutional Class shares

- Gartmore Bond Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares, 0.31% for Class R shares, and 0.31% for Institutional Class shares

- Gartmore Micro Cap Equity Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

- Gartmore Mid Cap Growth Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

- Gartmore U.S. Growth Leaders Long-Short Fund to 1.90% for Class A shares, Class B shares, Class C shares, Institutional Service Class shares, and Institutional Class shares

- Gartmore Nationwide Principal Protected Fund to 1.95% for Class A shares, and 2.45% for Class B and Class C shares during the Guarantee Period. (1,3)

- Gartmore Convertible Fund to 0.95% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

- Gartmore China Opportunities Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares and Institutional Class shares

- Gartmore Global Natural Resources Fund for 1.30% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares and Institutional Class shares

- Gartmore Actively Managed Asset Allocation Funds to 0.25% for Class A shares, Class B shares, Class C shares, Institutional Service Class shares and Institutional Class shares

-----------------------
(1) The expense limits for each of the Investor Destinations Fund and the Principal Protected Fund include Rule 12b-1 and administrative services fees.

(2) GMF has contractually agreed to extend this expense limitation agreement through April 1, 2005.

(3) If a Zero Coupon Investment Period begins before the end of the Guarantee Period, the expenses will be limited to not more than 1.40% for Class A shares and 1.90% for Class B and Class C shares. During the Offering Period the expenses will not exceed 1.00% for Class A shares and 1.50% for Class B and Class C shares. The applicable expense limitations for the Gartmore Nationwide Principal Protected Fund will continue until for at least seven years following the commencement of the Guarantee Period.

         GMF has also agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total fund operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) from exceeding 0.59% for each class of Gartmore Money Market Fund until at least February 28, 2005. In addition, until at least February 28, 2005, GMF has also agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) for Gartmore Money Market Fund to 0.75% for the Service Class shares.

Gartmore Morley Capital Management, Inc.

         Like GMF, and at least until February 28, 2005, GMCM has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, wrap contract fees, premiums and expenses related to wrap contracts for the Gartmore Morley Funds and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) for the Gartmore Morley Funds as follows:

- Gartmore Morley Capital Accumulation Fund to 0.55% for Service Class shares, IRA Class shares and Institutional Class shares

- Gartmore Morley Enhanced Income Fund to 0.45% for Institutional Service Class shares, Class A shares, Class R shares and Institutional Class shares

         Reimbursement by the Gartmore Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

         Reimbursement by the Gartmore Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date, but not later than five years after the Fund commenced operations, when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

Gartmore Global Asset Management Trust

         Like GMF and GMCM, until at least February 28, 2005, GGAMT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses), for certain Funds of the Trust as follows:

- Gartmore Emerging Markets Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore International Growth Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore Worldwide Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore European Leaders Fund to 1.40% for Class A shares, Class B and Class C shares and Institutional Service Class shares

- Gartmore Asia Pacific Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Global Financial Services Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore Global Utilities Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore OTC Fund to 1.80% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.47% for Institutional Service Class shares and 1.32% for Institutional Class shares

         GGAMT may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GGAMT pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GGAMT is not permitted.

INVESTMENT ADVISORY FEES

         During the fiscal years ended October 31, 2003, 2002 and 2001 (unless otherwise noted), GMF, GMCM and GGAMT earned the following fees for investment advisory services:

                                                                      GMF INVESTMENT ADVISORY FEES
                                  -------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------------------------------------------
                                               2003                             2002                            2001
                                  -------------------------------------------------------------------------------------------------
Fund                              Fees Earned(1)   Fees Reimbursed  Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed
----                              --------------   ---------------  --------------  ---------------  --------------  --------------
Gartmore Bond Fund                  $   750,211     $         0      $  690,490       $         0     $   614,035     $         0
Gartmore Global Health Sciences
     Fund                                59,119          42,773          28,907            45,848          14,946         101,840
Gartmore Global Technology and
    Communications Fund                  48,221          59,111          36,204            31,434          54,419         257,497
Gartmore Government Bond Fund         1,205,452               0         978,392            33,798         677,667(2)      209,487
Gartmore Growth Fund                  1,693,394(3)            0       2,150,196                 0       3,158,751               0
Gartmore High Yield Bond Fund           561,164          80,257         496,658            80,001         510,654          59,299
Gartmore Investor Destinations
    Aggressive Fund                     110,695          16,421          57,619            27,024          13,404         103,869
Gartmore Investor Destinations
    Moderately Aggressive Fund          194,023               0          87,689            29,712          16,413         105,243
Gartmore Investor Destinations
    Moderate Fund                       244,628               0         121,083            32,979          29,714          82,708
Gartmore Investor Destinations
    Moderately Conservative Fund         78,080          22,322          36,387            22,686           8,016         116,734
Gartmore Investor Destinations
    Conservative Fund                    60,726          25,016          26,677            22,635           7,267         110,874
Gartmore Large Cap Value Fund           187,885          20,198         207,267            33,006         250,987         165,683
Gartmore U.S. Growth Leaders
   Long Short Fund                      157,924(4)            0               0                 0               0               0
Gartmore Micro Cap Equity Fund           63,601          30,339           8,135(5)         39,232               0               0
Gartmore Mid Cap Growth Fund              9,625          62,838             617(6)         16,030               0               0
Gartmore Millennium Growth Fund         192,718          82,484         242,790           148,003         374,615         442,318
Gartmore Money Market Fund            6,989,607         102,737       7,075,332           532,159       6,492,158         541,820
Gartmore Nationwide Fund              9,360,373               0       9,942,742                 0      10,727,184               0
Gartmore Nationwide Leaders
   Fund                                  22,966          44,771          16,225            62,850               0(7)            0
Gartmore Small Cap Fund                 279,300          29,797         265,651            58,716         265,515         186,683
Gartmore Tax-Free Income Fund         1,032,612               0       1,051,667                 0       1,064,152               0
Gartmore U.S. Growth Leaders
   Fund                                  68,264          39,115          27,717            43,098          25,979         184,592
Gartmore Value Opportunities
   Fund                                 189,248          30,129         186,560            55,293         138,005         158,606
Gartmore Bond Index Fund                802,650         385,991         261,299           161,077           4,653(8)       84,771

                                                                      GMF INVESTMENT ADVISORY FEES
                                   -------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                   -------------------------------------------------------------------------------------------------
                                                2003                             2002                            2001
                                   -------------------------------------------------------------------------------------------------
Fund                               Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed
----                               --------------  ---------------  --------------  ---------------  --------------  ---------------
Gartmore International Index
   Fund                                 617,738         275,555         224,302           163,201          3,580          139,279
Gartmore Mid Cap Market Index
   Fund                                 382,404         190,070         144,779            82,585          3,450(8)        97,331
Gartmore S&P 500 Index Fund           1,002,610         553,633         628,602           460,687        462,590(8)       238,754
Gartmore Small Cap Index Fund           157,390         115,995          61,983            86,208          1,380(8)        89,925
NorthPointe Small Cap Value
   Fund                                 274,247           4,795         286,849            20,604        229,943          101,655

                                                                      GMCM INVESTMENT ADVISORY FEES
                                                                          YEAR ENDED OCTOBER 31,
                                                2003                             2002                            2001
Fund                               Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed
----                               --------------  ---------------  --------------  ---------------  --------------  ---------------
Gartmore Morley Capital              $1,408,745       $  402,496      $  246,827        $   84,129     $  118,179        $   94,693
Accumulation Fund
Gartmore Morley Enhanced                398,006          113,487         133,767            72,597         57,403           111,856
Income Fund

                                                                      GGAMT INVESTMENT ADVISORY FEES
                                                                          YEAR ENDED OCTOBER 31,
                                                2003                             2002                            2001
Fund                               Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed
----                               --------------  ---------------  --------------  ---------------  --------------  ---------------
Gartmore Emerging Markets
 Fund                            $   83,924        $   43,053        $   52,415        $   21,359      $   44,242       $  147,494
Gartmore Global Financial
 Services Fund                       30,432            37,771            25,241            53,563               0(9)             0
Gartmore Global Utilities
 Fund                                18,964            39,560            17,396            54,741               0(9)             0
Gartmore International
 Growth Fund                         59,995            43,127            63,942            23,290          75,669          167,887

Gartmore Worldwide Leaders
Fund                                144,707                 0            33,362            31,081          38,210          154,263

--------------------
(1)      Fees net of reimbursement.

(2) A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund (formerly Nationwide Government Bond Fund) was completed as of August 27, 2001. The investment advisory fees listed do not include the fees GMF/NSI received for the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

(3) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund was completed on December 22, 2003. The investment advisory fees listed for the Gartmore Growth Fund do not include the fees GMF received for the Nationwide Large Cap Growth Fund prior to the reorganization.

(4) Fees shown are for the period July 1, 2003 through October 31, 2003. For the period July 1, 2002 to January 17, 2003, and its fiscal year ended June 30, 2002 and 2001, the predecessor (the "Montgomery Fund") to the Gartmore Long-Short Equity Plus Fund, paid investment advisory fees of $321,493, $630,788 and $3,371,565 respectively, to the
         Montgomery Fund's investment adviser. For the period January 18, 2003 to June 22, 2003 (the date of its reorganization), the Montgomery Fund paid investment advisory fees of $147,110 to GMF. For the period of June 23, 2003 to June 30, 2003, the Gartmore Long-Short Equity Plus Fund paid investment advisory fees of $3,432 to GMF.

(5)      Fund commenced operations June 27, 2002.

(6)      Fund commenced operations October 1, 2002.

(7)      Fund commenced operations December 28, 2001.

(8) Fees shown were paid from October 15, 2001 to October 31, 2001, the period when these Funds were managed directly and no longer were feeder funds.

(9)      Fund commenced operations December 18, 2001.

         The other funds of the Trust for which GMF, GMCM or GGAMT serve or will serve as investment adviser had not yet begun operations as of October 31, 2003.

SUBADVISERS

     The subadvisers for certain of the Funds advised by GMF are as follows:

            FUND                                                 SUBADVISER
            ----                                                 ----------
Gartmore Large Cap Value Fund                        NorthPointe Capital LLC ("NorthPointe")
Gartmore Value Opportunities Fund                    NorthPointe
NorthPointe Small Cap Value Fund                     NorthPointe
Gartmore S&P 500 Index Fund                          FAM
Gartmore Small Cap Index Fund                        FAM
Gartmore Mid Cap Market Index Fund                   FAM
Gartmore International Index Fund                    FAM
Gartmore Bond Index Fund                             FAM
Gartmore China Opportunities Fund                    Gartmore Global Partners ("GGP")
Gartmore Global Long Short Fund                      GGP
Gartmore Global Natural Resources Fund               GGP

     NorthPointe is a majority-owned indirect subsidiary of Gartmore Global Investments, Inc. which is also the parent of GMF. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, MI 48084 and was formed in 1999.

     FAM, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     GGP is a partnership owned jointly by Gartmore U.S. Ltd. and Gartmore Securities Ltd. Gartmore U.S. Ltd. is a wholly-owned subsidiary of Gartmore Capital Management Ltd. Gartmore Capital Management Ltd. is a wholly owned subsidiary of, and Gartmore Securities Ltd. is almost entirely owned by, Gartmore Investment Management plc. Gartmore Investment Management plc is almost entirely owned by Asset Management Holdings plc, a holding company, which is a majority owned subsidiary of Gartmore Group Limited, Ltd., another holding company, which is a wholly owned subsidiary of Nationwide Asset Management Holdings, Ltd. Nationwide Asset Management Holdings, Ltd., is a wholly owned subsidiary of GGAMT.

     Until _______, 2004, SSI Investment Management, Inc. ("SSI") served as the subadviser for the Gartmore Long-Short Equity Plus Fund. SSI was founded in 1973 and is located at 357 N. Canyon Drive, Beverly Hills, California, 90210. As of December 31, 2002, SSI managed over $900 million in assets.

     Subject to the supervision of the GMF and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from GMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

            FUND                                                     ASSETS                                     FEE
            ----                                                     ------                                     ---
Gartmore Large Cap Value Fund                              up to $100 million                                   0.35%
                                                           $100 million or more                                 0.30%

Gartmore U.S. Growth Leaders Long-                         $0 up to $50 million                                 1.00%
Short Fund                                                 $50 million and more                                 0.75%

Gartmore Value Opportunities Fund                          $0 up to $250 million                                0.70%
                                                           $250 million up to $1 billion                       0.675%
                                                           $1 billion up to $2 billion                          0.65%
                                                           $2 billion up to $5 billion                         0.675%
                                                           $5 billion and more                                  0.60%

NorthPointe Small Cap Value Fund                           All assets                                           0.85%

Gartmore S&P 500 Index Fund                                All assets                                           0.02%

Gartmore Small Cap Index Fund                              All assets                                           0.07%

Gartmore Mid Cap market Index Fund and                     All assets                                           0.09%
Gartmore Bond Index Fund

Gartmore International Index Fund                          All assets                                           0.12%

Gartmore China Opportunities Fund(1)                       $0 up to $500 million                               0.625%
                                                           $500 million up to $2 billion                       0.600%
                                                           $2 billion and more                                 0.575%

Gartmore Global Natural Resources Fund(2)                  $0 up to $500 million                                0.45%
                                                           $500 million up to 4 billion                        0.425%
                                                           $2 billion and more                                  0.40%

-----------------------

(1) The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. If the Fund outperforms its benchmark by a set amount, GMF will pay higher subadvisory fees to GGP. Conversely, if the Fund underperforms its benchmark by a set amount, GMF will pay lower subadvisory fees to GGP.

(2) The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Index. If the Fund outperforms its benchmark by a set amount, GMF will pay higher subadvisory fees to GGP. Conversely, if the Fund underperforms its benchmark by a set amount, GMF will pay lower subadvisory fees to GGP.

SUBADVISER PERFORMANCE FEE - GARTMORE CHINA OPPORTUNITIES FUND AND GARTMORE GLOBAL NATURAL RESOURCES FUND

     For the subadvisory services it provides to each of the Gartmore China Opportunities Fund and the Gartmore Global Natural Resources Fund, GGP receives a base subadvisory fee that may be adjusted quarterly if the Fund outperforms or underperforms its stated benchmark by more or less than a maximum of 500 basis points over the rolling 12 month period ending on the last day of such quarter as follows:

+/- 100 bps under/outperformance                     2bps
+/- 200 bps under/outperformance                     4bps
+/- 300 bps under/outperformance                     6pbs
+/- 400 bps under/outperformance                     8pbs
+/- 500 bps or more under/outperformance            10pbs

           Fund                                           Benchmark
           ----                                           ---------
Gartmore China Opportunities Fund                    MSCI Zhong Hau Index

                                                    Highest Possible         Lowest Possible
Base Advisory Fee                                     Advisory Fee            Advisory Fee
-----------------                                     ------------            ------------
..625% on assets up to $500 million                       .725%                    .525%

..600% on assets of $500 million and more but             .700%                    .500%
less than $2 billion

..575% on assets of $2 billion and more                   .675%                    .475%

              Fund                                                 Benchmark
              ----                                                 ---------
Gartmore Global Natural Resources Fund                        ______________________

                                                    Highest Possible         Lowest Possible
Base Advisory Fee                                     Advisory Fee            Advisory Fee
-----------------                                     ------------            ------------
..45% on assets up to $500 million                         .55%                    .35%

..425% on assets of $500 million and more but             .525%                   .325%
less than $2 billion

..40% on assets of $2 billion and more                     .50%                    .30%

SUBADVISORY FEES PAID

     The following table sets forth the amount GMF paid to the subadvisers for the fiscal periods ended October 31, 2003, 2002 and 2001 (unless otherwise noted):

                                                                            YEAR ENDED OCTOBER 31,
                FUND                                            2003                2002                2001
                ----                                            ----                ----                ----
Gartmore Large Cap Value Fund                                $  87,680            $ 96,725            $117,127
Gartmore Long-Short Equity Plus Fund                           105,283(1)                0                   0
Gartmore Small Cap Fund(2)                                     161,700             153,798             153,719
Gartmore S&P 500 Index Fund                                    160,923             168,168             146,734
Gartmore Value Opportunities Fund                              189,248             186,560             138,005
NorthPointe Small Cap Value Fund                               274,247             286,849             153,719
Gartmore Small Cap Index Fund                                   55,087              21,694                 483(3)
Gartmore Mid Cap Market Index Fund                             156,441              59,229               1,411(3)

Gartmore International Index Fund                              276,996             112,548              1,856(3)
Gartmore Bond Index Fund                                       328,363             106,897              1,903(3)

-----------------------

(1) For the period June 1, 2003 through October 31, 2003. For the period March 3, 2003 (the date SSI became the Montgomery Fund's subadviser) to June 30, 2003, the Fund paid SSI $141,541 in subadvisory fees. The Montgomery Fund paid no subadvisory fees during the fiscal years ended June 30, 2002 and 2001.

(2)  Fees paid to INVESCO, Inc., the Fund's prior subadviser.

(3) The Gartmore Small Cap Index, Gartmore Mid Cap Market Index, Gartmore International Index and Gartmore Bond Index Funds began to be directly managed and subadvised by FAM on October 15, 2001; therefore, the fees reflect what was paid from October 15 to October 31, 2001.

     GMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows GMF to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or GMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

     GMF provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. GMF has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, GMF does not expect to recommend frequent changes of subadvisers. GMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

GARTMORE GLOBAL PARTNERS

     GGAMT has selected GGP to be the subadviser to each of the following Funds (the "GGAMT Advised Funds"): Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund, Gartmore European Leaders Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund, Gartmore OTC Fund and Gartmore Global Utilities Fund.

     Subject to the supervision of GGAMT and the Trustees, GGP manages each GGAMT Advised Fund's assets in accordance with such Fund's investment objective and policies. GGP makes investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

         GGP provides investment advisory services to the GGAMT Advised Fund pursuant to a Subadvisory Agreement. The Subadvisory Agreement specifically provides that GGP shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial two-year period, the Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     For the services it provides, GGP receives the following fees from GGAMT:

                FUND                                                ASSETS                                   FEE
                ----                                                ------                                   ---
Gartmore Emerging Markets Fund                                    All assets                                0.575%

Gartmore International Growth Fund,                               All assets                                 0.50%
Gartmore Worldwide Leaders Fund,
Gartmore European Leaders Fund,
Gartmore Asia Pacific Leaders Fund,
Gartmore Global Financial Services Fund, and
Gartmore OTC Fund

Gartmore Global Utilities Fund                                    All assets                                 0.40%

     These fees are calculated at an annual rate based on each Fund's average daily net assets.

     During the fiscal years ended October 31, 2003, 2002, and 2001, GGP earned the following fees for subadvisory services:

                                                                      YEARS ENDED OCTOBER 31,
                                                              ---------------------------------------
              FUND                                            2003             2002              2001
              ----                                            ----             ----              ----
Gartmore Emerging Markets Fund                               41,962           $26,208          $22,121
Gartmore Global Utilities Fund                                9,482             8,698                0(1)
Gartmore Global Financial Services Fund                      15,216            12,621                0(1)
Gartmore International Growth Fund                           29,997            31,971           37,835
Gartmore Worldwide Leaders Fund(1)                           72,353            16,681           19,105

-----------------------

(1)  The Fund commenced operations December 18, 2001.

         The other funds of the Trust for which GGP serves as subadviser had not yet begun operations as of October 31, 2003.

CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

         In determining whether it was appropriate to re-approve the Advisory Agreements between each adviser (GMF, GGAMT or GMCM, collectively, the "Advisers") and the Trust, on behalf of each Fund (other than Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund, and the Asset Allocation Funds), and the Subadvisory Agreements for the applicable Funds, the Board requested and received extensive information, provided by the Advisers and the subadvisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the Trustees who are not interested persons of the Trust, the Advisers or any subadviser were also advised by their own independent counsel. In making the determinations with respect to the Advisory and Subadvisory Agreements, the Trustees undertook the following, among others:

         - The Trustees reviewed the terms of the investment advisory and subadvisory agreements, including the fee formulae. The
                  Trustees: (i) compared the fees under the contract for each Fund, and the fees paid after waivers, with those of the Fund's Lipper peer group; (ii) questioned the Adviser regarding Funds with advisory fees that exceeded the median for that Fund's Lipper peer group; and (iii) asked the Adviser to undertake an extensive analysis of each of the Funds and, as and if appropriate, to propose performance fees and/or break points for certain Funds. The Trustees also considered the anticipated costs to the Advisers and subadvisers of providing these advisory services, the profitability of each Adviser's relationship with the Funds that it advises, and the level of reimbursements being made by an Adviser.

         - The Trustees: (i) reviewed the profitability analysis provided by the Advisers and the subadvisers (to the extent such information was available); (ii) noted that the profit margins do not appear to be excessive for any Fund; and (iii) compared the profit margin for each Fund with the prior year's profit margin and the reason for any significant variance.

         - The Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser and/or subadviser to each of the Funds it advises and such Fund's historic performance and the comparability of such Fund's performance to the performance of similar investment companies and its benchmark. In particular, the Trustees reviewed the actual and relative performance of each Fund and the Advisers' plans for each of the Funds which underperformed its benchmark. For those Funds with a subadviser, the Trustees also reviewed the services that the Adviser provides in overseeing the Fund's subadvisers. The Trustees reviewed the information regarding each of the subadvisers in order to assess the quality of the services being provided by the Advisers and the subadvisers. The Trustees also considered the continuous oversight that the Trustees have undertaken to monitor the performance of the Funds and the services provided by the Advisers and the subadvisers. The Trustees considered and will continue to monitor future developments with respect to subadvisers to assess whether the quality of services being provided to the Funds has been or is likely to be impaired.

         - The Trustees reviewed the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers and subadvisers.

         - The Trustees also reviewed the ancillary benefits to the Advisers and subadvisers, including Rule 12b-1 and Administrative Service Plan fees, fund administration and accounting fees, and soft dollar benefits.

         Following this analysis, the Trustees concluded that the Advisers and subadvisers have provided adequate services to the Funds based upon Fund performance and the plans for improving performance for those Funds that are underperforming their benchmark or peer group. The Trustees: (i) believe that the Advisers and the subadvisers should make a profit in providing services to the Funds, provided this profit is not excessive; (ii) reviewed the investment advisory fees for each Fund, and comparative advisory fee information, as well as total expense information, and have reviewed these fees in relation to actual and relative performance of these Funds; (iii) considered the Adviser's efforts and plans to improve underperforming Funds; and (iv) also considered the Adviser's assurance to undertake an extensive review of the fee structure and to recommend implementation of performance fees and/or break points in investment advisory fees for certain Funds. Based upon these and other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreements and Subadvisory Agreements should be continued for the year beginning January 1, 2004 for each of the Funds and that the compensation payable under such Investment Advisory and Subadvisory Agreements is fair and reasonable with respect to each such Fund. At a meeting of the Board of Trustees in February 2004, the Adviser provided the Trustees with the result of its analysis of the fee structure of the various Funds, and following review of such information, the Trustees approved implementation of break points for various Funds. The Board and the Adviser will continue to review and analyze implementation of performance fees for certain of the Funds.

         With respect to the addition of new Funds to the Investment Advisory and Subadvisory Agreements, which Funds had not yet commenced operations, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

DISTRIBUTOR

     Gartmore Distribution Services, Inc. ("GDSI") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement dated as of October 1, 2002 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. Until September 30, 2002, Nationwide Securities, Inc. ("NSI") served as the Trust's underwriter. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is a majority owned, indirect subsidiary of GGAMT. The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

     GMF
     GGAMT
     GGP
     Gartmore SA Capital Trust
     Nationwide Life Insurance Company

     Nationwide Life and Annuity Insurance Company
     Nationwide Financial Services, Inc.
     Nationwide Corporation
     Nationwide Mutual Insurance Company
     Paul J. Hondros
     Gerald J. Holland
     Eric E. Miller

     In its capacity as Distributor, GDSI solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

     During the fiscal years ended October 31, 2003, 2002 and 2001 (unless otherwise noted), GDSI/NSI received the following commissions from the sale of shares of the Funds:

                                                           YEARS ENDED OCTOBER 31
                                                    -----------------------------------
                FUNDS                                  2003         2002          2001
                -----                                  ----         ----          ----
Gartmore Bond Fund                                  $  53,658     $107,185     $ 50,356
Gartmore Emerging Markets Fund                         19,991       10,200        2,709
Gartmore Global Financial Services Fund                   512          506            0(1)
Gartmore Global Health Sciences Fund                   23,474        4,220            0
Gartmore Global Technology and Communications Fund      6,940       10,618       22,523
Gartmore Global Utilities Fund                          4,358          258            0(1)
Gartmore Government Bond Fund                         116,347      145,993       38,778(2)
Gartmore Growth Fund                                  116,999(3)   167,125      253,929
Gartmore High Yield Bond                               70,414       13,122        7,859
Gartmore International Growth Fund                      1,730        5,075        2,582
Gartmore Investor Destinations
Aggressive Fund                                       199,725        5,807            0
Gartmore Investor Destinations
Moderately Aggressive Fund                            572,324       28,500            0
Gartmore Investor Destinations
Moderate Fund                                         681,868       27,705            0
Gartmore Investor Destinations
Moderately Conservative Fund                          269,902       24,448            0
Gartmore Investor Destinations
Conservative Fund                                     118,658       28,965            0
Gartmore Large Cap Value Fund                          13,003       14,059       16,416
Gartmore U.S. Growth Leaders Long-Short Fund            2,212(4)         0            0
Gartmore Micro Cap Equity Fund                         70,481            0(5)       N/A
Gartmore Mid Cap Growth Fund                            3,692            0(6)       N/A
Gartmore Millennium Growth Fund                        26,573       51,874      130,693
Gartmore Morley Capital Accumulation Fund               1,527          N/A          N/A
Gartmore Morley Enhanced Income Fund                    1,438        6,042        7,901
Gartmore Nationwide Fund                              366,037      538,679      631,955
Gartmore Nationwide Leaders Fund                        6,204        5,625            0(7)
Gartmore Small Cap Fund                                 9,253       22,949        8,813
Gartmore Tax-Free Income Fund                         174,816      167,436       94,122
Gartmore U.S. Growth Leaders Fund                     116,152       13,693       28,459
Gartmore Value Opportunities Fund                      14,682       42,172       43,808
Gartmore Worldwide Leaders Fund                         5,471        1,544          435

                                                         YEARS ENDED OCTOBER 31
                                                    -------------------------------
                FUNDS                                  2003       2002       2001
                -----                                  ----       ----       ----
Gartmore Bond Index Fund                               14,586      2,527          0
Gartmore International Index Fund                      14,604      2,534      2,298
Gartmore Mid Cap Market Index Fund                     11,718      8,601      2,280
Gartmore S&P 500 Index Fund                            73,662     98,122     33,486
Gartmore Small Cap Index Fund                           5,560      6,364      2,263
NorthPointe Small Cap Value Fund                          N/A        N/A        N/A

--------------

(1)  Fund commenced operations December 18, 2001.

(2) A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

(3) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The commissions listed for the Gartmore Growth Fund do not include the commissions GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

(4) For the period June 23, 2003 (the date GDSI became the Fund's distributor) to October 31, 2003. The Montgomery Fund's predecessor distributor received $22,266 in commissions during the period July 1, 2002 to June 22, 2003 from the Montgomery Fund.

(5)  Fund commenced operations on June 27, 2002.

(6)  Fund commenced operations on October 1, 2002.

(7)  The Fund commenced operations on December 28, 2001.

         The other Funds of the Trust had not yet begun operations as of October 31, 2003.

         GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). During the fiscal years ended October 31, 2003, 2002 and 2001 (unless otherwise noted), GDSI/NSI received the following amounts from such sales charges:

                                                                    YEARS ENDED OCTOBER 31
                                                                -----------------------------
                      FUNDS                                     2003          2002       2001
                      -----                                     ----          ----       ----
Gartmore Bond Fund                                            $ 12,710      $ 42,515   $ 43,979
Gartmore Emerging Markets Fund                                   1,446         6,517      9,151
Gartmore Global Financial Services Fund                              0           330          0(1)
Gartmore Global Health Sciences Fund                             1,305         2,141          0
Gartmore Global Technology and Communications Fund               1,248         5,703     20,722
Gartmore Global Utilities Fund                                      10           140          0(1)
Gartmore Government Bond Fund                                   18,684        92,322     38,255(2)
Gartmore Growth Fund                                            11,407(3)     20,872     44,162
Gartmore High Yield Bond                                         7,051         5,408      3,504
Gartmore International Growth Fund                                 355         2,158      1,735
Gartmore Investor Destinations Aggressive Fund                     214         2,483          0
Gartmore Investor Destinations Moderately Aggressive Fund        1,219           947          0
Gartmore Investor Destinations Moderate Fund                     3,704         2,566          0
Gartmore Investor Destinations Moderately Conservative Fund      8,235         1,170          0
Gartmore Investor Destinations Conservative Fund                 2,815         8,099          0
Gartmore Large Cap Value Fund                                      916         6,985      9,203
Gartmore U.S. Growth Leaders Long-Short Fund                     1,334(4)          0          0

                                                                    YEARS ENDED OCTOBER 31
                                                                -----------------------------
                      FUNDS                                     2003          2002       2001
                      -----                                     ----          ----       ----
Gartmore Micro Cap Equity Fund                                     142          0(5)         --
Gartmore Mid Cap Growth Fund                                         5          0(6)         --
Gartmore Millennium Growth Fund                                 12,732        24,800    105,100
Gartmore Morley Capital Accumulation Fund                          N/A           N/A        N/A
Gartmore Morley Enhanced Income Fund                                61           N/A        N/A
Gartmore Nationwide Fund                                        81,272       155,306    246,115
Gartmore Nationwide Leaders Fund                                    20         1,361          0(7)
Gartmore Tax-Free Income Fund                                   19,516        55,228     65,743
Gartmore U.S. Growth Leaders Fund                                2,641         6,257     21,871
Gartmore Value Opportunities Fund                               11,525        20,593     38,688
Gartmore Worldwide Leaders Fund                                  2,348           741        891
Gartmore Bond Index Fund                                             0           556        400
Gartmore International Index Fund                                  265         1,770      1,209
Gartmore Mid Cap Market Index Fund                                 286         3,415        214
Gartmore S&P 500 Index Fund                                     10,877        51,923     57,197
Gartmore Small Cap Fund                                          2,103        12,993     10,631
Gartmore Small Cap Index Fund                                      178         4,462          0
NorthPointe Small Cap Value Fund                                   N/A           N/A        N/A

-----------------------

(1)  Fund commenced operations December 18, 2001.

(2) A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

(3) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The commissions listed for the Gartmore Growth Fund do not include the commissions GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

(4) For the period June 23, 2003 (the date GDSI became the Fund's distributor) to October 31, 2003. The Montgomery Fund's predecessor distributor received $2,599, $4,878, and $5,602 in contingent deferred sales charges during the period July 1, 2002 to June 22, 2003 and for the fiscal years ended June 30, 2002 and 2001, respectively.

(5)  Fund commenced operations on June 27, 2002.

(6)  Fund commenced operations on October 1, 2002.

(7)  The Fund commenced operations on December 28, 2001.

         The other funds of the Trust for which GMF will serve as investment adviser had not yet begun operations as of October 31, 2003.

         From such contingent deferred sales charges, GDSI/NSI and affiliated broker dealers retained $1,248,944, $1,488,620, and $2,083,754 for 2003, 2002
and 2001, respectively, after reallowances to dealers. GDSI reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class B and Class X shares of the Funds, 1.85% on Class C and Class Y shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION PLAN

         The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate GDSI, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

-    0.25% of the average daily net assets of Class A shares of each applicable
     Fund;

- 0.25% of the Service Class Shares and IRA Class shares of the Gartmore Morley Capital Accumulation Fund;

- 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

- 1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund other than the Gartmore Money Market Fund;

- 0.85% of the average daily net assets of the Class X and Class Y shares of the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Funds;

- 0.15% of the average daily net assets of Service Class shares of the Gartmore Money Market and S&P 500 Index Funds; and

- 0.07% of the average daily net assets of the Local Fund shares of the Gartmore S&P 500 Index Fund.

- 0.50% of the average daily net assets of the Class R Shares of each applicable Fund.

         During the fiscal year ended October 31, 2003 (unless otherwise noted), GDSI earned the following distribution fees under the Plan(1):

                                                                                                         SERVICE       LOCAL
                     FUND(1)                         CLASS A     CLASS B       CLASS C    CLASS R(2)      CLASS        CLASS
                     -------                         -------     -------       -------    ----------      -----        -----
Gartmore Bond Fund(3)                              $   23,364   $       14   $        5   $        0   $        0   $        0
Gartmore Emerging Markets Fund                         10,611       15,862        1,364            0            0            0
Gartmore Global Financial Services Fund                 2,027        7,500        7,372            0            0            0
Gartmore Global Health Sciences Fund                    6,511        8,057        1,056            0            0            0
Gartmore Global Technology and Communications
Fund                                                    5,236        8,983          202            0            0            0
Gartmore Global Utilities Fund                          1,540        5,842        5,812            0            0            0
Gartmore Government Bond Fund(3)                      146,899            2           32            0            0            0
Gartmore Growth Fund(4)                                14,085       34,456          752            0            0            0
Gartmore High Yield Bond Fund                           9,495        5,862       12,806            0            0            0
Gartmore International Growth Fund                      5,328       19,403          121            0            0            0
Gartmore Investor Destinations Aggressive Fund          2,703        3,549       14,630            0      205,629            0
Gartmore Investor Destinations Moderately
Aggressive Fund                                         8,892       13,338       37,857            0      351,435            0
Gartmore Investor Destinations Moderate Fund            9,824       18,138       43,982            0      445,089            0

                                                                                                       SERVICE     LOCAL
                     FUND(1)                         CLASS A    CLASS B     CLASS C    CLASS R(2)       CLASS      CLASS
                     -------                         -------    -------     -------    ----------      -------     -----
Gartmore Investor Destinations Moderately
Conservative Fund                                       6,487     8,091      18,109         0          137,118        0
Gartmore Investor Destinations Conservative Fund        3,526     7,410      11,405         0          108,552        0
Gartmore Large Cap Value Fund                          60,732     6,186       1,397         0                0        0
Gartmore U.S. Growth Leaders Long-Short Fund(5)        24,909       827       4,820         0                0        0
Gartmore Micro Cap Equity Fund                          4,944     2,774       7,838         0                0        0
Gartmore Mid Cap Growth Fund                              307        10           2         0                0        0
Gartmore Millennium Growth Fund                        13,131    30,768         548         0                0        0
Gartmore Money Market Fund                                  0         0           0         0           89,999        0
Gartmore Morley Capital Accumulation Fund                  51         0           0         0          352,218        0
Gartmore Morley Enhanced Income Fund                    5,263         0           0         0                0        0
Gartmore Nationwide Fund                            1,058,581   321,225       3,939         0                0        0
Gartmore Nationwide Leaders Fund                        2,466     3,278       2,751         0                0        0
Gartmore Tax-Free Income Fund(3)                       18,398         3           2         0                0        0
Gartmore U.S. Growth Leaders Fund                       8,221    11,440       5,201         0                0        0
Gartmore Value Opportunities Fund                      25,641    24,309       1,577         0                0        0
Gartmore Worldwide Leaders Fund                        31,999     6,790         180         0                0        0
Gartmore Bond Index Fund                              116,867     1,076           0         0                0        0
Gartmore International Index Fund                      35,806       872           0         0                0        0
Gartmore Mid Cap Market Index Fund                     61,220     1,414           6         0                0        0
Gartmore S&P 500 Index Fund                            11,628    28,663           3         0          482,627       60
Gartmore Small Cap Fund                                49,156    10,741         609         0                0        0
Gartmore Small Cap Index Fund                          48,906     1,283           6         0                0        0
NorthPointe Small Cap Value Fund                            0         0           0         0                0        0

-----------------

(1) The other Funds of the Trust for which GDSI acted as distributor had not commenced operations as of October 31, 2003.

(2)  Class R shares had not yet been offered.

(3) Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by GDSI on the Class X and the Class Y shares of these Funds for the fiscal year ended October 31, 2003:

            FUNDS                        CLASS X         CLASS Y
            -----                        -------         -------
Gartmore Bond Fund                       $31,491         $ 2,147
Gartmore Government Bond Fund             51,536          13,327
Gartmore Tax-Free Income Fund             57,711           4,875

(4) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The distribution fees listed for the Gartmore Growth Fund do not include the fees GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

(5) For the period July 1, 2003 through October 31, 2003. For the period June 23, 2003 (the date GDSI became the Fund's distributor) to June 30, 2003, GDSI received distribution fees of $1,634, $31 and $296 for Class A, Class B and Class C respectively. The Montgomery Fund's predecessor distributor received $12,348 in distribution fees during the period July 1, 2002 to June 22, 2003.

                                                              IRA CLASS SHARES
                                                              ----------------
Gartmore Morley Capital Accumulation Fund                          $567,707

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         GDSI has entered into, and will enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate Nationwide Financial Services, Inc. or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

         The Trust has been informed by GDSI that during the fiscal year ended October 31, 2003, the following expenditures were made using the 12b-1 fees received by GDSI with respect to the Funds(1):

                                                              PROSPECTUS    DISTRIBUTOR     BROKER-DEALER
                                                              PRINTING &   COMPENSATION &   COMPENSATION &
                   FUND(1)                                    MAILING(2)    COSTS(2),(3)        COSTS
                   -------                                    ----------   ---------------  --------------
Gartmore Bond Fund                                               (591.28)    29,825.47         27,786.81
Gartmore Emerging Markets Fund                                  6,838.88     13,017.08          7,981.03
Gartmore Global Financial Services Fund                         5,545.10     11,164.97            188.94
Gartmore Global Health Sciences Fund                            4,059.80      6,855.24          4,708.96
Gartmore Global Technology and Communications Fund              2,732.37      6,947.28          4,741.35

                                                              PROSPECTUS    DISTRIBUTOR     BROKER-DEALER
                                                              PRINTING &   COMPENSATION &   COMPENSATION &
                   FUND(1)                                    MAILING(2)    COSTS(2),(3)        COSTS
                   -------                                    ----------   ---------------  --------------
Gartmore Global Utilities Fund                                  4,373.50      8,743.92             76.58
Gartmore Government Bond Fund                                      (3.93)    57,897.67        153,902.26
Gartmore Growth Fund(4)                                           665.04     26,945.82         21,682.14
Gartmore High Yield Bond Fund                                   3,695.93     14,059.16         10,407.91
Gartmore International Growth Fund                              9,414.47     14,659.66            777.87
Gartmore Investor Destinations Aggressive Fund                  3,629.24     13,819.40        209,062.36
Gartmore Investor Destinations Moderately Aggressive Fund      10,830.95     38,981.70        361,709.36
Gartmore Investor Destinations Moderate Fund                   13,472.94     47,065.59        456,494.47
Gartmore Investor Destinations Moderately Conservative
Fund                                                            5,511.19     19,816.18        144,477.63
Gartmore Investor Destinations Conservative Fund                3,175.56     14,090.50        113,626.94
Gartmore Large Cap Value Fund                                    (144.69)     5,703.01         62,756.68
Gartmore U.S. Growth Leaders Long-Short Fund                      337.98     14,974.18         17,204.84
Gartmore Micro Cap Equity Fund                                  2,163.08      9,318.86          4,074.06
Gartmore Mid Cap Growth Fund                                       (4.09)       222.20            100.89
Gartmore Millennium Growth Fund                                   586.00     23,556.73         20,304.27
Gartmore Money Market Fund                                     19,491.73     12,638.17         57,869.10
Gartmore Morley Capital Accumulation Fund                       1,062.72     18,642.41        900,270.87
Gartmore Morley Enhanced Income Fund                               35.64          9.62          5,217.74
Gartmore Nationwide Fund                                        4,453.27    248,534.97      1,130,756.76
Gartmore Nationwide Leaders Fund                                1,937.04      4,531.26          2,026.69
Gartmore Small Cap Fund                                           404.19      8,537.57         51,564.25
Gartmore Tax-Free Income Fund                                     768.07     57,420.07         22,800.86
Gartmore U.S. Growth Leaders Fund                               4,293.69     12,655.15          7,913.15
Gartmore Value Opportunities Fund                                 273.72     19,488.08         31,795.19
Gartmore Worldwide Leaders Fund                                 2,703.31     21,447.46         14,818.22
Gartmore Bond Index Fund                                          162.60        820.98        116,959.41
Gartmore International Index Fund                                 215.70        671.72         35,790.58
Gartmore Mid Cap Market Index Fund                                107.96      1,083.57         61,448.46
Gartmore S&P 500 Index Fund                                     1,639.99     21,597.92        499,743.09
Gartmore Small Cap Index Fund                                     (63.63)       987.01         49,271.62
NorthPointe Small Cap Value Fund                                     N/A           N/A               N/A

------------------

(1) The other Funds of the Trust for which GDSI acted as distributor had not commenced operations as of October 31, 2003.

(2) Printing and mailing of prospectuses to other than current Fund shareholders.

(3) For the fiscal year ended October 31, 2003, the 12b-1 fees relating to the Class B and Class C shares (now Class X and Class Y shares, respectively) for the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Income Funds were used to pay GDSI for advancing the commission costs to dealers with respect to the initial sale of such shares.

(4) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The Rule 12b-1 fees listed for the Gartmore Growth Fund do not include the fees GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Morley Capital Accumulation Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns GGAMT. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D or Institutional Service and Service Class shares of each Fund (as applicable), Prime shares of the Money Market Fund and IRA Class shares of the Gartmore Morley Capital Accumulation Fund.

         The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation ("NISC") has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.

         During the fiscal year ended October 31, 2003, NFS and its affiliates received $4,191,583 in administrative services fees from the Funds.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly owned subsidiary of GGI, provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. GGI is a wholly-owned, indirect subsidiary of GGAMT. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:

 ASSET LEVEL(1)                             AGGREGATE TRUST FEE
 --------------                             -------------------
$0 - $1 billion                                  0.25%
$1 - $3 billion                                  0.18%
$3 - $4 billion                                  0.14%
$4 - $5 billion                                  0.07%
$5 - $10 billion                                 0.04%

    $10 - $12 billion                            0.02%
greater than $12 billion                         0.01%

(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.

         During the fiscal year ended October 31, 2003 and the period from December 1, 2001 through October 31, 2002 (unless otherwise noted), GSA and GISI were paid combined fund administration and transfer agency fees from the Funds as follows:

                                                   YEAR ENDED          PERIOD ENDED
                     FUND                       OCTOBER 31, 2003     OCTOBER 31, 2002
                     ----                       ----------------     ----------------
Gartmore Bond Fund                                 $  198,541          $  262,536
Gartmore Emerging Markets Fund                          9,420              12,332
Gartmore Global Financial Services Fund                 3,989               6,436
Gartmore Global Health Sciences Fund                    7,613               5,234
Gartmore Global Technology and Communications
Fund                                                    6,334              15,130
Gartmore Global Utilities Fund                          3,121               6,391
Gartmore Government Bond Fund                         319,230             318,360
Gartmore Growth Fund(1)                               373,341(1)          844,765
Gartmore High Yield Bond Fund                         134,026             138,810
Gartmore International Growth Fund                      7,880              18,815
Gartmore Investor Destinations Aggressive Fund              0                   0
Gartmore Investor Destinations Moderately
Aggressive Fund                                             0                   0
Gartmore Investor Destinations Moderate Fund                0                   0
Gartmore Investor Destinations Moderately
Conservative Fund                                           0                   0
Gartmore Investor Destinations Conservative
Fund                                                        0                   0
Gartmore Large Cap Value Fund                          33,147              48,385
Gartmore U.S. Growth Leaders Long-Short Fund       $   12,672(2)              N/A
Gartmore Micro Cap Equity Fund                          6,328               2,151(3)
Gartmore Mid Cap Growth Fund                            1,674                 440(4)
Gartmore Millennium Growth Fund                        24,594          $  108,436
Gartmore Money Market Fund                          2,367,553           2,867,503
Gartmore Morley Capital Accumulation Fund             516,077             107,560
Gartmore Morley Enhanced Income Fund                  147,599              59,153
Gartmore Nationwide Fund                            2,162,969           3,192,349
Gartmore Nationwide Leaders Fund                        3,345               5,022
Gartmore Tax-Free Income Fund                         273,386             357,703
Gartmore U.S. Growth Leaders Fund                       9,575              10,610
Gartmore Value Opportunities Fund                      35,354              63,413
Gartmore Worldwide Leaders Fund                        11,828               8,795
Gartmore Bond Index Fund                              474,186             201,403
Gartmore International Index Fund                     295,515             174,813
Gartmore Mid Cap Market Index Fund                    224,679             103,722
Gartmore S&P 500 Index Fund                         1,004,095             706,889

                                                   YEAR ENDED          PERIOD ENDED
                     FUND                       OCTOBER 31, 2003     OCTOBER 31, 2002
                     ----                       ----------------     ----------------
Gartmore Small Cap Fund                                38,391              57,000
Gartmore Small Cap Index Fund                         101,274              76,612
NorthPointe Small Cap Value Fund                       42,342              49,488

-----------------------

(1) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The combined fund administration and transfer agency fees listed for the Gartmore Growth Fund do not include the fees GSA and GSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

(2) For the period from July 1, 2003 through October 31, 2003. For the period June 23, 2003 through June 30, 2003, GSA and GISI were paid $873 in combined fund administration and transfer agency fees. During the period from April 1, 2003 through June 22, 2003, the Montgomery Fund paid GSA $5,024 for fund administration fees. For the period from July 1, 2002 through March 31, 2003, and its fiscal years ended June 30, 2002 and 2001, the Montgomery Fund paid its administrator, Montgomery Asset Management, LLC, $48,452, $78,891 and $293,904, respectively in administrative and fund accounting fees. The Montgomery Fund paid DST Systems, Inc., its former transfer agent, $158,392, $129,881, and $211,749 in transfer agency fees for the period July 1, 2002 to June 22, 2003 and its fiscal years ended June 30, 2002, and 2001, respectively.

(3)  The Fund commenced operations on June 27, 2002

(4)  The Fund commenced operations on October 1, 2002.

         The other Funds of the Trust for which GSA acts as administrator and GISI serves as transfer agent had not yet commenced operations as of October 31, 2003.

         During the period from November 1, 2001 until November 30, 2001, and the fiscal year ended October 31, 2001, GSA earned fund administration fees (under a previous fee schedule) from the Funds as follows:

                                                        PERIOD FROM
                                                       NOVEMBER 1 TO          YEAR ENDED
                                                        NOVEMBER 30,         OCTOBER 31,
                   FUND                                     2001                 2001
                   ----                                     ----                 ----
Gartmore Millennium Growth Fund                           $  1,533            $ 25,459
Gartmore Growth Fund                                        21,414             319,221
Gartmore Nationwide Fund                                    69,412             907,738
Gartmore Tax-Free Income Fund                               12,340             148,982
Gartmore Bond Fund                                           7,998              85,965
Gartmore Government Bond Fund                               10,704              94,874(1)
Money Market Fund                                           71,931             812,284
Gartmore S&P 500 Index Fund                                 17,028             177,923
Gartmore Large Cap Value Fund                                6,164              75,000
Gartmore Small Cap Fund                                      6,164              75,000

Gartmore Morley Capital Accumulation Fund                    4,110              50,000
Gartmore Value Opportunities Fund                            6,164              75,000
Gartmore Morley Enhanced Income Fund                         6,164              75,000
Gartmore High Yield Bond Fund                                6,164              75,000
Gartmore Investor Destinations Aggressive Fund               6,164              75,000

                                                     PERIOD FROM       YEAR ENDED
                                                    NOVEMBER 1 TO      OCTOBER 31,
                      FUND                        NOVEMBER 30, 2001       2001
                      ----                        -----------------       ----
Gartmore Investor Destinations Moderately
Aggressive Fund                                         6,164            75,000

Gartmore Investor Destinations Moderate Fund            6,164            75,000

Gartmore Investor Destinations Moderately
Conservative Fund                                       6,164            75,000

Gartmore Investor Destinations Conservative Fund        6,164            75,000

Gartmore Small Cap Index Fund                           6,164            75,000

Gartmore Mid Cap Market Index Fund                      6,164            75,000

Gartmore International Index Fund                       6,164            75,000

Gartmore Bond Index Fund                                6,164            75,000

NorthPointe Small Cap Value Fund                        6,164            75,000

Gartmore U.S. Growth Leaders Fund                       6,164            75,000


Gartmore Global Technology and Communications
Fund                                                    6,164            75,000

Gartmore Emerging Markets Fund                          6,164            75,000

Gartmore International Growth Fund                      6,164            75,000

Gartmore Worldwide Leaders Fund                         6,164            75,000

Gartmore Global Health Sciences Fund                    6,164            63,081

(1) The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The fund administration fees listed do not include the fund administration fees NAS/GSA received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

         During the period from November 1, 2001 until November 30, 2001, and the fiscal year ended October 31, 2001, GISI earned transfer agency fees (under a previous fee schedule) from the Funds as follows:

                                                     PERIOD FROM       YEAR ENDED
                                                    NOVEMBER 1 TO      OCTOBER 31,
                      FUND                        NOVEMBER 30, 2001       2001
                      ----
Gartmore Millennium Growth Fund                       $   23,027        $  352,953

Gartmore Growth Fund                                     122,172         1,851,859

Gartmore Nationwide Fund                                 227,382         3,373,316

Gartmore Tax-Free Income Fund                             15,747           227,188

Gartmore Bond Fund                                        17,840           246,294

Gartmore Government Bond Fund                             10,557            98,553(1)

Gartmore Money Market Fund                               104,751         1,465,056

                                                     PERIOD FROM       YEAR ENDED
                                                    NOVEMBER 1 TO      OCTOBER 31,
                      FUND                        NOVEMBER 30, 2001       2001
                      ----
Gartmore S&P 500 Index Fund                              4,701            99,084

Gartmore Large Cap Value Fund                            1,839            22,172

Gartmore Small Cap Fund                                  2,783            34,164

Gartmore Morley Capital Accumulation Fund                  393             5,907

Gartmore Value Opportunities Fund                        6,116            53,754

Gartmore Morley Enhanced Income Fund                       321             3,855

Gartmore High Yield Bond Fund                            1,170            12,352

Gartmore Investor Destinations Aggressive Fund             266             1,343

Gartmore Investor Destinations Moderately
Aggressive Fund                                            365             1,575

Gartmore Investor Destinations Moderate Fund               544             2,601

Gartmore Investor Destinations Moderately
Conservative Fund                                          155               961

Gartmore Investor Destinations Conservative Fund           127               899

Gartmore Small Cap Index Fund                              178             1,061

Gartmore Mid Cap Market Index Fund                         334             1,864

Gartmore International Index Fund                          728             7,906

Gartmore Bond Index Fund                                   423             1,523

NorthPointe Small Cap Value Fund                           268             5,222

Gartmore U.S. Growth Leaders Fund                        1,243            28,496

Gartmore Global Technology and Communications
Fund                                                     2,230            38,646

Gartmore Emerging Markets Fund                             268             3,077

Gartmore International Growth Fund                         275             3,614

Gartmore Worldwide Leaders Fund                            138             1,753

Gartmore Global Health Sciences Fund                        23               425

(1) The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The transfer agency fees listed do not include the transfer agency fees GISI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

SUB-ADMINISTRATORS

         GSA and GISI have entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

      ASSET LEVEL (1)                                          FEE
      ------------                                             ---
    $0 - $1 billion                                           0.20%
    $1 - $3 billion                                           0.15%
    $3 - $4 billion                                           0.10%
    $4 - $5 billion                                           0.05%
    $5 - $10 billion                                          0.02%
    $10 - $12 billion                                         0.01%
greater than $12 billion                                     0.005%

(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.

         BISYS received the following amounts for the sub-administration services and sub-transfer agency services it provided:

                                 YEARS ENDED
OCTOBER 31, 2003          OCTOBER 31, 2002               OCTOBER 31, 2001*
  $11,066,990                $10,808,275              $7,374,769 / $4,367,098

         * Pursuant to a previous fee schedule. First amount listed is for sub-administration services it provided, the second figure is for sub-transfer agency services it provided.

         From December 29, 1999 to October 15, 2001, FAM provided the fund accounting, custody and other administrative services at the series level with respect to the Index Funds pursuant to a Sub-Administration Agreement. Such Sub-Administration Agreement was terminated as of October 15, 2001.

CUSTODIAN

         JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

LEGAL COUNSEL

         Stradley Ronon Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

AUDITORS

         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as independent accountants for the Trust.

BROKERAGE ALLOCATION

         A Fund's adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-

-------------------
(1) Because the Funds of Funds will invest exclusively in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of
Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator.

         For the fiscal year ended October 31, 2003, the clients (including the Funds) of all the affiliated advisers of GGI, including but not limited to GMF, GSA, GGAMT, and GMCM, paid soft dollar commissions in the total amount of $$6,776,283. GGI directs security transactions to brokers providing brokerage and research services to the benefit of all GGI clients, including the Funds.

         During the fiscal years ended October 31, 2003, 2002 and 2001, the following brokerage commissions were paid by the Funds:

                                                                          YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------
                     FUND                                        2003             2002             2001
                     ----                                     -----------      -----------      -----------
Gartmore Bond Fund                                            $         0      $         0      $         0
Gartmore Emerging Markets Fund                                     76,325           17,775           14,115
Gartmore Global Financial Services Fund                            20,825           11,921                0(1)
Gartmore Global Health Sciences Fund                               91,666           61,104           20,681
Gartmore Global Technology and Communications Fund                402,787          106,156           55,126
Gartmore Global Utilities Fund                                     11,125           17,800                0
Gartmore Government Bond Fund                                           0                0                0(2)
Gartmore Growth Fund                                            2,786,297(2,3)   2,369,315        1,752,999
Gartmore High Yield Bond Fund                                           0                0                0
Gartmore International Growth Fund                                 68,383           55,648           60,696
Gartmore Investor Destinations Aggressive Fund                          0                0                0
Gartmore Investor Destinations Moderately Aggressive Fund               0                0                0
Gartmore Investor Destinations Moderate Fund                            0                0                0

                                                                          YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------
                     FUND                                        2003             2002             2001
                     ----                                     -----------      -----------      -----------
Gartmore Investor Destinations Moderately Conservative Fund             0                0                0
Gartmore Investor Destinations Conservative Fund                        0                0                0
Gartmore Large Cap Value Fund                                      40,543           53,615          132,343
Gartmore U.S. Growth Leaders Long-Short Fund                      154,993(3)           N/A              N/A
Gartmore Micro Cap Equity Fund                                    106,843           14,740(4)             0
Gartmore Mid Cap Growth Fund                                        3,485                 (5)             0
Gartmore Millennium Growth Fund                                   606,307          295,502          268,942
Gartmore Morley Capital Accumulation Fund                               0                0                0
Gartmore Morley Enhanced Income Fund                               21,087            8,330            6,218
Gartmore Nationwide Fund                                        5,536,245        1,454,231        3,303,085
Gartmore Nationwide Leaders Fund                                   15,059            3,351                0(6)
Gartmore Small Cap Fund                                           397,647          619,393          188,603
Gartmore Tax-Free Income Fund                                           0                0                0
Gartmore U.S. Growth Leaders Fund                                 196,198           67,098           25,573
Gartmore Value Opportunities Fund                                 133,153          114,222           97,474
Gartmore Worldwide Leaders Fund                                   359,715           51,210            3,720
Gartmore Bond Index Fund                                                0            1,143                0(7)
Gartmore International Index Fund                                 175,976          150,932           37,336(8)
Gartmore Mid Cap Market Index Fund                                113,934           68,549            9,488(8)
Gartmore S&P 500 Index Fund                                       144,586          161,348           97,758
Gartmore Small Cap Index Fund                                     100,143           40,574            4,991(8)
NorthPointe Small Cap Value Fund                                  178,073          146,906          119,451

-----------------------

(1)      Fund commenced operations December 18, 2001.

(2) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The brokerage commissions listed for the Gartmore Growth Fund do not include the brokerage commissions paid by the Nationwide Large Cap Growth Fund prior to the reorganization.

(3) For the period June 23, 2003 to October 31, 2003. The Montgomery Fund paid brokerage commissions of $489,400, $608,887 and $1,720,867 for the period July 1, 2002 to June 22, 2003, and its fiscal years ended June 30, 2002 and 2001, respectively.

(4)      The Fund commenced operations on June 27, 2002

(5)      The Fund commenced operations on October 1, 2002.

(6)      The Fund commenced operations on December 28, 2001.

(7) For the period October 15, 2001 to October 31, 2001. Prior to October 15, 2001, the Fund, under a master-feeder arrangement, invested all of its assets in shares of a corresponding series of a master trust.

         The other funds of the Trust had not yet begun operations as of October 31, 2003.

         During the fiscal year ended October 31, 2003, the Gartmore Bond Fund, Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Mid Cap Growth Fund, Gartmore Millennium Growth Fund, Gartmore Money Market Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund, Gartmore Nationwide Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Value Opportunities Fund, Gartmore Worldwide Leaders Fund, Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Index Fund, Gartmore S&P 500 Index Fund, Gartmore Small Cap Index Fund and NorthPointe Small Cap Value Fund held investments in securities of their regular broker-dealers as follows:

                                                 APPROXIMATE AGGREGATE
                                                   VALUE OF ISSUER'S
                                                SECURITIES OWNED BY THE
                                                       FUND AS OF
                                                    FISCAL YEAR END                 NAME OF
                    FUND                            OCTOBER 31, 2003            BROKER OR DEALER
                    ----                            ----------------            ----------------
Gartmore Bond Fund                                    $ 2,285,981          Merrill Lynch & Co., Inc.
                                                        1,136,642          Lehman Brothers, Inc.
                                                        1,072,429          Leggett & Platt, Inc.

Gartmore Growth Fund                                    3,340,656          Merrill Lynch & Co., Inc.
                                                        1,953,045          Legg Mason, Inc.
                                                        1,737,150          Goldman Sachs Group, Inc.

Gartmore Large Cap Value Fund                             230,454          Morgan Stanley Dean Witter & Co.
                                                          278,240          Merrill Lynch & Co., Inc.
                                                          201,600          Lehman Brothers, Inc.
                                                          178,410          Goldman Sachs Group, Inc.
                                                          244,000          Bears Stearns Companies, Inc.

Gartmore U.S. Growth Leaders Long-Short Fund              267,615          Goldman Sachs Group, Inc.

Gartmore Mid Cap Growth Fund                               23,188          Ameritrade Holdings Corp.

Gartmore Millennium Growth Fund                           423,577          E-Trade Group, Inc.

Gartmore Money Market Fund                             19,586,409          Morgan Stanley Dean Witter & Co.
                                                       30,000,000          Goldman Sachs Group, Inc.
                                                       37,951,800          Bears Stearns Companies, Inc.

Gartmore Morley Capital Accumulation Fund              32,459,042          Bears Stearns Companies, Inc.
                                                       66,779,552          Morgan Stanley Dean Witter & Co.

Gartmore Morley Enhanced Income Fund                   15,086,952          Morgan Stanley Dean Witter & Co.
                                                        4,928,800          Bears Stearns Companies, Inc.

Gartmore Nationwide Fund                               26,877,214          Merrill Lynch & Co., Inc.
                                                       24,038,682          Goldman Sachs Group, Inc.

Gartmore US Growth Leaders Fund                           758,944          Merrill Lynch & Co., Inc.

Gartmore Value Opportunities Fund                         274,725          Legg Mason Inc.
                                                          227,088          Friedman Billings Ramsey
Gartmore Worldwide Leaders Fund                       $ 1,943,730          Goldman Sachs Group, Inc.

Gartmore Bond Index Fund                               20,757,150          Morgan Stanley Dean Witter & Co.
                                                          953,695          Lehman Brothers, Inc.
                                                        1,354,995          Goldman Sachs Group, Inc.
                                                          514,572          Bears Stearns Companies, Inc.

Gartmore International Index Fund                         361,404          Nikko Securities
                                                          497,312          Daiwa Securities Ltd
                                                          289,553          Amvescap Plc

                                                 APPROXIMATE AGGREGATE
                                                   VALUE OF ISSUER'S
                                                SECURITIES OWNED BY THE
                                                       FUND AS OF
                                                    FISCAL YEAR END                 NAME OF
                    FUND                            OCTOBER 31, 2003            BROKER OR DEALER
                    ----                            ----------------            ----------------
Gartmore Mid Cap Index Fund                             1,465,200          Legg Mason Inc.
                                                          866,700          Edwards (A. G.), Inc.
                                                          964,080          E-Trade Group, Inc.

Gartmore S&P 500 Index Fund                             1,650,252          Schwab (Charles) Corp.
                                                        6,144,123          Morgan Stanley Dean Witter & Co.
                                                        4,962,440          Merrill Lynch & Co., Inc.
                                                        2,008,800          Lehman Brothers, Inc.
                                                        4,601,100          Goldman Sachs Group, Inc.
                                                          905,926          Bears Stearns Companies, Inc.

Gartmore Small Cap Index Fund                              33,755          Soundview Technology
                                                           35,805          SWS Group, Inc.
                                                          171,616          Knight Trading Group, Inc.
                                                           20,090          First Albany Co., Inc.

NorthPointe Small Cap Value Fund                          260,354          Friedman Billings Ramsey

         Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers. The advisers and subadvisers do not deem it practicable or in the Funds' best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

         During the fiscal years ended October 31, 2003, 2002 and 2001, the following brokerage commissions were paid by the Funds to affiliated brokers:

                     COMMISSIONS PAID TO AFFILIATED BROKERS

              FUND                             BROKER            2003       2002              2001
---------------------------------------------------------------------------------------------------
Gartmore Large Cap Value Fund               Brinson Partners    $     0    $     0           $   42
Gartmore S&P 500 Index Fund                 Merrill Lynch       $20,996    $16,787           $4,123
Gartmore Small Cap Index Fund               Merrill Lynch       $ 3,465    $ 2,223           $    9
Gartmore International Index Fund           Merrill Lynch       $72,038    $39,500           $  108
Gartmore Mid Cap Market
     Index Fund                             Merrill Lynch       $ 5,967    $ 4,071           $   77

         During the year ended October 31, 2003, commissions paid by the Gartmore S&P 500 Index Fund to Merrill Lynch represented 14.52% of aggregate commissions paid by the Fund and 76.64% of the aggregate dollar amount of transactions involving the payment of commissions.

         During the year ended October 31, 2003, commissions paid by the Gartmore Small Cap Index Fund to Merrill Lynch represented 3.46% of total commissions paid by the Fund and 64.95% of the aggregate dollar amount of transactions involving the payment of commissions.

         During the year ended October 31, 2003, commissions paid by the Gartmore International Index Fund to Merrill Lynch represented 40.94% of aggregate commissions paid by the Fund and 75.30% of the aggregate dollar amount of transactions involving the payment of commissions.

         During the year ended October 31, 2003, commissions paid by the Gartmore Mid Cap Market Index Fund to Merrill Lynch represented 5.24% of aggregate commissions paid by the Fund and 71.86% of the aggregate dollar amount of transactions involving the payment of commissions.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

AS DESCRIBED IN THE GARTMORE NATIONWIDE PRINCIPAL PROTECTED FUND'S PROSPECTUS, EXCEPT FOR REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, NO SALES OF FUND SHARES WILL BE MADE DURING THE GUARANTEE PERIOD. SALES WILL ONLY BE AVAILABLE DURING THE OFFERING PERIOD AND THE POST-GUARANTEE PERIOD.

CLASS A AND CLASS D SALES CHARGES

         The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases. Class A Shares of the Funds (other than the Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Morley Enhanced Income Fund and Gartmore High Yield Bond Fund):

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                       -----------------            ------------------               ----------
less than $50,000                           5.75%                          6.10%                        5.00%
$50,000 to $99,999                          4.75                           4.99                         4.00
$100,000 to $249,999                        3.50                           3.63                         3.00
$250,000 to $499,999                        2.50                           2.56                         2.00
$500,000 to $999,999                        2.00                           2.04                         1.75
$1 million or more                          None                           None                         None

CLASS A SHARES OF THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, GARTMORE TAX-FREE INCOME FUND AND GARTMORE HIGH YIELD BOND FUND

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $50,000                             4.75%                       4.99%                         4.00%
$50,000 to $99,999                            4.50                        4.71                          3.75
$100,000 to $249,999                          3.50                        3.63                          3.00
$250,000 to $499,999                          2.50                        2.56                          2.00
$500,000 to $999,999                          2.00                        2.04                          1.75
$1 million or more                            None                        None                          None

CLASS A SHARES OF THE GARTMORE MORLEY ENHANCED INCOME FUND

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $50,000                             3.75%                        3.90%                        3.00%
$50,000 to $99,999                            3.00                         3.09                         2.25
$100,000 to $249,999                          2.25                         2.30                         1.75
$250,000 to $499,999                          1.75                         1.78                         1.50
$500,000 to $999,999                          1.50                         1.52                         1.25
$1 million or more                            None                         None                         None

CLASS A SHARES OF THE GARTMORE MORLEY CAPITAL ACCUMULATION FUND

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $50,000                             3.00%                       3.09%                         2.25%
$50,000 to $99,999                            2.75                        2.83                          2.00
$100,000 to $249,999                          2.25                        2.30                          1.75
$250,000 to $499,999                          1.75                        1.78                          1.50
$500,000 to $999,999                          1.50                        1.52                          1.25
$1 million or more                            None                        None                          None

CLASS D SHARES OF THE FUNDS

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $50,000                           4.50%                         4.71%                         4.00%
$50,000 to $99,999                          4.00                          4.17                          3.50
$100,000 to $249,999                        3.00                          3.09                          2.50
$250,000 to $499,999                        2.50                          2.56                          1.75
$500,000 to $999,999                        2.00                          2.04                          1.25
$1 million to $24,999,999                   0.50                          0.50                          0.50
$25 million or more                         None                          None                          None

NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)*

         You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

         The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by GDSI:

(1) shares sold to other registered investment companies affiliated with GGI,

(2)      shares sold:

         (a) to any pension, profit sharing, or other employee benefit plan for the employees of GGI, any of its affiliated companies, or investment advisory clients and their affiliates;

         (b)      to any endowment or non-profit organization;

         (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

         (d) to any life insurance company separate account registered as a unit investment trust.

(3)      for Class D shares and Class A shares:

         (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts) and to Directors and retired Directors of Gartmore Mutual Funds II, Inc.;

         (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and its affiliates;

         (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

         (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

         (e) to any person who pays for the shares with the proceeds of one of the following sales:

                           -        Sales of non-Gartmore mutual fund shares

                           - Sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

                           - Sales of Class A shares of another Fund or the Gartmore Focus Fund (each a "Gartmore Fund") when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares).

                           To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and D shares for those Funds which have Class D shares).

(4)      Class A shares sold:

         (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Trust's distributor to waive sales charges for those persons;

         (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Trust's distributor;

         (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

         (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

* Only provision 3(e) applies to the Class A shares of the Gartmore Morley Capital Accumulation Fund. Within the special class structure of the Gartmore Morley Capital Accumulation Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Gartmore Morley Capital Accumulation Fund (each of these other classes has no front-end sales charge). See the Gartmore Morley Capital Accumulation Fund's prospectus for more information

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The above tables show how the sales charge decreases as the amount of your investment increases.

- Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market
         Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

- Letter of Intent Discount. State in writing that during a 13-month period you or a group of family embers who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent 1-800-848-0920 for more information.

CLASS B AND CLASS X SHARES OF THE FUNDS AND CDSC

         GDSI compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust's distributor, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                                  CDSC ON SHARES
YEARS OF AFTER PURCHASE                                             BEING SOLD
-----------------------                                           --------------
First                                                                 5.00%
Second                                                                4.00%
Third                                                                 3.00%
Fourth                                                                3.00%
Fifth                                                                 2.00%
Sixth                                                                 1.00%
Seventh and following                                                 0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

         For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

CONVERSION FEATURES FOR CLASS B AND CLASS X SHARES

         Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B or Class X shares converting to Class A shares bears to the shareholder's total Class B or Class X shares not acquired through dividends and distributions.

         If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund [the "Fixed Income Funds"] to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B or Class X shares into the Prime Shares of the Gartmore Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDERS' FEE AND CORRESPONDING CDSC

         Beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Gartmore Funds and avoid the front-end sales charge. Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts are also applicable. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems any Class A shares within 18 months of the date of purchase (24 months for Gartmore Morley Capital Appreciation Fund). With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

         - The purchase can be made in any combination of the Funds. The amount of the finder's fee will be determined based on the particular combination of the Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Fund.

         - The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Gartmore Morley Capital Appreciation Fund).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE

                                                                         AMOUNT OF PURCHASE
                                                           --------------------------------------------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                    FUNDS PURCHASED                         $3,999,999          $24,999,999         OR MORE
                    ---------------                        -------------       -------------      -----------
Gartmore International Growth Fund, Gartmore Emerging          1.00%               0.50%              0.25%
Markets Fund, Gartmore Global Technology and
Communications Fund, Gartmore Global Financial
Services Fund, Gartmore Global Utilities Fund,
Gartmore Global Health Sciences Fund, Gartmore
Nationwide Leaders Fund, Gartmore U.S. Growth
Leaders, Gartmore Worldwide Leaders Fund, Gartmore
Millennium Growth Fund, Gartmore Value Opportunities
Fund, Gartmore Micro Cap Equity Fund, Gartmore U.S.
Growth Leaders Long-Short Fund, Gartmore Principal
Protected Fund[, Gartmore China Opportunities Fund
and Gartmore Global Natural Resources Fund]

Gartmore Convertible Fund, Gartmore Nationwide Fund,           0.50%               0.50%              0.25%
Gartmore Growth Fund, Gartmore Large Cap Value Fund,
Gartmore Mid Cap Growth Fund, Gartmore Small Cap Fund
and Gartmore Small Cap Growth Fund

Gartmore S&P 500 Index Fund, Gartmore Small Cap Index          None                None               None
Fund, Gartmore Mid Cap Market Index Fund, Gartmore
International Index Fund and Gartmore Bond Index Fund

Investor Destination Series Funds [and Asset                   0.15%               0.10%              0.05%
Allocation Funds]

Gartmore High Yield Bond Fund, Gartmore Bond Fund,             0.75%               0.50%              0.25%
Gartmore Government Bond Fund and Gartmore Tax-Free
Income Fund

Gartmore Morley Enhanced Income Fund                           0.50%               0.25%              0.15%

Gartmore Morley Capital Accumulation Fund                      0.35%               0.25%              0.15%

CDSC FOR CLASS C SHARES

         You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Trust's distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from the front-end sales charges and its own resources at the rate of 1.85% of sales of Class C shares of the Gartmore Bond Fund, Gartmore Tax-Free

Income Fund, Gartmore Money Market Fund and Gartmore Government Bond Fund and at the rate of 2.00% of sales of Class C shares of the remaining Funds having Class C shares.

OTHER DEALER COMPENSATION

         In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, GDSI or an affiliate of GDSI will pay additional amounts from its own resources to dealers and other financial intermediaries, including its affiliate Nationwide Financial Services, Inc. or is subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders. In particular, GDSI is authorized to enter into special compensation arrangements with dealers, based primarily on the sale of Fund shares. Such arrangements may be discontinued at any time at the discretion of GDSI. GDSI may also provide marketing support, such as investment seminars for investors and educational activities with brokers, to the dealers selling Fund shares.

CLASS X AND CLASS Y SHARES (THE FIXED INCOME FUNDS)

         If you owned Class B or Class C shares of the Fixed Income Funds on September 1, 2003, your shares were redesignated as Class X or Class Y shares, respectively. Class X and Class Y shares of the Fixed Income Funds retain the same fee and expense structure as the formerly designated Class B and Class C shares. Class X and Class Y shares of a Fixed Income Fund are not offered to the public and may only be purchased by existing Class X or Class Y shareholders (former Class B and Class C shareholders, respectively) of that Fixed Income Fund as a subsequent purchase or through the reinvestment of dividends and/or income. Specifically, only Class X shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class X shares of that Fixed Income Fund, and only Class Y shareholders of a Fixed Income Fund will be permitted to purchase additional Class Y shares of that Fixed Income Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of a Fixed Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Fixed Income Fund in the future.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with GDSI to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

         A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund). Those fees are 1.50% or 2.00% of the total redemption amount depending on the Fund and are paid directly to the appropriate fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.

IN KIND REDEMPTIONS

         The Funds generally plan to redeem their shares for cash with the following exceptions. The Gartmore Morley Capital Accumulation Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Gartmore Morley Capital Accumulation Fund - Redemption in Kind" below for more information.

         As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

         The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value per share.

REDEMPTION OF SHARES OF THE GARTMORE MORLEY CAPITAL ACCUMULATION FUND

         Other Redemption Requirements. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name; (ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

         Redemption Fees. Generally, redemption requests on all Shares will be subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

         The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of The Wall Street Journal. If the Dealer Commercial Paper (90-day) Index is not available in The Wall Street Journal, the Fund may use alternative sources of information for 90-day dealer commercial paper rates.

         Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable to the Fund when the Trigger is active.

                                    EXAMPLE

         An IRA Class or Class A shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

         The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

                  [((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

         Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

         The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

         Redemption in Kind. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of GMCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of Class A or IRA Class Shares.

         To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

         To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

         A Wrap Provider, prior to the assignment of a wrap contract to a Institutional Service Class or Institutional Class shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment, (b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

         In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, CLASS C, CLASS D, CLASS X AND CLASS Y SHARES OF A FUND AND IRA CLASS SHARES (FOR GARTMORE MORLEY CAPITAL ACCUMULATION
FUND)

         A Medallion signature guarantee is required if: (1) your account address has changed within the last 10 business days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Trust's distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Trust's distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Trust's distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B, CLASS C, CLASS D, CLASS X AND CLASS Y SHARES OF A FUND AND IRA CLASS SHARES (FOR GARTMORE MORLEY CAPITAL ACCUMULATION FUND)

         If the value of your account holding Class A, Class B, Class C, Class D, Class X or Class Y shares of a Fund (or IRA shares of the Morley Capital Accumulation Fund) falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

         We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

         For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

                              VALUATION OF SHARES

         The net asset value per share (i) for each Fund (other than Gartmore China Opportunities Fund) is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) and (ii) for Gartmore China Opportunities Fund is determined as of 5 a.m. Eastern Time, on each day that the Exchange is open and on such other days as the Board of Trustees determines (together, the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

         The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

         Some or all of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when the Fund's NAV is not calculated. As a result, the value of the Fund's investments may change on days when shareholders can not purchase or redeem shares. In addition, a foreign exchange often does not value its listed securities at the same time that the Fund's NAV is calculated. Events affecting the values of portfolio securities that occur after the time that a foreign exchange assigns a price to the portfolio securities and before the time that the Fund's NAV is calculated may not be taken into account in computing that NAV. However, the effects of significant events will be reflected in the Fund's NAV when it is determined that such significant events require fair valuation of portfolio securities that may be affected by the event.

         Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills,

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

having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

         Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund's NAV.

         The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations.

         The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

         Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

FUNDS OF FUNDS

         Shares of the Underlying Funds are valued at their respective net asset values as reported to GSA or its agent. Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if GSA

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

determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES

         MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the equity Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Gartmore Money Market Plus Growth gives investors stability of principal through the Gartmore Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Gartmore Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

         MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the fixed income Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund and monthly dividends are then automatically reinvested into one of the fixed income Funds chosen by you at such Fund's current offering price.

         When short-term interest rates increase, Gartmore Money Market Fund dividends usually also rise. At the same time, share prices of the fixed income Funds generally decrease. So, with Money Market Plus Income, when you earn higher Gartmore Money Market Fund dividends, you can generally purchase more shares of one of the fixed income Funds at lower prices. Conversely, when interest rates and Gartmore Money Market Fund dividends decrease, the share prices of the fixed income Funds usually increase -- you will automatically buy fewer shares of one of the fixed income Funds at higher prices. The Prime Shares of the Gartmore Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the fixed income Funds are subject to applicable sales charges.

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

         Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of

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

the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to another Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

         NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.

                              INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 1-800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges Among Funds

         Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Gartmore Morley Capital Accumulation Fund).

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

Exchanges into the Gartmore Nationwide Principal Protected Fund are only permitted during the Offering and Post Guarantee Periods.

         Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Gartmore Morley Capital Appreciation Fund), the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund ("Money Market Fund"). Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D, Class X, Class Y and Institutional Service Class shares of the other Gartmore Funds. If you exchange Class B, Class C, Class X or Class Y shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, Class X or Class Y (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C, Class X or Class Y (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. Class X shareholders of a Fixed Income Fund may exchange their shares for Class B shares of any of the Gartmore Funds currently accepting purchase orders and Class Y shareholders of a Fixed Income Fund may exchange their shares for Class C shares of any such Gartmore Fund. However, if you exchange out of Class X or Class Y shares of a Fixed Income Fund into Class B or Class C of another Gartmore Fund, respectively (or into Prime Shares of the Money Market Fund), you will not be permitted to exchange from Class B or Class C of the other Gartmore Fund (or Prime Shares of the Money Market Fund) back into Class X or Class Y shares of the original Fixed Income Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

         AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges for the Funds (except for the Gartmore Morley Capital Accumulation Fund and the Class X and Class Y shares of the Fixed Income Funds) by calling 1-800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

         CUSTOMER SERVICE LINE - By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

         The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

         The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

         The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

         BY MAIL OR FAX - Write or fax to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or FAX (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

         BY ON LINE ACCESS - Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

         FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE GARTMORE MONEY MARKET FUND ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your

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

         check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.

                                INVESTOR SERVICES

         AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 1-800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

         TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time (Monday through Friday). Call toll free: 1-800-848-0920 or contact us at our FAX telephone number (614) 428-3278.

         RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdale IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

         SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

         CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

         For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

         AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984.

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

         Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

         Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

         SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

         PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.

         UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on three or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until the Funds receives notification of the shareholder's correct mailing address.

                          FUND PERFORMANCE ADVERTISING

         Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

         Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven-calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven-day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class.

         The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

         Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

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

         There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Before-Tax Performance. Except for the Gartmore Money Market Fund and the Gartmore Morley Capital Accumulation Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

         Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

         The Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund

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

and the Gartmore High Yield Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

         The Gartmore Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

         On June 23, 2003, the Montgomery Fund was reorganized with and into the Gartmore Long-Short Equity Plus Fund. The Montgomery Fund is considered the survivor for accounting and performance purposes. Performance shown for the Gartmore Long-Short Equity Plus Fund reflects the returns for the Montgomery Fund through June 22, 2003, and the Gartmore Long-Short Equity Plus Fund from June 23, 2003 through the most recent period shown. From the Montgomery Fund's inception on December 31, 1997 until January 18, 2003, Montgomery Asset Management, LLC ("MAM") served as its investment adviser. On January 18, 2003, GMF replaced MAM as the investment adviser for the Montgomery Fund.

NONSTANDARD RETURNS

         The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

         Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

         The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

         Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon

Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as The Wall Street Journal, Barron's, Investor's Business Daily, Standard & Poor's Outlook and, Columbus Dispatch. The rankings may or may not include the effects of sales charges.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Trust presently offers the following 47 series of shares of beneficial interest, without par value and with the various classes listed:

                      FUND                                                     SHARE CLASS
-----------------------------------------------------   ---------------------------------------------------------------
Gartmore Actively Managed Aggressive Asset Allocation   Class A, Class B, Class C, Institutional Service Class,
Fund                                                    Institutional Class

Gartmore Actively Managed Moderately Aggressive Asset   Class A, Class B, Class C, Institutional Service Class,
Allocation Fund                                         Institutional Class

Gartmore Actively Managed Moderate Asset Allocation     Class A, Class B, Class C, Institutional Service Class,
Fund                                                    Institutional Class

Gartmore Asia Pacific Leaders Fund                      Class A, Class B, Class C, Institutional Service Class

Gartmore Bond Fund                                      Class A, Class B, Class C, Class D, Class R, Class X, Class Y

Gartmore China Opportunities Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Convertible Fund                               Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Emerging Markets Fund                          Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore European Leaders Fund                          Class A, Class B, Class C, Institutional Service Class

Gartmore Global Financial Services Fund                 Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Global Health Sciences Fund                    Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Global Natural Resources Fund                  Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Technology and Communications Fund      Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Global Utilities Fund                          Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Government Bond Fund                           Class A, Class B, Class C, Class D, Class R, Class X, Class Y

Gartmore Growth Fund                                    Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class

Gartmore High Yield Bond Fund                           Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore International Growth Fund                      Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Investor Destinations Aggressive Fund          Class A, Class B, Class C, Class R, Service Class

                      FUND                                                     SHARE CLASS
-----------------------------------------------------   ---------------------------------------------------------------
Gartmore Investor Destinations Moderately Aggressive    Class A, Class B, Class C, Class R, Service Class
Fund

Gartmore Investor Destinations Moderate Fund            Class A, Class B, Class C, Class R, Service Class

Gartmore Investor Destinations Moderately               Class A, Class B, Class C, Class R, Service Class
Conservative Fund

Gartmore Investor Destinations Conservative Fund        Class A, Class B, Class C, Class R, Service Class

Gartmore Large Cap Value Fund                           Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Micro Cap Equity Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Mid Cap Growth Fund                            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Millennium Growth Fund                         Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class

Gartmore Money Market Fund                              Service Class, Prime Shares, Class C, Institutional Class

Gartmore Morley Capital Accumulation Fund               Class A, Service Class, Institutional Class, IRA Class

Gartmore Morley Enhanced Income Fund                    Class A, Class R, Institutional Class, Institutional Service
                                                        Class

Gartmore Nationwide Fund                                Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class

Gartmore Nationwide Leaders Fund                        Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore OTC Fund                                       Class A, Class B, Class C, Institutional Service Class,
                                                        Institutional Class

Gartmore Small Cap Fund                                 Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Small Cap Growth Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Tax-Free Income Fund                           Class A, Class B, Class C, Class D, Class X, Class Y

Gartmore Nationwide Principal Protected Fund            Class A, Class B, Class C

Gartmore U.S. Growth Leaders Fund                       Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore U.S. Growth Leaders Long-Short Fund            Class A., Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Value Opportunities Fund                       Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Worldwide Leaders Fund                         Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Bond Index Fund                                Class A, Class B, Class C, Class R, Institutional Class

                      FUND                                                     SHARE CLASS
-----------------------------------------------------   -------------------------------------------------------------
Gartmore International Index Fund                       Class A, Class B, Class C, Class R, Institutional Class

Gartmore Mid Cap Market Index Fund                      Class A, Class B, Class C, Class R, Institutional Class

Gartmore S&P 500 Index Fund                             Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Service Class, Local Fund Shares, Institutional
                                                        Class

Gartmore Small Cap Index Fund                           Class A, Class B, Class C, Class R, Institutional Class

NorthPointe Small Cap Value Fund                        Institutional Class

         You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

         THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR GARTMORE TAX-FREE INCOME FUND, THE MONEY MARKET FUND AND THE FUNDS OF FUNDS.

BUYING A DIVIDEND

         If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. . If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends (described below) eligible to be taxed at reduced rates.

DISTRIBUTIONS OF CAPITAL GAIN

         A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain (excess of net long-term capital gain over net short-term capital loss) realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INVESTMENTS IN FOREIGN SECURITIES

         The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

         Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Pass-through of foreign tax credits. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

         The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a
Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

         PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Gartmore Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

         Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:

         - In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

         - You sell some or all of your original shares within 90 days of their purchase, and

         - You reinvest the sales proceeds in the Fund or in another Gartmore Fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN:

         In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund from the following sources of income:

     -    dividends paid by domestic corporations,

     -    dividends paid by qualified foreign corporations, including:

              -   corporations incorporated in a possession of the U.S.,

              - corporations eligible for income tax treaty benefits with the U.S. under treaties determined by the Treasury Department to be qualified, and

              - corporations whose stock is traded on domestic securities exchange.

         Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

         Both a Fund and its investors must each separately meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 120-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares. Under technical correction legislation introduced in the U.S. Congress in December 2003, a proposal has been made to extend the 120-day period to 121 days. If this provision becomes law, it will allow shareholders who purchase their shares on the day before the ex-dividend date and hold their shares for 61 or more days to report their dividends as qualified dividends on their individual income tax returns.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         If a Fund's income is derived primarily from interest rather than dividends as in the case of the fixed income Funds, generally none of its distributions are expected to be qualified dividend income eligible for taxation at reduced rates. If 95% or more of a Fund's income is from qualified sources, the Fund will be allowed to designate 100% of the Fund's distributions as qualified dividend income. These reduced rates of taxation for qualified dividends are scheduled to expire for taxable years beginning after December 31, 2008, unless extended or made permanent before that date.

         The amount of a Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES

         A Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

         Short sales and securities lending transactions. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

NON-U.S. INVESTORS

         Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

BACKUP WITHHOLDING

         By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

ADDITIONAL TAX INFORMATION WITH RESPECT TO GARTMORE TAX-FREE INCOME FUND

         The tax information described in "Additional General Tax Information for All Funds" above applies to the Gartmore Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

         By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME

         The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS AND GAIN OR LOSS ON SALE OR EXCHANGE OF YOUR FUND SHARES

         The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

         When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the

Fund may designate and distribute to you, as taxable, as tax-exempt or as tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned by the Fund during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX

         Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

         Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

         Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE MONEY MARKET FUND

         The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Money Market Fund typically declares dividends from its daily net income each day that its net asset value is calculated, and pays such dividends monthly. The Money Market Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Money Market Fund. Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

         Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income.

REDEMPTION OF FUND SHARES

         Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes. Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Money Market Fund shares for shares of a different Gartmore Fund is the same as a sale.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL INFORMATION FOR THE FUNDS OF FUNDS

         Each of the Funds of Funds invests in one or more Underlying Funds. The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         A Fund of Funds' income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income (other than qualified dividend income) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DISTRIBUTIONS OF CAPITAL GAIN

         An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds' tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds' tax basis is taxable to the Fund of Funds as a capital gain.

         Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a

Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

                               MAJOR SHAREHOLDERS

         As of March 31, 2004, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of any Fund, with the exception of the following:

                                                                        PERCENT OF THE
                                                                         TOTAL CLASS
                                                                           HELD BY
                                                                    TRUSTEES AND OFFICERS
                   FUND/CLASS                       NO. OF SHARES         AS A GROUP
Gartmore Global Financial Services Fund - Class A      7,727.84               1.68%
Gartmore Global Health Sciences Fund - Class A          208.914               1.53%
Gartmore Nationwide Lenders Fund - Class A            4,744.306               3.85%

         As of March 31, 2004, the following shareholders held five percent or greater of the shares of a class of a Fund:

                                                          PERCENT OF THE
                                                           CLASS HELD BY
              FUND/CLASS                  NO. OF SHARES   THE SHAREHOLDER
---------------------------------------   -------------   ---------------
GARTMORE BOND FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                       319,522        29.32%

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                   200,079.169        18.36%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                    112,219.018        10.30%

GARTMORE BOND FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                      2,311.109        53.81%

DAVID L SMITH
5280 GUY YOUNG RD
BREWERTON  NY  13029                         1,002.097        23.33%

PHYLLIS GILBERT
292 ANGLESEY TER
WEST CHESTER  PA  19380                        310.467         7.23%

GARTMORE BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                     1,280.884        92.25%

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                  107.581         7.75%

GARTMORE BOND FUND CLASS D

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                4,505,056.205        36.83%

GARTMORE BOND FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                  104.073       100.00%

GARTMORE BOND FUND CLASS X

BEATRICE BERGER
670 APPLE ST
RED HILL  PA  18076-1355                                   24,212.674         6.61%

GARTMORE BOND FUND CLASS Y

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                     4,135.377        15.54%

DAVID F RICHMOND
GLENNA M RICHMOND
114 OLD GRANDVIEW RD
BEAVER  WV  25813                                           3,902.27         14.66%

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805                                          3,460.561        13.00%

RAYMOND JAMES ASSOC INC
FBO WHITE CE TR
880 CARILLON PKWY
ST PETERSBURG  FL  33716                                    2,359.134         8.87%

DONNA J GARST
718 WARREN AVE

BELPRE OH 45714                                               1,708.801       6.42%

GARTMORE BOND INDEX FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
GPVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                   2,984,098.06      84.74%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                      501,779.2      14.25%

GARTMORE BOND INDEX FUND CLASS B

VALERIE FOLLETT
122 INDIAN TRAIL S
WAKEFIELD  RI  02879                                          7,326.341      25.92%

H DOUGLAS CHAFFIN
4215 BREST RD
NEWPORT  MI  48166                                            4,272.899      15.12%

STEVEN J EICHENBERG
21157 CIRCLE DRIVE
REED CITY MI 49677                                            2,508.044       8.87%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                   1,784.734       6.32%

DAVID R BUNNELL
5 WETOMACHICK AVE
WESTERLY  RI  02891                                           1,645.956       5.82%

GARTMORE BOND INDEX FUND INSTITUTIONAL CLASS

NSAT
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219-6004                                 25,960,495.721      41.81%

NSAT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                 13,885,767.502      22.36%

NSAT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  43219-6004                                 10,763,961.477      17.33%

NSAT
INVESTOR DESTINATIONS CONSERVATIVE FUND
3435 STELZER RD

COLUMBUS OH 43219                                               9,729,650.802       15.67%

GARTMORE CONVERTIBLE FUND INSTITUTIONAL CLASS

FABCO FBO AMA
AMA CASH ACCOUNT
PO BOX 105870 CENTER 3144
ATLANTA  GA  30308                                              1,202,709.802       79.96%

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                          301,408.028       20.04%

GARTMORE CONVERTIBLE FUND CLASS A

SHERRERD FOUNDATION
100 FRONT ST
ONE TOWER BRIDGE
WEST CONSHOHOCKEN  PA  19428                                       49,971.958       44.32%

CHARLES J WRIGHT
2220 BODINE RD
MALVERN  PA  19355                                                 26,749.327       23.73%

ADOLF A PAIER
1332 WRENFIELD WAY
VILLANOVA  PA  19085-2067                                          19,929.293       17.68%

JOHN J F SHERRERD
JOHN J F SHERRERD 2002 PRACTICEWORKS
ONE TOWER BRIDGE 100 FRONT ST
WEST CONSHOHOCKEN  PA  19428                                        9,994.391        8.86%

JOHN J F SHERRERD
JOHN J F SHERRERD 2001 GRANTOR RETAINED
ONE TOWER BRIDGE 100 FRONT ST
WEST CONSHOHOCKEN  PA  19428                                        5,996.635        5.32%

GARTMORE CONVERTIBLE FUND CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  19428-2436                                           99.376      100.00%

GARTMORE CONVERTIBLE FUND CLASS C

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  19428-2436                                           99.376      100.00%

GARTMORE CONVERTIBLE FUND INSTITUTIONAL SERVICE CLASS

IRIS F BROWN
IRIS F BROWN DECLARATION OF TRUST
1004 MONROE DRIVE
WARWICK  PA  18974                                                  7,505.181       98.69%

GARTMORE EMERGING MARKETS FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                          513,965.216       44.82%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                          167,071.965       14.57%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                           157,859.104       13.77%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                          111,546.476        9.73%

GARTMORE EMERGING MARKETS FUND CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                          166,687.144       73.05%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                            26,052.792       11.42%

GARTMORE EMERGING MARKETS FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                           208,428.243       90.22%

GARTMORE EMERGING MARKETS FUND CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                               89.286      100.00%

GARTMORE EMERGING MARKETS FUND INSTITUTIONAL SERVICE CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220

GARTMORE GLOBAL FINANCIAL SERVICES FUND INSTITUTIONAL SERVICE

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                 82,787.239      100.00%

GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS A

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                 82,715.871       34.67%

LEHMAN BROTHERS INC
743-15144-18
70 HUDSON STREET  7TH FLOOR
JERSEY CITY  NJ  07302                                                   79,112.774       33.16%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                  32,730.287       13.72%

W.G. JURGENSEN
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS  OH  43215                                                      27,967.611       11.72%

GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS B

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                 82,394.206       95.12%

GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS C

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                 82,483.412       96.95%

GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS R

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                     87.332      100.00%

GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING

COLUMBUS  OH  43218-2029                                           208,204.671        45.35%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                            90,398.376        19.69%

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                            39,967.872         8.71%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                             36,459.638         7.94%

GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                            90,352.265        87.61%

GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS C

FIRST CLEARING  LLC
A C 3780-4173
1517 - 167TH AVENUE
IRA ROLLOVER
SAN LEANDRO  CA  94578-2317                                          7,942.261        58.11%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                              3,969.013        29.04%

GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220
                                                                        99.602       100.00%
GARTMORE GLOBAL HEALTH SCIENCES INSTITUTIONAL SERVICE

NATIONWIDE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                           424,724.537        82.43%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                            90,394.085        17.54%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                        340,519.274      35.77%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                                        179,941.703      18.90%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                         51,936.666       5.46%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                                        179,738.478      57.20%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                      17,110.224       5.44%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                           9,736.296      46.52%

US CLEARING CORP
FBO 102-62825-15
26 BROADWAY
NY  NY  10004-1798                                                                3,947.489      18.86%
ASHLAND UNIVERSITY

LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805                                                                1,890.278       9.03%

STEPHENS INC FBO
39354905
111 CENTER STREET
LITTLE ROCK  AR  72201                                                            1,587.302       7.58%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND INSTITUTIONAL SERVICE

NATIONWIDE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                                      1,203,790.844      87.00%

NATIONWIDE MUTUAL INSURANCE COMPANY

SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                             179,941.595       13.00%

GARTMORE GLOBAL UTILITIES FUND INSTITUTIONALSERVICE CLASS

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                               76,302.25      100.00%

GARTMORE GLOBAL UTILITIES FUND CLASS A

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                              76,084.533       94.99%

GARTMORE GLOBAL UTILITIES FUND CLASS B

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                              75,463.758       97.20%

GARTMORE GLOBAL UTILITIES FUND CLASS C

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                              75,572.408       99.75%

GARTMORE GLOBAL UTILITIES FUND CLASS R

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                 109.409      100.00%

GARTMORE GOVERNMENT BOND FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                            3,054,496.64       56.95%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                           1,616,085.735       30.13%

GARTMORE GOVERNMENT BOND FUND CLASS B

BEVERLY B ATOR
PO BOX 545
TIFFIN  OH  44883                                                      5,452.193       62.56%

HALE
JAMES C HALE
104 S VARSITY DR
SOUTH BEND  IN  46615-2538                                      737.461        8.46%

AMY W BRANDIMORE
40 W 094 JAMES MICHENER DR
ST CHARLES  IL  60175                                           494.414        5.67%

GARTMORE GOVERNMENT BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                      27,863.547       89.74%

ALLEN M RICHMOND
423 WALTON DR
BUFFALO  NY  14225                                            2,014.822        6.49%

GARTMORE GOVERNMENT BOND FUND CLASS D

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                  7,869,123.255       59.80%

GARTMORE GOVERNMENT BOND FUND CLASS Y

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                      78,879.007       48.92%

JOYCE L RICE
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN  GA  30047                                           17,814.175       11.05%

JOYCE L RICE
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN  GA  30047                                            17,757.62       11.01%

GARTMORE GROWTH FUND INSTITUTIONAL SERVICE CLASS

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  19428-2436                                    156.632      100.00%

GARTMORE GROWTH FUND CLASS A

NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 4
1200 RIVER RD
CONSHOHOCKEN  PA  19428                                   3,828,559.919       72.26%

GARTMORE GROWTH FUND CLASS C

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805                                                       8,961.662       19.79%

LPL FINANCIAL SERVICES
A C 6578-3028
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                7,959.661       17.58%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                  6,480.596       14.31%

JERRI JO TARANTINO
AGOSTINO TARANTINO
6116 PEPPERGRASS CT
WESTERVILLE  OH  43082                                                   3,822.611        8.44%

A G EDWARDS SONS INC FBO
SALLY A JUEL
ONE NORTH JEFFERSON
ST LOUIS  MO  63103-2287                                                 2,631.579        5.81%

GARTMORE GROWTH FUND CLASS D

NATIONWIDE LIFE INSURANCE CO
DCVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                              2,488,350.42        6.67%

GARTMORE GROWTH FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                               173.611      100.00%

GARTMORE HIGH YIELD BOND FUND INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE CO
INVESTMENT ACCOUNTING
NATIONWIDE PLAZA 1 32ND FLOOR
ATTN PAM SMITH
COLUMBUS  OH  43218                                                 16,011,316.009       88.92%

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                             1,995,881.206       11.08%

GARTMORE HIGH YIELD BOND FUND CLASS A

NATIONWIDE LIFE INSURANCE CO

QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                              85,521.608      19.82%

WILLIAM R WEBER
665 HOPKINS RD
WILIAMSVILLE  NY  14221-2435                          82,163.836      19.04%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                               29,451.183       6.82%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                              28,337.221       6.57%

GARTMORE HIGH YIELD BOND FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                               59,892.208      60.92%

A G EDWARDS SONS INC FBO
GLADYS P HANFORD
ONE NORTH JEFFERSON
ST LOUIS  MO  63103-2287                              11,367.699      11.56%

GARTMORE HIGH YIELD BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                              381,883.534      79.93%

A G EDWARDS SONS INC C F
WILLIAM NELSON JR
4244 ARBOR LN
CARROLLTON  TX  75010-1219                            51,895.949      10.86%

GARTMORE INTERNATIONAL GROWTH FUND CLASS A

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                               333,333.3      84.60%

GARTMORE INTERNATIONAL GROWTH FUND CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                             333,195.369      94.48%

GARTMORE INTERNATIONAL GROWTH FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                       9,896.935       85.39%

GRACE A DIPPEL
12601 ENCINO DR
MANCHACA  TX  78652                                                           1,056.379        9.11%

GARTMORE INTERNATIONAL GROWTH FUND CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                                        137.931      100.00%

GARTMORE INTERNATIONAL GROWTH FUND INSTITUTIONAL SERVICE CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                                      333,333.4      100.00%

GARTMORE INTERNATIONAL INDEX FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
GPVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                                  2,448,617.803       77.73%

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  43218-2029                                                    584,721.061       18.56%

GARTMORE INTERNATIONAL INDEX FUND CLASS B

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                   3,387.233       16.68%

FIRST CLEARING LLC
A C 7192-1985
2209 S 130TH E AVE
TULSA  OK  74134-1003                                                         2,269.447       11.18%

MELISSA K FREY
104 HAWK NEST TRL
PITTSBORO  NC  27312                                                          1,422.212        7.00%

GARTMORE INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS

GVIT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                 27,155,884.417       34.90%

GVIT
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219-6004                                        23,577,282.796      30.30%

GVIT
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  43219                                             15,931,202.713      20.47%

INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                         6,005,169.828       7.72%

GARTMORE INVESTOR DESTINATION AGGRESSIVE FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                            704,880.949      50.47%

NFSC FEBO AEL-131660
JEAN YEAGER
633 BARLOW DR
WICHITA  KS  67207                                                 137,568.809       9.85%

GARTMORE INVESTOR DESTINATION AGGRESSIVE FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                            176,154.448      37.81%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                         43,914.877       9.43%

FIRST CLEARING LLC
A C 6701-6979
1536 WEST BROAD STREET
NYOMI GUBERMAN PFEFFER
STRATFORD  CT  06615-5749                                           34,565.189       7.42%

GARTMORE INVESTOR DESTINATION AGGRESSIVE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                          2,493,298.729      78.53%

A G EDWARDS SONS INC FBO
KENDALL W ADDISON
ONE NORTH JEFFERSON
A C 0017-722710

ST LOUIS  MO  63103-2287                                           265,926.601       8.38%

GARTMORE INVESTOR DESTINATION AGGRESSIVE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                           134.913     100.00%

GARTMORE INVESTOR DESTINATION AGGRESSIVE FUND SERVICE CLASS

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                        12,854,627.292      53.67%

NATIONWIDE LIFE INSURANCE CO
NACO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                         9,899,978.972      41.33%

GARTMORE INVESTOR DESTINATION CONSERVATIVE FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                            119,906.051      40.63%

LPL FINANCIAL SERVICES
A C 4806-3617
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                            17,410.48       5.90%

GARTMORE INVESTOR DESTINATION CONSERVATIVE FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                             83,784.495      38.78%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                         52,588.353      24.34%

MCDONALD INVESTMENTS INC FBO
84735282
4900 TIEDEMAN ROAD
BROOKLYN  OH  44144
                                                                    11,661.035       5.40%
GARTMORE INVESTOR DESTINATION CONSERVATIVE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                            524,511.592      61.60%

GARTMORE INVESTOR DESTINATION CONSERVATIVE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                     102.643       100.00%

GARTMORE INVESTOR DESTINATION CONSERVATIVE FUND SERVICE CLASS

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  43218-2029                                                   5,144,128.754        66.74%

NATIONWIDE LIFE INSURANCE CO
GPVA II
PO BOX 182029
COLUMBUS  OH  43218-2029                                                   2,059,085.819        26.71%

BANK ONE TRUST
PO BOX 160
A/C 6800106825
WESTERVILLE  OH  43086-0160                                                  475,516.067         6.17%

GARTMORE INVESTOR DESTINATION MODERATELY AGGRESSIVE FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                    1,308,774.394        48.17%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                  202,567.374         7.46%

NFSC FEBO KCG-004650
SUSAN THOMAS
1390 VALLEY VIEW DRIVE
TURLOCK  CA  95380                                                           138,600.352         5.10%

GARTMORE INVESTOR DESTINATION MODERATELY AGGRESSIVE FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                      471,940.119        37.48%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                  157,986.559        12.55%

FIRST CLEARING LLC
A C 1254-5248
18150 TIGER SWITCH ROAD
FCC AS CUSTODIAN
CATOOSA  OK  74015-2655                                                      112,973.371         8.97%

A G EDWARDS SONS INC C F
WALTER C SIMMONS

PO BOX 15
S EFFINGHAM  NH  03882-0015                                                   101,560.356         8.06%

GARTMORE INVESTOR DESTINATION MODERATELY AGGRESSIVE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                     4,829,647.662        73.76%

A G EDWARDS SONS C F
KING LAW CORPORATION
14038 LEWISTON ST
MONEY PURCHASE PLAN
SAN DIEGO  CA  92128-4364                                                     532,263.662         8.13%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                   330,460.494         5.05%

GARTMORE INVESTOR DESTINATION MODERATELY AGGRESSIVE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                      125.543       100.00%

GARTMORE INVESTOR DESTINATION MODERATELY AGGRESSIVE FUND SERVICE

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  43218-2029                                                   17,858,843.147        50.87%

NATIONWIDE LIFE INSURANCE CO
GPVA II
PO BOX 182029
COLUMBUS  OH  43218-2029                                                   15,380,578.875        43.81%

GARTMORE INVESTOR DESTINATION MODERATELY CONSERVATIVE CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                       333,779.506        38.55%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                   122,677.102        14.17%

PATRICIA G MCGEE
PO BOX 466
WAXHAW  NC  28173                                                              85,008.972         9.82%

LPL FINANCIAL SERVICES
A C 6266-9493
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                      57,379.187         6.63%

GARTMORE INVESTOR DESTINATION MODERATELY CONSERVATIVE CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                   167,878.507       46.06%

A G EDWARDS SONS INC C F
ALBA JOHNSON
280 OLD TAPPAN ROAD
OLD TAPPAN  NJ  07675-7043                                                  27,111.29        7.44%

FIRST CLEARING  LLC
A C 1493-8232
102 LONDON TERR
FCC AS CUSTODIAN
STRATFORD  CT  06614-3804                                                  22,182.858        6.09%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                 21,445.58        5.88%

LPL FINANCIAL SERVICES
A C 1575-3857
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                  18,558.174        5.09%

GARTMORE INVESTOR DESTINATION MODERATELY CONSERVATIVE CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                 1,218,688.684       64.36%

A G EDWARDS SONS INC FBO
JAMES A SIMPSON
ONE NORTH JEFFERSON
ST LOUIS  MO  63103-2287                                                  118,530.758        6.26%

WEDBUSH MORGAN SECURITIES
A C 6552-8638
1000 WILSHIRE BLVD
LOS ANGELES  CA  90017                                                    118,497.466        6.26%

WACHOVIA SECURITIES  LLC FBO
MS JULIA BINCK
551 ROBERTS AVE
BELLMAWR  NJ  08031-1406                                                  112,740.239        5.95%

GARTMORE INVESTOR DESTINATION MODERATELY CONSERVATIVE CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                  108.013      100.00%

GARTMORE INVESTOR DESTINATION MODERATELY CONSERVATIVE SERVICE

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  43218-2029                                      6,422,287.617      59.53%

NATIONWIDE LIFE INSURANCE CO
GPVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                      3,639,701.874      33.74%

BANK ONE TRUST
PO BOX 160
A/C 6800106824
WESTERVILLE  OH  43086-0160                                     666,024.205       6.17%

GARTMORE INVESTOR DESTINATION MODERATE FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                       1,190,437.479      46.19%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                     267,671.573      10.39%

GARTMORE INVESTOR DESTINATION MODERATE FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                          578,846.61      46.74%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                     164,561.664      13.29%

LPL FINANCIAL SERVICES
A C 2566-8530
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                         72,406.55       5.85%

GARTMORE INVESTOR DESTINATION MODERATE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                       4,984,866.099      77.20%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                      328,917.55       5.09%

A G EDWARDS SONS
CUSTODIAN FOR
PO BOX 126
IRA ACCOUNT

SANGER  TX  76266-0126                                                 328,631.595        5.09%

GARTMORE INVESTOR DESTINATION MODERATE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                114.81      100.00%

GARTMORE INVESTOR DESTINATION MODERATE FUND SERVICE CLASS

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  43218-2029                                            15,860,865.934       44.44%

NATIONWIDE INSURANCE COMPANY
NWVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                            12,540,351.925       35.13%

BANK ONE TRUST
PO BOX 160
A/C 6800103523
WESTERVILLE  OH  43086-0160                                          6,831,078.309       19.14%

GARTMORE LARGE CAP VALUE FUND CLASS A

NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 3
1200 RIVER RD
CONSHOHOCKEN  PA  19428                                              2,010,653.345       88.42%

GARTMORE LARGE CAP VALUE FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                   7,358.57        9.08%

LELANIE L ALLEN
6641 CROSS BOW LN
NEW PORT RICHEY  FL  34653                                               4,653.767        5.74%

GARTMORE LARGE CAP VALUE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                 45,343.144       81.84%

GARTMORE LARGE CAP VALUE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                               101.169      100.00%

GARTMORE LONG-SHORT EQUITY PLUS FUND CLASS A

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104                               508,617.163      18.89%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                383,775.027      14.25%

NFSC FEBO   301-393924
FMT CO CUST IRA ROLLOVER
6268 160TH AVE
BELLEVUE  WA  98006-5624                               182,965.423       6.80%

GARTMORE LONG-SHORT EQUITY PLUS FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                 45,018.822      98.67%

GARTMORE LONG-SHORT EQUITY PLUS FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                  136,785.8      85.37%

GARTMORE MICRO CAP EQUITY FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                 697,871.18      25.23%

LEHMAN BROTHERS INC
743-15144-26
70 HUDSON STREET  7TH FLOOR
JERSEY CITY  NJ  07302   205                           416,008.928      15.04%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998 189                        387,807.233      14.02%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104                               344,699.364      12.46%

NFSC FEBO 579-058254
SMILE MAKERS DENTAL CARE LTD D
1355 WEST ISLAND CIRCLE
U A 11 17 1998
CHANDLER  AZ  85248                                    168,390.262       6.09%

GARTMORE MICRO CAP EQUITY FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                108,528.682      56.27%

A G EDWARDS SONS INC C F
JEROME R JENKINS
APT A-103
1301 FRANKFORD AVE
PANAMA CITY  FL  32401-1582                             16,376.327       8.49%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                             11,433.812       5.93%

GARTMORE MICRO CAP EQUITY FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                647,348.049      70.23%

A G EDWARDS SONS INC C F
ALEX D  SHOOK
ONE NORTH JEFFERSON
A C 0363-188400
ST LOUIS  MO  63103-2287                                68,551.664       7.44%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                             61,808.135       6.71%

GARTMORE MICRO CAP EQUITY FUND CLASS R

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                    57.537     100.00%

GARTMORE MICRO CAP EQUITY FUND INSTITUTIONAL CLASS

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                   180,000     100.00%

GARTMORE MICRO CAP EQUITY FUND INSTITUTIONAL SERVICE

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                     5,000     100.00%

GARTMORE MID CAP GROWTH FUND CLASS A

W.G. JURGENSEN

ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS  OH  43215                                                                  22,260.543            23.82%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                              11,685.234            12.50%

ROBERT D GLISE
9245 KELLY LAKE DR
CLARKSTON  MI  48348                                                                 10,394.261            11.12%

A G EDWARDS SONS INC FBO
WILLIAM L PITTS
ONE NORTH JEFFERSON
A C 0209-098822
ST LOUIS  MO  63103-2287                                                              9,949.543            10.65%

CHRISTIAN G GRIECO
31 MCMILLEN PL
DELMAR  NY  12054                                                                      6,674.65             7.14%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                           5,144.469             5.50%

GARTMORE MID CAP GROWTH FUND CLASS B

FIRST CLEARING LLC
A C 8578-1721
2415 HOMESTEAD COURT
FCC AS CUSTODIAN
FAIRFIELD  CA  94534-7137                                                              4,235.54            41.86%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                               2,183.879            21.58%

MELISSA P ARTHUR
2191 RIVER RD
SOUTH BOSTON  VA  24592                                                                 653.138             6.46%

LINDA LISBOA
2553 WILLOWSPRING CT
CINCINNATI  OH  45231-1166                                                               567.72             5.61%

GARTMORE MID CAP GROWTH FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                               6,527.817            62.05%

A G EDWARDS SONS INC C F
AMY DOEHRING
70 FOX MILL LANE
SPRINGFIELD  IL  62707-9511                                                           2,344.481            22.28%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                           1,570.307            14.93%

GARTMORE MID CAP GROWTH FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                             78.513           100.00%

GARTMORE MID CAP GROWTH FUND INSTITUTIONAL CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                                            102,533.449           100.00%

GARTMORE MID CAP MARKET INDEX FUND CLASS A

NATIONWIDE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                          2,727,017.825            62.48%

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  43218-2029                                                          1,532,665.815            35.11%

GARTMORE MID CAP MARKET INDEX FUND CLASS B

FIRST CLEARING  LLC
A C 2093-8721
3102 S 137TH E AVE
FCC AS CUSTODIAN
TULSA  OK  74134-4204                                                                11,695.564            28.99%

NFSC FEBO    A3K-611387
SUSAN SOBIN CUST
4 JAMESHOLLOW COURT
HOWELL  NJ  07731                                                                     6,504.969            16.13%

LPL FINANCIAL SERVICES
A C 5422-8503
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                             3,873.128             9.60%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                           3,498.995             8.67%

GARTMORE MID CAP MARKET INDEX FUND CLASS C

RAYMOND JAMES   ASSOC INC
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716                                                              1,767.786            87.97%

CHARLOTTE H SMITH
4732 GLENN STREET
NORTH CHARLESTON  SC  29405                                                             162.501             8.09%

GARTMORE MID CAP MARKET INDEX FUND INSTITUTIONALCLASS

INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  43219                                                              14,078,713.972            51.08%

GVIT
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219-6004                                                          5,573,152.619            20.22%

GVIT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                           4,530,890.63            16.44%

GVIT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                          2,361,250.598             8.57%

GARTMORE MILLENIUM GROWTH FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  19428-2436                                                             87.184           100.00%

GARTMORE MILLENNIUM GROWTH CLASS C

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805                                                                    1,530.181            25.31%

GRACE A DIPPEL
12601 ENCINO DR
MANCHACA  TX  78652                                                                     774.224            12.81%

MICHAEL T EMMONS
TAYLOR WILLIAM EMMONS TRUST
23 BRIDGTON RD
C/O MARY TALIENTO
WESTBROOK  ME  04092                                                                    707.464            11.70%

RANDY D GROSS
2559 BAUMGARDNER RD
KEYMAR  MD  21757                                                                       706.714            11.69%

GARTMORE MILLENNIUM GROWTH FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                            139,519.395            25.79%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                             71,150.158            13.15%

GARTMORE MONEY MARKET FUND PRIME SHARES B

SANDRA M KELLER
104 ANTHONY DR
TAYLOR  PA  18517-9604                                                                 57,750.7             5.24%

GARTMORE MONEY MARKET FUND PRIME SHARES C

CHARLES M ZEMAN
TINA M ZEMAN
22971 RYE CREEK RD
KIRKSVILLE  MO  63501                                                                 32,361.46            20.67%

HOPE ETERNAL UNITED METHODIST CHURCH
PO BOX 38
NEWPORT  PA  17074                                                                    29,292.57            18.71%

B TERRY AND KATHLEEN SKINN
B TERRY SKINNER CRT
7390 SEIFERT RD
ROME  NY  13440                                                                       28,008.13            17.89%

FRANKLIN R O'FERRALL
5971 RT 14
EAST NEW MARKET  MD  21631                                                            20,006.97            12.78%

JOAN H PAOLOTTO
11 SLEEPY HOLLOW
ROCHESTER  NY  14624                                                                  11,601.51             7.41%

GARTMORE MONEY MARKET FUND INSTITUTIONALCLASS

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                         611,926,405.01            51.13%

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                          573,990,718.6            47.96%

GARTMORE MONEY MARKET FUND PRIME SHARES

NATIONWIDE LIFE INSURANCE
NACO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                        125,092,083.397            32.51%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                          29,392,796.22             7.64%

GARTMORE MONEY MARKET FUND SERVICE CLASS

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                           5,902,632.52            98.42%

GARTMORE MORLEY CAPITAL ACCUMULATION CLASS A

RODNEY A SMITH
3132 MAPLE CREEK DR
ZANESVILLE  OH  43701-7554                                                            3,018.667            20.30%

LPL FINANCIAL SERVICES
A C 2566-3499
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                             2,937.377            19.75%

LUCIA PALUMBO
1580 2ND ST
WEST BABYLON  NY  11704-5073                                                          2,249.224            15.13%

PERSHING LLC
P O  BOX 2052
JERSEY CITY  NJ  07303-9998                                                           1,980.222            13.32%

RBC DAIN RAUSCHER INC FBO
DE WAYNE J SLOVIAK
545 LAVORATA ROAD
JT TEN
CADOTT  WI  54727                                                                     1,901.793            12.79%

RBC DAIN RAUSCHER CUSTODIAN
JOHN H SCHULTE
30296 122ND STREET
IC ACCOUNT
NEW AUBURN  WI  54757                                                                 1,453.434             9.77%

GARTMORE MORLEY CAPITAL ACCUMULATION FUND SERVICE

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                         10,011,656.234            44.46%

NFSC FEBO    279-091626

JAMES H ELEY
418 E CAPITOL ST
U A 01 01 1991
JACKSON  MS  39201                                                                1,819,409.375             8.08%

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                          1,790,131.606             7.95%

CIRCLE TRUST COMPANY TRUSTEE FOR
THE SUN 403B7 RETIREMENT ACCOUNT
ONE STATION PLACE
METRO CENTER
STAMFORD  CT  06902                                                               1,449,448.415             6.44%

GARTMORE MORLEY CAPITAL ACCUMULATION INSTITUTIONAL CLASS

CAPINCO
PO BOX 1787
C/O US BANK
MILWAUKEE  WI  53201-1787                                                         1,697,716.559            23.58%

NFSC FEBO    LLW-008613
NFS FMTC IRA - BDA
511 NORTH JUNO AVENUE
MARSHFIELD  WI  54449                                                             1,515,609.856            21.05%

SEI PRIVATE TRUST
C O FIRST TENNESSEE
ONE FREEDOM VALLEY DR
OAKS  PA  19456                                                                   1,301,328.711            18.07%

FIRST CLEARING  LLC
A C 7720-7204
764 KINGSTON CT
FCC AS CUSTODIAN
APOLLO BEACH  FL  33572-2429                                                        391,865.052             5.44%

GARTMORE MORLEY CAPITAL ACCUMULATION IRA CLASS

NFSC FEBO    479-111449
FMT CO CUST IRA
20 PLYMOUTH AVE
DELMAR  NY  12054                                                                11,322,130.852            24.69%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY
101 MONTGOMERY ST
ATTN  MUTUAL FUNDS
SAN FRANCISCO  CA  94104-4122                                                     5,661,230.208            12.35%

A G EDWARDS   SONS
CUSTODIAN FOR
2050 STORNWAY
ROLLOVER IRA ACCOUNT
ROCKFORD  IL  61107-1616                                                          3,259,723.272             7.11%

LPL FINANCIAL SERVICES
A C 7173-9516
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                         3,206,375.142             6.99%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                       2,487,361.835             5.42%

GARTMORE MORLEY ENHANCED INCOME FUND INSTITUTIONAL CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219-6004                                                          9,417,688.364            38.35%

GVIT
INVESTOR DESTINATIONS CONSERVATIVE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                               6,971,789.999            28.39%

INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                          5,996,788.049            24.42%

INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                          2,169,390.858             8.83%

GARTMORE MORLEY ENHANCED INCOME FUND INSTITUTIONAL SERVICE

NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 3
1200 RIVER RD
CONSHOHOCKEN  PA  19428                                                             862,199.501            99.86%

GARTMORE MORLEY ENHANCED INCOME FUND CLASS A

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                          107,366.26            41.40%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                             67,298.172            25.95%

A G EDWARDS   SONS INC FBO
OSCAR M ANCIRA
ONE NORTH JEFFERSON
A C 0484-350035
ST LOUIS  MO  63103-2287                                                             17,839.875             6.88%

GARTMORE MORLEY ENHANCED INCOME FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                            108.473           100.00%

GARTMORE NATIONWIDE FUND CLASS A

NFSC FEBO    Y94-177970
FMTC CUSTODIAN-IRA BDA
521 N RIVERSIDE DR
POMPANO BEACH  FL  33062-4742                                                    31,332,799.725            88.74%

GARTMORE NATIONWIDE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                              30,612.836            52.84%

FRANKIE BOBEY
JOANNE BOBEY
5533 BEECHWOOD AVE
MAPLE HEIGHTS  OH  44137                                                              3,368.709             5.81%

GARTMORE NATIONWIDE FUND CLASS D

NATIONWIDE LIFE INSURANCE CO
DCVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                         21,081,589.065            32.12%

GARTMORE NATIONWIDE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                             57.802           100.00%

GARTMORE NATIONWIDE FUND INSTITUTIONAL SERVICE CLASS

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  19428-2436                                                             51.242           100.00%

GARTMORE NATIONWIDE LEADERS FUND INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                            187,739.295           100.00%

GARTMORE NATIONWIDE LEADERS FUND CLASS A

NATIONWIDE INSURANCE COMPANY
PO BOX 182029

C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                             25,112.991            20.37%

HOWAN M HSU
9414 AVEMORE CT
DUBLIN  OH  43017                                                                     9,945.739             8.07%

SHIRLEY A LAMBERT
47670 WATSON RD
SAINT CLAIRSVILLE  OH  43950                                                          9,258.247             7.51%

W.G. JURGENSEN
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS  OH  43215                                                                   8,802.817             7.14%

GARTMORE NATIONWIDE LEADERS FUND CLASS B

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                             25,037.858            75.52%

BRUCE G REICHERT
6416 GLACIER PL
C/O BRENT REICHERT
EDINA  MN  55436-1808                                                                 1,825.468             5.51%

GARTMORE NATIONWIDE LEADERS FUND CLASS C

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  43218-2029                                                             25,037.975            80.33%

STEPHENS INC FBO
39354905
111 CENTER STREET
LITTLE ROCK  AR  72201                                                                2,404.069             7.71%

GARTMORE NATIONWIDE LEADERS FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                             91.075           100.00%

GARTMORE S&P 500 INDEX FUND CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                              97,807.722            18.98%

FIRST CLEARING LLC
A C 5058-9762
2716 SE CAMELOT DR
FCC AS CUSTODIAN
BARTLESVILLE  OK  74006-5801                                                         42,599.375             8.27%

GARTMORE S&P 500 INDEX FUND CLASS C

FIRST CLEARING  LLC
A C 6800-8633
396281 W 3000 RD
TIMOTHY J PRATHER JR
OCHELATA  OK  74051-2446                                                              5,236.052            78.27%

RAYMOND JAMES ASSOC INC
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716                                                              1,137.449            17.00%

GARTMORE S&P 500 INDEX FUND INSTITUTIONAL CLASS

NSAT
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219-6004                                                         35,754,027.646            40.70%

NSAT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                         24,805,342.813            28.24%

INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  43219                                                              14,620,126.814            16.64%

NSAT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                          9,106,605.275            10.37%

GARTMORE S&P 500 INDEX FUND INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                          6,803,384.141            98.12%

GARTMORE S&P 500 INDEX FUND LOCAL

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  19428-2436                                                         10,788.717           100.00%

GARTMORE S&P 500 INDEX FUND SERVICE CLASS

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                         25,681,609.782            50.08%

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                         25,571,856.223            49.86%

GARTMORE SMALL CAP FUND CLASS A

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                          1,327,834.837            84.80%

GARTMORE SMALL CAP FUND CLASS B

FIRST CLEARING LLC
A C 4201-9040
301 RACHEL LANE
BARTLESVILLE  OK  74006-8058                                                          9,231.783             8.63%

GARTMORE SMALL CAP FUND CLASS C

LPL FINANCIAL SERVICES
A C 7043-1083
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                             3,298.153            32.89%

RAYMOND JAMES ASSOC INC
FBO ALFORD IRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716                                                                995.217             9.92%

JERRI JO TARANTINO
AGOSTINO TARANTINO
6116 PEPPERGRASS CT
WESTERVILLE  OH  43082                                                                  977.695             9.75%

STEPHENS INC FBO
39354905
111 CENTER STREET
LITTLE ROCK  AR  72201
                                                                                        895.879             8.93%
MICHAEL T EMMONS
TAYLOR WILLIAM EMMONS TRUST
23 BRIDGTON RD
C/O MARY TALIENTO
WESTBROOK  ME  04092                                                                    558.947             5.57%

GARTMORE SMALL CAP FUND INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                          2,199,758.193            95.48%

GARTMORE SMALL CAP INDEX FUND CLASS A

NATIONWIDE LIFE INSURANCE CO

NACO
PO BOX 182029
COLUMBUS  OH  43218-2029                                                          3,846,190.522            65.35%

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  43218-2029                                                          1,910,990.083            32.47%

GARTMORE SMALL CAP INDEX FUND CLASS B

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                          10,453.354            28.80%

FIRST CLEARING  LLC
A C 2478-4793
21323 E 630 RD
AMANDA D WOOD-UTMA OK
INOLA  OK  74036-5740                                                                 6,115.303            16.85%

LPL FINANCIAL SERVICES
A C 1122-6606
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                               3,449.7             9.50%

RAYMOND JAMES ASSOC INC
FBO PADER C
880 CARILLON PKWY
ST PETERSBURG  FL  33716                                                              3,013.537             8.30%

GARTMORE SMALL CAP INDEX FUND CLASS C

RAYMOND JAMES ASSOC INC
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716                                                              2,052.493            95.83%

GARTMORE SMALL CAP INDEX FUND INSTITUTIONAL CLASS

NSAT
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219-6004                                                          5,116,742.456            41.97%

NSAT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  43219-6004                                                          3,536,022.397            29.00%

NSAT
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  43219                                                               3,457,389.977            28.36%

GARTMORE TAX-FREE INCOME FUND CLASS B

DOUGLAS J LLEWELLYN
43 PUTTING GREEN LN
PENFIELD  NY  14526-2548                                                              7,132.652            38.06%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                               3,809.014            20.33%

ROBERT W KEANE
111 FELDSPAR DR
SYRACUSE  NY  13219                                                                   3,315.333            17.69%

MICHAEL G MOYTA
611 SIXTH AVE
FORD CITY  PA  16226                                                                   2,323.42            12.40%

GLEN O SILCOTT
3305 FISHWORM RD
CEDARVILLE  OH  45314                                                                 1,870.907             9.98%

GARTMORE TAX-FREE INCOME FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                              75,805.099            91.82%

ANNA D'AMICO
6729 CALLA RD
NEW MIDDLETOWN  OH  44442                                                              6,649.72             8.05%

GARTMORE TAX-FREE INCOME FUND CLASS X

JOHN B REESE
GRACEANN REESE
15554 COUNTY RD
NAPOLEON  OH  43545-6701                                                             45,220.841             6.92%

GARY R PLOSKINA
PAUL ROBERT PLOSKINA
2634 5TH AVE
MC KEESPORT  PA  15132-1137                                                          40,381.326             6.18%

ELSIE S ADKINS
4315 DICKINSON AVE EXT
GREENVILLE  NC  27834-0878                                                           38,522.313             5.89%

GARTMORE TAX-FREE INCOME FUND CLASS Y

HAROLD W HOWARD
MEYEARLINE HOWARD
RT 2 BOX 571
SAINT GEORGE  GA  31562                                                              17,247.156            40.31%

CONSTANCE P COURTLAND
JOHN W COURTLAND

8592 ROSWELL RD
ATLANTA  GA  30350                                                                    5,003.657            11.69%

JOHN ALEXANDER PHILLIPS
LUCILLE PHILLIPS
12707 PLEASANT GRV
CYPRESS  TX  77429                                                                    4,675.771            10.93%

POLLY A HOPKINS
306 ANITA DR
WESTMINSTER  MD  21157                                                                3,088.537             7.22%

YOLANDA S RHODES
569 SW 11TH ST
BELLE GLADE  FL  33430                                                                2,988.144             6.98%

E JANE MOFFITT
DONALD E MOFFITT
2200 ROAD 7
WEST LIBERTY  OH  43357                                                               2,459.284             5.75%

GARTMORE U.S. GROWTH LEADERS FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                             416,327.843            27.37%

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                            199,945.142            13.15%

LPL FINANCIAL SERVICES
A C 7214-4313
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  92121-1968                                                           141,812.798             9.32%

NFSC FEBO    0LJ-030350
NFS FMTC IRA
3150 HARVEST AVE SW
GRANDVILLE  MI  49418                                                               107,843.696             7.09%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                          98,013.875             6.44%

A G EDWARDS   SONS INC FBO
STEVEN P  MAY
ONE NORTH JEFFERSON
ST LOUIS  MO  63103-2287                                                             80,989.107             5.32%

GARTMORE U.S. GROWTH LEADERS FUND CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13

COLUMBUS  OH  43215-2220                                                             69,864.518            24.24%
FIRST CLEARING CORPORATION
A C 5498-4963
105 LAKEVIEW DRIVE
OR SUCCESSORS TR GAVIN J AND
HARTFORD CITY  IN  47348-8727                                                        61,527.973            21.34%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                              18,624.494             6.46%

NFSC FEBO    W18-055522
SARAH J DICKERSON
2711 GOLD RUSH LN
CARROLLTON  TX  75007                                                                15,493.319             5.37%

GARTMORE U.S. GROWTH LEADERS FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                             119,994.629            32.41%
OPPENHEIMER CO INC CUSTODIAN

FBO JILLIAN F MCNAMARA IRA
1244 COLONIAL RD
MCLEAN  VA  22101                                                                    99,846.658            26.97%

BERNARD J DUNN REV LIV TR
DTD 3/23/92
21635 FOXCROFT RD
MIDDLEBURG  VA  20117                                                                59,592.542            16.10%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303-9998                                                          27,108.871             7.32%

GARTMORE U.S. GROWTH LEADERS FUND INSTITUTIONAL SERVICE

NATIONWIDE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                                            950,420.486            93.15%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  43215-2220                                                             69,845.886             6.85%

GARTMORE VALUE OPPORTUNITIES FUND CLASS A

NATIONWIDE INSURANCE COMPANY
NWVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                                             212,316.05            24.81%

DONALDSON LUFKIN JENRETTE

SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY  NJ  07303-2052                                                         154,233.486            18.02%

MCB TRUST SERVICES TRUSTEE
B C  ZIEGLER AND COMPANY
SUITE 300
DENVER  CO  80202                                                                     101,367.6            11.84%

GARTMORE VALUE OPPORTUNITIES FUND CLASS B

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY  NJ  07303-2052                                                          33,309.029            18.86%

GARTMORE VALUE OPPORTUNITIES FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                              19,225.321            53.73%

A G EDWARDS SONS INC FBO
SALLY A JUEL
ONE NORTH JEFFERSON
ST LOUIS  MO  63103-2287                                                              3,733.857            10.44%

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805                                                                    3,622.713            10.13%

GARTMORE VALUE OPPORTUNITIES FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  19428-2436                                                             64.725           100.00%

GARTMORE VALUE OPPORTUNITIES FUND INSTITUTIONAL SERVICE

NATIONWIDE LIFE INSURANCE CO
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  43218-2029                                                            945,966.173            52.57%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104                                                            727,986.556            40.45%

DEAN WITTER FOR THE BENEFIT OF
WASHTENAW COUNTY VEBA
PO BOX 250 CHURCH STREET STATION
NY  NY  10008-0250                                                                  125,629.305             6.98%

GARTMORE WORLDWIDE LEADER FUNDS CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  19428-2436                                                            152.672           100.00%

GARTMORE WORLDWIDE LEADERS FUND CLASS A

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104                                                          1,230,853.369            27.09%

NFSC FEBO   139-205702
FMT CO CUST IRA R/O
12 LORRAINE RD
SUMMIT  NJ  07901-1911                                                              329,317.075             7.25%

GARTMORE WORLDWIDE LEADERS FUND CLASS B

RAYMOND JAMES   ASSOC INC
FBO DARSNEY IRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716                                                              6,673.996            48.02%

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD

CONSHOHOCKEN  PA  19428-2436                                                           1,669.45            12.01%

JAVIER ALFONSO
22 ROBERTSON AVE
WHITE PLAINS  NY  10606                                                                 928.399             6.68%

GARTMORE WORLDWIDE LEADERS FUND CLASS C

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805                                                                    1,353.122            40.14%

IRA M FOWLER
632 OLD AUGUSTA RD
GREENVILLE  SC  29605                                                                   805.301            23.89%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246                                                                 684.199            20.29%

CINDY FASTOW
3216 STOCKTON PL
HOLLAND  PA  18966                                                                      214.286             6.36%

GARTMORE WORLDWIDE LEADERS FUND INSTITUTIONAL SERVICE

NATIONWIDE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  43218-2029                                                            200,142.313            99.20%

NATIONWIDE SMALL CAP FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  19428-2436                                                             71.276           100.00%

NORTHPOINTE SMALL CAP VALUE FUND

HUDSON- WEBBER FOUNDATION
333 W FORT ST STE 1310
DETROIT  MI  48226                                                                  799,583.073            34.99%

WACHOVIA BANK NA
123 S BROAD ST
FBO THE J MARION SIMS FOUNDATION INC
PHILADELPHIA  PA  19109                                                             418,729.271            18.33%

GARRETT EVANGELICAL THEOLOGICAL SEMINARY
2121 SHERIDAN RD
EVANSTON  IL  60201                                                                 401,368.757            17.57%

INTERNATIONAL ASSOCIATION OF MACHINIST
AND AEROSPACE WORKERS LOCAL 2848
30700 TELEGRAPH STE 4601 PO BOX 3039
BHAM  MI  48012                                                                     159,102.857            6.96%

---------------------------

      To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds listed above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

      Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations as of the date of this SAI, it is expected that upon commencement of the public offering, Gartmore or one of its affiliates will own all or substantially all of the new fund's shares, but that shortly thereafter, such ownership will decrease as sales are made to the public.

                              FINANCIAL STATEMENTS

      The Report of Independent Auditors and Financial Statements of the Funds for the fiscal year ended October 31, 2003 in the Trust's Annual Reports are incorporated herein by reference. Copies of the Trust's Annual Reports and next available Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 1-800-848-0920.

APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.  Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3 -- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC        Bonds are considered a high default risk. Default is a real
and C          possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signal imminent default.

DDD, DD        Bonds are in default. Such bonds are not meeting current
and D          obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST, GARTMORE GLOBAL ASSET MANAGEMENT TRUST, GARTMORE SA CAPITAL TRUST, GARTMORE MORLEY CAPITAL MANAGEMENT, INC., NORTHPOINTE CAPITAL, LLC, CODA CAPITAL MANAGEMENT, LLC

GENERAL

         The Board of Trustees of the Funds has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Each of Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore SA Capital Trust, Gartmore Morley Capital Management, Inc., NorthPointe Capital, LLC, and Coda Capital Management, LLC. (hereinafter referred to collectively as "Gartmore"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Gartmore provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Gartmore performs for Clients. Gartmore's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Gartmore has adopted proxy voting guidelines (the "Gartmore Proxy Voting Guidelines") to assist Gartmore in making proxy voting decisions and in developing procedures for effecting those decisions. The Gartmore Proxy Voting Guidelines are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Gartmore Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds will be available to shareholders on the Trust's website, gartmorefunds.com, and the SEC's website beginning September, 2004.

HOW PROXIES ARE VOTED

         Gartmore has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Gartmore. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, Gartmore's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists Gartmore in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Gartmore Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Gartmore's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Gartmore, generally will result in proxy voting decisions which serve the best economic interests of Clients. Gartmore has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Gartmore on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Gartmore; and (ii) Gartmore will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

        Gartmore and Gartmore's subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Gartmore generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the Gartmore Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Gartmore (or between a Client and those of any of Gartmore's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

         Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy

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outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES ("ISS")

1.    AUDITORS

VOTE FOR PROPOSALS TO RATIFY AUDITORS, UNLESS ANY OF THE FOLLOWING APPLY:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

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MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4.    PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

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Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

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These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

FUND ASSET MANAGEMENT, L.P. (DBA MERCURY ADVISERS)

         Mercury Advisers has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury's interest and those of its clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of Mercury's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury's Legal department appointed by Mercury's General Counsel. The Committee's membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common

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position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         Mercury's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an "Affiliate"), or a money management or other client of Mercury (each, a "Client") is involved. The Proxy Voting Procedures and Mercury's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury's normal voting guidelines or, on matters where Mercury's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice

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to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with Mercury's fiduciary duties

         In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         Mercury has adopted specific voting guidelines with respect to the following proxy issues:

- Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

- Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

- Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

- Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

- Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

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-    Routine proposals related to requests regarding the formalities of corporate meetings.

- Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

- Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

GARTMORE GLOBAL PARTNERS

The corporate governance policy of Gartmore Global Partners (Gartmore) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when Gartmore casts its clients' votes at company meetings. This document only summarises Gartmore's position and for a fuller understanding reference must be made to Gartmore's full corporate governance statement.

CORPORATE GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

- Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

-    Capital issue and repurchase should be on equal terms to all holders.

- Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

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-    Board Structure - there should be sufficient independent non-executives to balance executive management.

- Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

- Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

- Service contracts - should not be of excessive length or used to shield executives who do not perform.

- Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

- Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GARTMORE'S PROCEDURES

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required Gartmore will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

CONFLICTS OF INTEREST

Gartmore recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

         - where Gartmore (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

         - where Gartmore (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where Gartmore (or an affiliate) may manage assets for the proponent

         - where Gartmore (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where Gartmore (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

                  - referring decisions to a senior manager unconnected with the day to day management of the fund concerned

                  -   using the advice of an outside body

                  -   approaching clients directly.

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In order to avoid even the appearance of impropriety, in the event that Gartmore
(or an affiliate) manages assets for a company, its pension plan, or related entity, Gartmore will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

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                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Amended Declaration of Trust dated December 22, 2003, of the Registrant is filed herewith as Exhibit(a).

(b) Amended Bylaws dated August 25, 1983, as amended January 25, 2002, of the Registrant previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles V, VI, VII, and VIII of the Declaration of Trust, incorporated by reference to Exhibit (1) hereto, define rights of holders of shares.

(d)      Investment Advisory Agreements

         (1) (a) Investment Advisory Agreement pertaining to series of the Trust currently managed by Gartmore Mutual Fund Capital Trust
                  (GMF) (formerly Villanova Mutual Fund Capital Trust) previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

                  (b) Amendment to Investment Advisory Agreement pertaining to series of the Trust currently managed by Gartmore Mutual Fund Capital Trust ("GMF") (formerly Villanova Mutual Fund Capital Trust) previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

                  (c) Amended Exhibit A to the Investment Advisory Agreement (proposed) between the Trust and GMF filed with the Trust's Registration Statement on July 6, 2001 is hereby incorporated by reference.

                  (d) Amended Exhibit A to the Investment Advisory Agreement between the Trust and GMF previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

                  (e) Amended Exhibit A to the Investment Advisory Agreement between the Trust and GMF effective October 1, 2002 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (f) Proposed Amended Exhibit A to the Investment Advisory Agreement between the trust and the GMF to be effective June __, 2004 is filed herewith as Exhibit (d)(1)(f).

         (2) (a) Investment Advisory Agreement pertaining to the series of the Trust managed by Gartmore Morley Capital Management, Inc. ("GMCM") previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

                  (b) Amended Exhibit A to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GMCM previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

                  (c) Amendment to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GMCM previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

         (3) (a) Investment Advisory Agreement between the Trust and Gartmore Global Asset Management Trust ("GGAMT") previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

                  (b) Amended Exhibit A to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GGAMT previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

         (4)      Subadvisory Agreements.

                  (a) (1) Subadvisory Agreement with Fund Asset Management, L.P. for S & P 500 Index Fund, previously filed with the Trust's Registration Statement on October 29, 1999 is hereby incorporated by reference.

                           (2) Amended Exhibit A to Subadvisory Agreement (proposed) previously filed with the Trust's Registration Statement on July 6, 2001 is hereby incorporated by reference.

                           (3) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (b) (1) Subadvisory Agreement with NorthPointe Capital, LLC for the Gartmore Large Cap Value (formerly, the Prestige Large Cap Value Fund), Gartmore Value Opportunities and NorthPointe Small Cap Value Funds previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

                           (2) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

                  (c) (1) Subadvisory Agreement with Gartmore Global Partners for the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders (formerly, the Gartmore Global Leaders Fund), Gartmore European Leaders (formerly, the Gartmore European Growth Fund) and Gartmore Global Small Companies Funds previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

                           (2) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

                  (d) Form of Subadvisory Agreement with SSI Management, Inc. for Gartmore Long-Short Equity Plus Fund previously filed with the Trust's Registration Statement on June 23, 2003 is hereby incorporated by reference.

                  (e) Proposed Subadvisory Agreement with Gartmore Global Partners for the Gartmore Global Natural Resources and Gartmore China Opportunities Fund to be effective June __, 2004 is filed herewith as Exhibit (d)(4)(e).

(e)      (1)      Underwriting Agreement previously filed with the Trust's
                  Registration Statement on November 5, 2002 is hereby incorporated by reference.

         (2) Proposed Amended Schedule A to the Underwriting Agreement is filed herewith as Exhibit (e)(2).

         (3) Model Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

(f)      Not applicable.

(g)      Custodian Agreement

         (1) Custody Agreement dated April 4, 2003 between Gartmore Variable Insurance Trust and JPMorgan Chase Bank previously filed with the Trust's Registration Statement on April 30, 2003 is hereby incorporated by reference.

         (2) Proposed Amended Rider to the Custody Agreement dated April 4, 2003 is filed herewith as Exhibit (g)(2).

(h)      (1)      (a) Fund Administration Agreement and Transfer Agency
                  Agreement between the Trust, Gartmore SA Capital Trust and
                  Gartmore Investor Services, Inc. is filed herewith as Exhibit
                  (h)(1)(a).

                  (b) Proposed Exhibit C to the Fund Administration and Transfer Agency Agreement is filed herewith as Exhibit (h)(1)(b).

         (2) (a) Administrative Services Plan and Services Agreement previously filed on January 5, 1999, and is hereby incorporated by reference.

                  (b) Amended Administration Services Plan and Services Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

                  (c) Proposed Amended Administrative Services Plan is filed herewith as Exhibit (h)(2)(c).

         (3) Form of Capital Protection Agreement for the Gartmore Principle Protected Fund previously filed with the Trust's Registration Statement on February 14, 2003 is hereby incorporated by reference.

         (4) Expense Limitation Agreement between the Trust and Villanova Mutual Fund Capital Trust ("VMF"), amended effective March 1, 2001 to Agreement originally dated as of November 2, 1998 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (5) Expense Limitation Agreement between the Trust and Gartmore Morley Capital Management, Inc. ("GMCM"), amended effective March 1, 2003 to Agreement originally effective February 1, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (6) Expense Limitation Agreement between the Trust and GMCM, amended effective March 5, 2001 to Agreement originally effective as of December 29, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMCM effective March 1, previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (7) Expense Limitation Agreement between the Trust and Villanova SA Capital Trust, amended effective March 1, 2001 to original Agreement dated December 29, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (8) Expense Limitation Agreement between the Trust and VMF, amended effective March 1, 2001 to original Agreement dated December 29, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (9) Expense Limitation Agreement between the Trust and VMF, effective March 31, 2000 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (10) Expense Limitation Agreement between the Trust and VMF, amended effective March 1, 2001 to original Agreement dated May 31, 2000 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (11) Expense Limitation Agreement between the Trust and Villanova Global Asset Management Trust, effective September 1, 2000 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GGAMT effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (12) Expense Limitation Agreement between the Trust and VMF dated March 1, 2001 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (13) Expense Limitation Agreement between the Trust and GMF, effective October 1, 2002 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

         (14) Expense Limitation Agreement between the Trust and GMF, effective October 1, 2002 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

                  (b) Proposed Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective June __, 2004 is filed herewith as Exhibit (h)(14)(b).

         (15) Service Agreement effective November 1, 2001 between Gartmore SA Capital Trust and BISYS Fund Services Ohio, Inc. previously filed with the Trust's Registration Statement on September 29, 2003 is hereby incorporated by reference.

(i)      Legal Opinion to be filed by Amendment.

(j) Consent of PricewaterhouseCoopers LLP ("PwC"), independent auditors is filed herewith as Exhibit 23(j).

(k)      Not applicable.

(l) Purchase Agreement previously filed with Trust's Registration Statement on January 2, 1998 is hereby incorporated by reference.

(m)      (1)      Proposed Amended Distribution Plan is filed herewith as
                  Exhibit (m)(1).

         (2) Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

         (3) Rule 12b-1 Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

(n)      Proposed Amended 18f-3 Plan is filed herewith as Exhibit (n).

(o)      Not applicable.

(p)      (1)      Code of Ethics for Gartmore Funds previously filed with the
                  Trust's Registration Statement on May 12, 2000 is hereby incorporated by reference.

         (2) Code of Ethics for Gartmore Mutual Fund Capital Trust and Gartmore SA Capital Trust previously filed with the Trust's Registration Statement on May 12, 2000 is hereby incorporated by reference.

                  (a) Code of Ethics, as amended November 29, 2001, for Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, NorthPointe Capital LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company previously filed with the Trust's Registration Statement on March 1, 2002 is hereby incorporated by reference.

         (3) Code of Ethics for Gartmore Distribution Services, Inc. previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

         (4) Code of Ethics for Gartmore Global Asset Management Trust dated August 8, 2000 and filed with the Trust's Registration Statement on December 29, 2000 is hereby incorporated by reference.

         (5) (a) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

                  (b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

                  (c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

         (6) Merrill Lynch Investment Managers (MLIM), Registered Investment Companies and their Investment Advisers and Principal Underwriter Code of Ethics dated Summer 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

         (7) SSI Management, Inc. Code of Ethics and Conduct & Policies and Procedures previously filed with the Trust's Registration Statement on June 23, 2003 is hereby incorporated by reference.

(q)      (1)      Power of Attorney for Charles E. Allen, Paula H.J.
                  Cholmondeley, C. Brent Devore, Robert M. Duncan, Barbara
                  Hennigar, Gerald J. Holland, Paul J. Hondros, Thomas J. Kerr,
                  IV, Douglas Kridler, Arden L. Shisler, David C. Wetmore and dated March 13, 2003, previously filed with the Trust's
                  Registration Statement on April 30, 2003 is hereby incorporated by reference.

         (2) Power of Attorney for Michael J. Baresich dated March 11, 2004 is filed herewith as Exhibit (q)(2).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article V, Section 5.2 of the Amended Declaration of Trust. In addition, Section 1743.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. The trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the trustees in their capacity as trustee. See
Item 23(a)(1) above.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) GMF, an investment adviser of the Trust, also serves as investment adviser to the Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:

Michael C. Keller, Director

Executive Vice President - Chief Information Officer

Nationwide Mutual Fire Insurance Company
Nationwide Mutual Insurance Company
Nationwide Financial Services, Inc.

Director

Gartmore Global Investments, Inc.

W. G. Jurgensen, Chief Executive Officer and Director

Nationwide Mutual Insurance Company
Nationwide Financial Services, Inc.
Cal Farm Insurance Company
Farmland Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Property and Casualty Insurance Company

Chairman and Chief Executive Officer - Nationwide

Nationwide General Insurance Company
Nationwide Indemnity Company
Nationwide Investment Services Corporation

Director

Gartmore Global Investments, Inc.

Chairman

Nationwide Securities, Inc.

Paul J. Hondros, Director, President and Chief Executive Officer

Gartmore Investors Services, Inc.
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.
Gartmore Global Investments, Inc.
Gartmore Distribution Services, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Global Investments, Inc.

Chairman and Chief Executive Officer

Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Robert A. Rosholt, Executive Vice President - Chief Financial Officer

Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation

Executive Vice President, Chief Financial Officer and Director

Nationwide Global Holdings, Inc.
Nationwide Securities, Inc.

Executive Vice President and Director

Gartmore Global Investments, Inc.

Director

NGH Luxembourg, S.A.

Terri L. Hill, Director

Gartmore Global Investments, Inc.

Executive Vice President - Chief Administrative Officer

Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company

Young D. Chin, Executive Vice President - Global CIO - Equities

Gartmore Distribution Services, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust

Christopher P. Donigan, Vice President - Human Resources

Gartmore Distribution Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust

Glenn W. Soden, Associate Vice President and Secretary

Gartmore Distribution Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.

Carol L. Dove, Assistant Treasurer

Gartmore Distribution Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust

Jeffrey S. Meyer, Executive Vice President

Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

John F. Delaloye, Assistant Secretary

Gartmore Distribution Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore Global Investments, Inc.

Gartmore SA Capital Trust

Gerald J. Holland, Senior Vice President - Chief Administrative Officer

Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust

Treasurer and Chief Financial Officer

Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Thomas M. Sipp, Vice President

Gartmore Global Investments, Inc.

Vice President and Treasurer

Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore Distribution Services, Inc.

Michael A. Krulikowski, Vice President - Chief Compliance Officer

Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
NorthPointe Capital LLC

Daniel J. Murphy, Assistant Treasurer

Gartmore Distribution Services, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
NorthPointe Capital LLC

Eric E. Miller, Senior Vice President - Chief Counsel

Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Secretary

Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Thomas E. Barnes, Vice President

Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Richard Fonash, Vice President

Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.
1200 River Road, Suite 1000
Conshohocken, Pennsylvania 19428

NorthPointe Capital, LLC
Suite 745
201 West Big Beaver Road
Troy, Michigan 48084

Gartmore Morley Financial Services, Inc.
5665 S. W. Meadows Road, Suite 400
Lake Oswego, Oregon 97035

(b) GMCM as investment adviser to the Gartmore Morley Capital Accumulation Fund and Gartmore Morley Enhanced Income Fund. GMCM is incorporated under the laws of the State of Oregon and is a wholly owned indirect subsidiary of Gartmore Global Investments, Inc. To the knowledge of the investment advisor, none of the directors or officers of GMCM, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Gartmore Morley Financial Services, Inc. and Gartmore Global Investments, Inc. The directors except as noted below may be contacted c/o Morley Financial Services, Inc., 5665 SW Meadows Road, Suite 400 Lake Oswego, Oregon 97035.

         Jill R. Cuniff, Managing Director and Chief Investment Officer, and Director of GMCM. Ms Cuniff is also Managing Director, Chief Investment Officer and Director of Gartmore Morley Financial Services, Inc.

         Thomas M. Sipp, 1200 River Road, Conshohocken, Pennsylvania 19428. Vice President, Treasurer and Director of GMCM. Mr. Sipp is also Vice President for Gartmore Global Investments, Inc.

         Steve Ferber, Director and Senior Vice President Sales and Marketing for GMCM.

(c) GGAMT, an investment adviser of the Trust, also serves as an investment adviser to Gartmore Variable Insurance Trust. The Directors of Nationwide Corporation ("NC"), GGAMT's managing unit holder and the officers of GGAMT are as follows (see (a) above for additional information on their other employment):

 Directors of NC

Lewis J. Alphin
James B. Bachmann
A. I. Bell
Timothy J. Corcoran
Yvonne M. Curl
Kenneth D. Davis
Keith E. Eckel
Willard J. Engel
Fred C. Finney
W.G. Jurgensen
David O. Miller
Lydia M. Marshall
Terry W. McClure
Ralph M. Paige
James F. Patterson
Arden L. Shisler
Robert L. Stewart

                                Officers of GGAMT

President and Chief Executive Officer                     Paul J. Hondros
Vice President, Chief Financial Officer and Treasurer     Thomas M. Sipp
Vice President and Secretary                              Thomas E. Barnes
Senior Vice President                                     Eric E. Miller
Assistant Secretary                                       John F. Delaloye
Assistant Treasurer and Vice President                    Carol L. Dove
Executive Vice President                                  Young D. Chin
Senior Vice President                                     Gerald J. Holland
Vice President                                            Christopher P. Donigan
Vice President and Chief Compliance Officer               Michael A. Krulikowski
Assistant Treasurer                                       Daniel J. Murphy
Vice President                                            Richard F. Fonash
Vice President                                            Alan A. Todryk
Vice President and Secretary                              Thomas E. Barnes

(d) Information for the Subadviser of the S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

         (1) Fund Asset Management, L.P. ("FAM") acts as subadviser to the Funds listed above and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

(e) Information for the Subadviser of the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund), Gartmore European Leaders Fund (formerly Gartmore European Growth Fund), Gartmore Small Companies Fund, Gartmore International Small Cap Growth Fund and Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund.

         (1) Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund), Gartmore European Leaders Fund (formerly Gartmore European Growth Fund), Gartmore Small Companies Fund, Gartmore International Small Cap Growth Fund, Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund, as well as adviser to certain other clients. The list required by this Item 26 of officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Gartmore (SEC File No. 801-48811).

(f) Information for the Subadviser of the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund and NorthPointe Small Cap Value Fund.

         (1) NorthPointe Capital, LLC ("NorthPointe") acts as subadviser to the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund and NorthPointe Small Cap Value Fund and separate institutional investors. The list required by this Item 26 of officers and directors of NorthPointe, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NorthPointe (SEC File No. 801-57064).

(g)      Information for the Subadviser of the Gartmore Long-Short Equity Plus
         Fund.

         (1) SSI Investment Management, Inc. ("SSI") acts as subadviser to the Gartmore Long-Short Equity Plus Fund and separate institutional investors. The list required by this Item 26 of officers and directors of SSI, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SSI (SEC File No. 801-10544).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Gartmore Distribution Services, Inc. ("GDSI"), the principal underwriter of the Registrant, also acts as principal underwriter for Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc.

(b) Herewith is the information required by the following table with respect to each director, officer or partner of GDSI:

                                                                                                TITLE WITH
     NAME:                            ADDRESS:                        TITLE WITH GDSI:          REGISTRANT:
Paul J. Hondros                 1200 River Road                President and Chief Executive    Chairman
                                Conshohocken PA 19428          Officer

Young D. Chin                   1200 River Road                Executive Vice President         n/a
                                Conshohocken PA 19428

                                                                                                     TITLE WITH
        NAME:                          ADDRESS:                        TITLE WITH GDSI:              REGISTRANT:
Gerald J. Holland               1200 River Road                Senior Vice President             Treasurer
                                Conshohocken PA 19428

Eric E. Miller                  1200 River Road                Senior Vice President             Secretary
                                Conshohocken PA 19428

Christopher P. Donigan          1200 River Road                Vice President                    n/a
                                Conshohocken PA 19428

Thomas M. Sipp                  1200 River Road                Vice President, Chief Financial   n/a
                                Conshohocken PA 19428          Officer and Treasurer

Glenn W. Soden                  1200 River Road                Associate Vice President and      n/a
                                Conshohocken PA 19428          Secretary

Carol L. Dove                   One Nationwide Plaza           Vice President and Assistant      n/a
                                Columbus, OH 43215             Treasurer

Daniel J. Murphy                One Nationwide Plaza           Assistant Treasurer               n/a
                                Columbus, OH 43215

Michael A. Krulikowski          1200 River Road                Vice President and                Assistant Secretary
                                Conshohocken PA 19428          Chief Compliance Officer

Thomas E. Barnes                One Nationwide Plaza           Vice President and                n/a
                                Columbus, OH 43215             Secretary

Alan A. Todryk                  One Nationwide Plaza           Vice President                    n/a
                                Columbus, OH 43215

William J. Baltrus              1200 River Road                Vice President                    Assistant Treasurer
                                Conshohocken PA 19428

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

BISYS
3435 Stelzer Road
Columbus, OH 43219

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

The following undertakings relate solely to the Fund as an individual series of the Registrant. Any filing, notice or other action required by the following undertakings shall be limited in all respects to the Fund, and any action taken by the Registrant, on behalf of the Fund, shall be limited to the Fund and shall not require any action to be taken by any other series of the Registrant. Capitalized terms used in these undertakings and not otherwise defined, have the respective meanings assigned to them in the Prospectus, which is a part of this Registration Statement.

1. During the Guarantee Period, the Registrant hereby undertakes to mail notices to current shareholders promptly after the happening of significant events related to the Capital Protection Agreement. These significant events include: (i) the termination of the Capital Protection Agreement; (ii) a default under the Capital Protection Agreement that has a material adverse effect on a shareholder's right to receive his or her Guaranteed Amount on the Guarantee Maturity Date;
         (iii) the insolvency of the Capital Protection Provider or of AIG; or
         (iv) a reduction in the credit rating of the long-term debt of AIG issued by Standard & Poor's Rating Services or Moody's Investors Service, Inc. to BBB+ or lower or Baa1 or lower, respectively.

2. If at any time during the Guarantee Period during which the Registrant is required to file an amendment to its registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), which amendment relates to the Fund, AIG ceases to file periodic reports pursuant to the Exchange Act, the Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act to include updated audited financial statements with respect to AIG (or any substitute or successor for AIG under the guarantee relating to the Capital Protection Provider's payment obligations under the Capital Protection Agreement (the "Successor")) covering the periods that would otherwise have been required to be covered by Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Fund, the consent of the independent auditors of AIG (or any Successor, as applicable) regarding such audited financial statements.

3. During the Guarantee Period, the Registrant hereby undertakes to include in the Registrant's annual and semiannual reports (with respect to the Fund) to shareholders, an offer to supply the most recent annual and/or quarterly report of AIG (or any Successor, as applicable), free of charge, upon a shareholder's request.

At such times as the Registrant is required to file an amendment to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), which amendment relates to the Fund, the Registrant hereby undertakes to update such Registration Statement to incorporate by reference the audited financial statements contained in the most recent annual report on Form 10-K of, or to include the most recent audited financial statements covering the periods that would otherwise have been required by such a Form 10-K of, (i) AIG,
(ii) any Successor, or (iii) any entity that is replaced or substituted for AIG or any Successor under a new guarantee of the Capital Protection Provider's payment obligations under the Capital Protection Agreement. Further, the Registrant undertakes to include as an exhibit to any amendment to its Registration Statement filed under the 1933 Act the consent of the applicable independent auditors regarding such audited financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 60 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and the State of Ohio, on the fifteenth day of April, 2004.

                                     GARTMORE MUTUAL FUNDS

                                     By: /s/ ELIZABETH A. DAVIN
                                         -----------------------------------
                                         Elizabeth A. Davin, Assistant Secretary

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 60 TO THE REGISTRATION STATEMENT OF GARTMORE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE FIFTEENTH DAY OF APRIL, 2004.

Signature & Title

Principal Executive Officer

/s/ PAUL J. HONDROS*
--------------------------------------------
Paul J. Hondros, Trustee and Chairman

Principal Accounting and Financial Officer

/s/ GERALD J. HOLLAND*
--------------------------------------------
Gerald J. Holland, Treasurer

/s/ CHARLES E. ALLEN*
--------------------------------------------
Charles E. Allen, Trustee

/s/ MICHAEL J. BARESICH*
--------------------------------------------
Michael J. Baresich, Trustee

/s/ PAULA H.J. CHOLMONDELEY*
--------------------------------------------
Paula H.J. Cholmondeley, Trustee

/s/ C. BRENT DEVORE*
--------------------------------------------
C. Brent Devore, Trustee

/s/ ROBERT M. DUNCAN*
--------------------------------------------
Robert M. Duncan, Trustee

/s/ BARBARA L. HENNIGAR*
--------------------------------------------
Barbara L. Hennigar, Trustee

/s/ THOMAS J. KERR, IV*
--------------------------------------------
Thomas J. Kerr, IV, Trustee

/s/ DOUGLAS F. KRIDLER*
--------------------------------------------
Douglas F. Kridler, Trustee

/s/ ARDEN L. SHISLER*
--------------------------------------------
Arden L. Shisler, Trustee

/s/ DAVID C. WETMORE*
--------------------------------------------
David C. Wetmore, Trustee

*BY: /s/ ELIZABETH A. DAVIN
     ---------------------------------------
     Elizabeth A. Davin, Attorney-In Fact

                                 EXHIBITS INDEX

EXHIBITS                                                      EXHIBIT NO.
Amended Declaration of Trust                                   EX-99(a)

Amended Exhibit A to the Investment Advisory Agreement      EX-99(d)(1)(f)

Subadvisory Agreement                                       EX-99(d)(4)(e)

Amended Schedule A to the Underwriting Agreement              EX-99(e)(2)

Amended Rider to the Custody Agreement                        EX-99(g)(2)

Fund Administration Agreement and Transfer Agency
Agreement                                                   EX-99(h)(1)(a)

Exhibit C to the Fund Administration Agreement and
Transfer Agency Agreement                                   EX-99(h)(1)(b)

Amended Administrative Services Plan                        EX-99(h)(2)(c)

Amended Exhibit A to Expense Limitation Agreement           EX-99(h)(14)(b)

Auditors' Consent                                              EX-99(j)

Amended Distribution Plan                                     EX-99(m)(1)

Amended 18f-3 Plan                                             EX-99(n)

Power of Attorney for Michael J. Baresich                     EX-99(q)(2)